UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated July 31, 2007	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Santa Barbara Dividend Growth Fund

Nuveen Santa Barbara Growth Fund

Nuveen Santa Barbara Growth Opportunities Fund

Nuveen Rittenhouse Growth Fund

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NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE

“No one knows

what the future

will bring, which

is why we think

a well-balanced

portfolio ... is

an important

component in

achieving your

long-term

financial goals.”

Dear Shareholder,

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund feature portfolio management by Santa Barbara Asset Management, LLC, while the Nuveen Rittenhouse Growth Fund is sub-advised by Rittenhouse Asset Management, Inc. I urge you to take the time to read the portfolio managers’ comments.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The company has accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

September 14, 2007

Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen Santa Barbara

Dividend Growth, Nuveen Santa Barbara Growth, Nuveen Santa Barbara Growth Opportunities, and Nuveen Rittenhouse Growth Funds

The Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund feature management by Santa Barbara Asset Management, LLC, while the Nuveen Rittenhouse Growth Fund is managed by Rittenhouse Asset Management, Inc., both affiliates of Nuveen Investments, Inc. We recently spoke with James Boothe, CFA, portfolio manager for the Nuveen Santa Barbara Dividend Growth Fund; Michael Mayfield, co-portfolio manager for the Nuveen Santa Barbara Growth Fund; George Tharakan, CFA, portfolio manager of the Nuveen Santa Barbara Growth Opportunities Fund and Robert Norton, co-portfolio manager of the Nuveen Rittenhouse Growth Fund, about the key investment strategies and performance of the Funds for the twelve-month period ended July 31, 2007.

What were the general market conditions during this reporting period?

The economy was decidedly mixed as indicators seemed to contain both good and bad news for investors over the past twelve months. Economic growth was positive but slowing, corporate earnings grew faster than expected but slower than prior years and commodity prices continued to rise while inflation appeared to stop increasing but remained stubbornly above the Federal Reserve targets. Federal Reserve policy was unusually innocuous as the Fed held the Feds Funds rate steady after a series of increases started in 2004 were put into effect to help cool the economy and tame inflation. As the period came to a close, the mixed economic signals have begun to influence financial markets causing volatility to increase as investor uncertainty over the future course of the economy and liquidity concerns have, in turn, led to greater fluctuations in asset prices.

Equity investors chose to focus on the positives over the past twelve months as equity markets delivered solid returns with the S&P 500 up over 16%. Reasonable valuations and continued earnings growth trumped inflation fears and issues in the housing markets

How did the Funds perform during the period ended July 31, 2007?

The table on page three provides performance information for the four Funds (Class A shares at net asset value) for the one-year, five-year and since inception periods ended July 31, 2007. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Funds’ relative performance is provided later in the report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Santa Barbara Dividend Growth Fund

Class A shares at net asset value for the Nuveen Santa Barbara Dividend Growth Fund underperformed each of its comparative indexes for the twelve month period ended July 31, 2007. The primary reason for the underperformance was due to an underweighting in the technology sector which was one of the best performing sectors during the reporting period, and our holdings of financial stocks, which were the Fund’s worst performing sector. We remained true to our strategy of investing in companies that we believe are growing their dividends while generating above average income and lower volatility. Our industrials sector holdings were based on the premise that a strong global economy and weak dollar could support revenue growth. Our financials sector holdings remained a drag on portfolio returns, but we believe that our inclusion of regional banks may provide diversification. Our stock selection in technology offset somewhat the underweighting of this group for this time period.

The industrials sector was an area where we maintained a large weighting and we had some solid performers. This area benefited from a weak dollar and the growth of the global economy. We

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report  l  Page 2

Class A Shares

Average Annual Total Returns

as of 7/31/07

	Average Annual
	1-Year	5-Year	Since inception*
Nuveen Santa Barbara Dividend Growth Fund
A Shares at NAV	14.49%	NA	15.76%
A Shares at Offer	7.89%	NA	10.77%
Lipper Equity Income Funds Index[1]	15.25%	NA	12.26%
S&P 500 Index[2]	16.13%	NA	11.17%

Nuveen Santa Barbara Growth Fund
A Shares at NAV	11.77%	NA	3.99%
A Shares at Offer	5.35%	NA	-0.49%
Lipper Multi-Cap Core Funds Index[3]	18.31%	NA	10.26%
Russell 1000 Growth Index[4]	19.47%	NA	9.33%

Nuveen Santa Barbara Growth Opportunities Fund
A Shares at NAV	19.20%	NA	9.68%
A Shares at Offer	12.34%	NA	4.96%
Lipper Mid-Cap Core Funds Index[5]	18.28%	NA	9.02%
Russell 2500 Growth Index[6]	15.55%	NA	5.25%

Nuveen Rittenhouse Growth Fund
A Shares at NAV	15.93%	6.43%	1.89%
A Shares at Offer	9.24%	5.17%	1.27%
Lipper Large-Cap Growth Funds Index[7]	17.67%	9.13%	2.95%
Russell 1000 Growth Index[4]	19.47%	10.18%	3.47%
Russell Top 200 Growth Index[8]	18.69%	8.14%	2.44%
S&P 500 Index[2]	16.13%	11.81%	5.98%

*Since inception returns for the Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund and Nuveen Santa Barbara Growth Opportunities Fund and are as of 3/28/2006 and for the Nuveen Rittenhouse Growth Fund are as of 12/31/1997.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The since inception data for the index represents returns for the period 3/31/06 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The since inception data for the index represents returns for the period 3/31/06 – 7/31/07 for the Nuveen Santa Barbara Dividend Growth Fund and 12/31/97 – 7/31/07 for the Nuveen Rittenhouse Growth Fund, as returns for the index are calculated on a calendar month basis. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The since inception data for the index represents returns for the period 3/31/06 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The since inception data for the index represents returns for the period 3/31/06 – 7/31/07 for the Nuveen Santa Barbara Growth Fund and 12/31/97 – 7/31/07 for the Nuveen Rittenhouse Growth Fund, as returns for the index are calculated on a calendar month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The since inception data for the index represents returns for the period 3/31/06 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Russell 2500 Growth Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The since inception data for the index represents returns for the period 3/31/06 – 7/31/07, as returns for the index are calculated on a calendar month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The since inception data for the index represents returns for the period 12/31/97 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The since inception data for the index represents returns for the period 12/31/97 – 7/31/07, as returns for the index are calculated on a calendar month basis. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report    Page 3

were cautious of the materials sector as this group had a large run up in performance over a short period of time. Some notable holdings during the reporting period were: Nokia, which rose based on its increase in market share, and Chevron, which increased due to the overall increase in energy prices. We continue to own both holdings. A detractor from the portfolio during the period was Washington Mutual. Washington Mutual was caught up in the subprime lending situation that unfolded at the end of the period. We continue to own the holding, but are monitoring it closely.

Nuveen Santa Barbara Growth Fund

Class A shares at net asset value for the Nuveen Santa Barbara Growth Fund underperformed each of its comparative indexes for the twelve month period ended July 31, 2007. Overall, on a sector basis, the health care and energy sectors were the largest contributors to performance as both experienced positive stock selection. The financials, consumer discretionary and technology sectors were the largest detractors from performance.

The fund added a number of new companies during the reporting period across a wide range of sectors. More recently the fund purchased Raytheon, which appears to be well positioned to benefit from the government’s defense spending in the future. The continued rise of the Chinese military should help drive defense spending in the U.S. and around the world. As a leading company in the small business and tax software markets, Intuit is another position that was added to the fund. The company enjoys a large predictable recurring revenue stream and retains a leading market share in an under-penetrated market. Intuit has shown an ability to increase margins with additional unit sales as it leverages revenue growth over a fixed cost base. Additionally, the fund established a position in the health care company Allergan. With the recent acquisition of Inamed for its highly complementary aesthetic products and LAP Band product for obesity, we believe Allergan’s pipeline is full and well rounded. The fund maintains significant exposure in the industrials, information technology, health care, and consumer discretionary sectors. The fund will typically have limited exposure to the segments of the market that tend to be deeply cyclical.

The Fund benefited from an overweight position and outperformance in the health care sector. The strong stock selection can be attributed to several companies within the sector. Express Scripts was one of the larger contributors to performance during the period as the company continues to benefit from the migration in the pharmaceutical industry to generic drugs. Another long term holding in the health care sector that had a positive impact on performance was Stryker. The market leader in several segments of orthopedics and operating room equipment continues to deliver double digit growth with strong sales both domestically and internationally. Despite the underperformance relative to the benchmark, the technology sector had several companies that experienced strong appreciation during the 12 month period. Intel had a significant impact on performance as it continues to introduce innovative products and recoup market share losses to AMD. The private equity phenomenon has had a noticeable impact on the fund as several of our holdings have been taken private over the past twelve months. The portfolio benefited as companies such as Dollar General and First Data agreed to be acquired at large premiums.

The fund’s lack of exposure to the traditionally cyclical sectors, such as telecommunications and materials had a negative impact on performance. Both sectors posted solid returns during the twelve month reporting period. The technology sector was the strongest performing sector in the fund on an absolute basis, but trailed the benchmark on a relative basis. The benchmark benefited from names such as Microsoft, IBM, Google, Cisco and Apple. The portfolio’s lack of exposure to these names led to a negative relative stock selection effect within the sector. Motorola was the weakest performer during the period, as the company struggled with channel inventory and disappointing execution. The consumer discretionary sector hurt

Annual Report  l  Page 4

performance as the fund maintained an overweight position and underperformed the benchmark. IAC Interactive, which was added to the fund during the 4th quarter 2006, has disappointed in the short term. The company’s consumer related exposure to HSN, Ticketmaster and Lending Tree has created a head-wind over the past several months.

Nuveen Santa Barbara Growth Opportunities Fund

Class A shares at net asset value for the Nuveen Santa Barbara Growth Opportunities Fund outperformed each of its comparative indexes for the twelve month period ended July 31, 2007. Both sector allocation and stock picking contributed to the performance during the period. A low weighting in financials, one of the poorer performing sectors, helped performance as did recently purchased holdings Apollo Group and Lyondell Chemical.

The strategies used did not change during the reporting period. Turnover picked up markedly in the second half of 2006 because of an unusual number of opportunities that presented themselves. The recent stock option pricing issues at a number of companies gave us an opportunity to buy what we consider good businesses at compelling prices. The widespread investor aversion to media stocks and in particular newspaper stocks also presented good opportunities. We purchased the world’s preeminent newspaper, the New York Times, and Lee Enterprises the publisher of 58 daily newspapers. More recently we purchased Apollo Group and Lyondell Chemical. Apollo and Lyondell did much better than we expected while New York Times and Lee Enterprises performed worse.

Our two biggest sector weightings continued to be in the consumer discretionary and information technology sectors. These are the two sectors where we continued to find the most opportunities. Consumer discretionary was weak because of the sub-prime lending situation. We continued to have less success finding suitable investments in the financial and energy sectors. The sub-prime lending situation presented problems for many regional banks. The dramatic rise in oil prices recently has kept us away from the energy sector.

One of the best performing stocks in the portfolio was McAfee. We bought a full position in the stock in early 2006 and continue to own it today. There continues to be strong demand for security software due to the widespread prevalence of viruses and spam email. McAfee benefits from providing solutions to combat these problems. Apollo Group was also up significantly due to strong enrollment trends in the for-profit education industry. We continue to own that as well.

Charlotte Russe, a purveyor of women’s apparel, was one of the portfolio’s worst performers. As mentioned earlier the sub-prime lending situation affected consumer purchases. Some consumers were retrenching as they came to the realization that their mortgage exceeds the value of their house. Charlotte Russe was affected by this issue but we are encouraged by the good balance sheet and the recent insider buying. Lee Enterprises was also a poor performer due to the widespread investor aversion to newspaper stocks. It is encouraging to see that some of the savviest investors are buying or attempting to purchase newspapers including Rupert Murdoch, Sam Zell, Eli Broad and David Geffen. We continue to own both these stocks.

Nuveen Rittenhouse Growth Fund

Class A shares at net asset value for the Nuveen Rittenhouse Growth Fund underperformed each of its comparative indexes for the twelve month period ended July 31, 2007. The conservative nature of our approach to growth investing contributed to the underperformance exemplified by sector positioning which overweighed financials and underweighted technology. Stock selection also contributed modestly to underperformance with positives in technology and materials being more than offset by weak selection in health care and industrials.

The Fund remains committed to the core goal of quality growth. We seek consistent earnings growth

Annual Report    Page 5

which is underestimated by the market. Over the course of the year, the areas of the market where we found the most opportunities included; information technology, financials, health care and industrials. We found fewer prospects in areas of the market where growth was challenged or fully recognized including the consumer sectors, energy, materials and utilities.

Technology companies were among the stocks which contributed most significantly to performance over the past twelve months as reasonable valuations combined with strong underlying growth lead to good market performance. Examples include: Cisco Systems, EMC Corporation, Microsoft Corporation and Nokia Corporation. While each of these companies focus on different segments of the technology markets, they shared a common attribute of delivering strong growth which was not fully anticipated by investors. Other notable stocks adding to performance outside the technology area were General Electric, Nike Inc. and Schlumberger Ltd. While we continue to own these names, we have taken profits in some instances by trimming the positions.

Stocks which hurt portfolio performance included Amgen Inc. which suffered a series of setbacks clouding their growth prospects. We took advantage of a brief rally in the stock to eliminate the position prior to any possible further degradation in the company’s outlook and stock price. Motorola was another company where prospects dimmed over the course of the year. We eliminated the position early in 2007 as the competitive landscape clearly began to hurt the company. Small positions in housing and mortgage related companies, Countrywide Financial Corp. (subsequently sold) and D.R. Horton that were added to the portfolio late in the period proved costly as the difficulties in the sub-prime mortgage market proved greater than we had anticipated.

We believe the past twelve months may have signaled an important shift in the markets as investors began to move their focus from small, value oriented companies which have provided market leadership for a number of years to large growth companies.

Annual Report  l  Page 6

Nuveen Santa Barbara Dividend Growth Fund

Growth of an Assumed $10,000 Investment

Nuveen Santa Barbara Growth Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Equity Income Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Equity Income Funds category. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 7

Nuveen Santa Barbara Growth Opportunities Fund

Growth of an Assumed $10,000 Investment

Nuveen Rittenhouse Growth Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The Lipper Large-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Large-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell Top 200 Growth Index measures the performance of those Russell Top 200 companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 8

Fund Spotlight as of 7/31/07 Nuveen Santa Barbara Dividend Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$23.78	$23.77	$23.76	$23.79
Latest Ordinary Income Distribution[1]	$0.0792	$0.0331	$0.0331	$0.0946
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07

A Shares	NAV	Offer
1-Year	14.49%	7.89%
Since Inception	15.76%	10.77%

B Shares	w/o CDSC	w/CDSC
1-Year	13.68%	9.68%
Since Inception	14.95%	12.10%

C Shares	NAV
1-Year	13.63%
Since Inception	14.91%

R Shares	NAV
1-Year	14.77%
Since Inception	16.06%

Top Five Common Stock Holdings[2]
Raytheon Company	3.5%
Paychex, Inc.	3.4%
FPL Group, Inc.	3.4%
Hudson City Bancorp, Inc.	3.4%
PPL Corporation	3.4%

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	20.88%	13.96%
Since Inception	19.59%	14.11%

B Shares	w/o CDSC	w/CDSC
1-Year	19.97%	15.97%
Since Inception	18.70%	15.65%

C Shares	NAV
1-Year	19.97%
Since Inception	18.70%

R Shares	NAV
1-Year	21.13%
Since Inception	19.88%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$3,112
Number of Common Stocks	32

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.87%	1.25%	7/31/06
Class B	4.62%	2.00%	7/31/06
Class C	4.62%	2.00%	7/31/06
Class R	3.62%	1.00%	7/31/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on July 2, 2007.

2	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 9

Fund Spotlight as of 7/31/07 Nuveen Santa Barbara Dividend Growth Fund

Industries[1]
Commercial Banks	12.4%
Electric Utilities	9.8%
Oil, Gas & Consumable Fuels	9.4%
Thrifts & Mortgage Finance	6.5%
Pharmaceuticals	6.4%
Tobacco	6.4%
Aerospace & Defense	3.5%
IT Services	3.4%
Health Care Equipment & Supplies	3.4%
Industrial Conglomerates	3.4%
Communications Equipment	3.3%
Beverages	3.3%
Commercial Services & Supplies	3.3%
Diversified Telecommunication Services	3.2%
Semiconductors & Equipment	3.2%
Electrical Equipment	3.2%
Hotels, Restaurants & Leisure	3.1%
Other	12.8%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,046.10	$1,042.80	$1,042.30	$1,047.40	$1,019.59	$1,015.97	$1,015.82	$1,020.78
Expenses Incurred During Period	$5.33	$9.02	$9.17	$4.11	$5.26	$8.90	$9.05	$4.06

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.05%, 1.78%, 1.81% and .81% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 10

Fund Spotlight as of 7/31/07 Nuveen Santa Barbara Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$21.08	$20.88	$20.87	$21.14
Latest Ordinary Income Distribution[1]	—	—	—	$0.0154
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07

A Shares	NAV	Offer
1-Year	11.77%	5.35%
Since Inception	3.99%	-0.49%

B Shares	w/o CDSC	w/CDSC
1-Year	11.00%	7.00%
Since Inception	3.25%	0.30%

C Shares	NAV
1-Year	10.95%
Since Inception	3.22%

R Shares	NAV
1-Year	12.06%
Since Inception	4.27%

Top Five Common Stock Holdings[2]
Quest Diagnostics Incorporated	3.0%
Accenture Limited	2.8%
Express Scripts, Inc.	2.8%
Waste Management, Inc.	2.7%
AFLAC Incorporated	2.6%

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	12.90%	6.40%
Since Inception	6.34%	1.46%

B Shares	w/o CDSC	w/CDSC
1-Year	12.09%	8.09%
Since Inception	5.55%	2.41%

C Shares	NAV
1-Year	12.09%
Since Inception	5.55%

R Shares	NAV
1-Year	13.25%
Since Inception	6.63%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$6,709
Number of Common Stocks	44

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.27%	1.30%	7/31/06
Class B	4.02%	2.05%	7/31/06
Class C	4.02%	2.05%	7/31/06
Class R	3.02%	1.05%	7/31/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid on December 29, 2006, if any.

2	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 11

Fund Spotlight as of 7/31/07 Nuveen Santa Barbara Growth Fund

Industries[1]
Health Care Equipment & Supplies	12.1%
IT Services	9.0%
Commercial Services & Supplies	4.8%
Communications Equipment	4.6%
Insurance	4.6%
Machinery	4.5%
Commercial Banks	4.3%
Aerospace & Defense	4.3%
Media	3.9%
Software	3.9%
Air Freight & Logistics	3.8%
Health Care Providers & Services	3.0%
Semiconductors & Equipment	2.5%
Household Durables	2.4%
Consumer Finance	2.3%
Office Electronics	2.3%
Oil, Gas & Consumable Fuels	2.2%
Internet & Catalog Retail	2.2%
Short-Term Investments	8.9%
Other	14.4%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,026.30	$1,023.00	$1,022.50	$1,027.70	$1,019.14	$1,015.47	$1,015.42	$1,020.43
Expenses Incurred During Period	$5.73	$9.43	$9.48	$4.42	$5.71	$9.39	$9.44	$4.41

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.14%, 1.88%,1.89% and .88% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 12

Fund Spotlight as of 7/31/07 Nuveen Santa Barbara Growth Opportunities Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$22.30	$22.08	$22.08	$22.35
Latest Ordinary Income Distribution[1]	$0.3248	$0.3248	$0.3248	$0.3534
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07

A Shares	NAV	Offer
1-Year	19.20%	12.34%
Since Inception	9.68%	4.96%

B Shares	w/o CDSC	w/CDSC
1-Year	18.34%	14.34%
Since Inception	8.88%	5.98%

C Shares	NAV
1-Year	18.34%
Since Inception	8.88%

R Shares	NAV
1-Year	19.50%
Since Inception	9.97%

Top Five Common Stock Holdings[2]
Embarq Corporation	3.5%
Check Point Software Technology Limited	3.5%
Blockbuster Inc.	3.4%
infoUSA Inc.	3.4%
Wolverine World Wide Inc.	3.3%

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	21.32%	14.35%
Since Inception	14.39%	9.14%

B Shares	w/o CDSC	w/CDSC
1-Year	20.37%	16.37%
Since Inception	13.54%	10.46%

C Shares	NAV
1-Year	20.37%
Since Inception	13.54%

R Shares	NAV
1-Year	21.56%
Since Inception	14.67%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$1,110
Number of Common Stocks	47

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.22%	1.35%	7/31/06
Class B	4.97%	2.10%	7/31/06
Class C	4.97%	2.10%	7/31/06
Class R	3.97%	1.10%	7/31/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.

2	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 13

Fund Spotlight as of 7/31/07 Nuveen Santa Barbara Growth Opportunities Fund

Industries[1]
Household Durables	9.0%
Specialty Retail	7.8%
Pharmaceuticals	7.1%
Commercial Services & Supplies	6.6%
Software	6.1%
IT Services	5.5%
Media	5.4%
Chemicals	5.2%
Internet Software & Services	4.6%
Computers & Peripherals	4.4%
Health Care Providers & Services	4.3%
Hotels, Restaurants & Leisure	3.7%
Diversified Telecommunication Services	3.5%
Textiles, Apparel & Luxury Goods	3.3%
Health Care Equipment & Supplies	3.3%
Airlines	3.2%
Commercial Banks	3.1%
Other	13.9%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,022.00	$1,018.50	$1,018.50	$1,023.40	$1,018.10	$1,014.38	$1,014.38	$1,019.34
Expenses Incurred During Period	$6.77	$10.51	$10.51	$5.52	$6.76	$10.49	$10.49	$5.51

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.35%, 2.10%, 2.10% and 1.10% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 14

Fund Spotlight as of 7/31/07 Nuveen Rittenhouse Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$23.87	$22.21	$22.23	$24.44
Inception Date	12/31/97	12/31/97	12/31/97	12/31/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07

A Shares	NAV	Offer
1-Year	15.93%	9.24%
5-Year	6.43%	5.17%
Since Inception	1.89%	1.27%

B Shares	w/o CDSC	w/CDSC
1-Year	14.96%	10.96%
5-Year	5.63%	5.47%
Since Inception	1.26%	1.26%

C Shares	NAV
1-Year	15.00%
5-Year	5.64%
Since Inception	1.14%

R Shares	NAV
1-Year	16.16%
5-Year	6.69%
Since Inception	2.14%

Top Five Common Stock Holdings[1]
General Electric Company	4.0%
Procter & Gamble Company	3.9%
Microsoft Corporation	3.8%
Cisco Systems, Inc.	3.3%
American International Group, Inc.	3.1%

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	18.39%	11.57%
5-Year	5.60%	4.36%
Since Inception	2.15%	1.51%

B Shares	w/o CDSC	w/CDSC
1-Year	17.42%	13.42%
5-Year	4.80%	4.64%
Since Inception	1.51%	1.51%

C Shares	NAV
1-Year	17.46%
5-Year	4.81%
Since Inception	1.39%

R Shares	NAV
1-Year	18.62%
5-Year	5.85%
Since Inception	2.39%

Portfolio Allocation1

                                    [CHART]

Portfolio Statistics
Net Assets ($000)	$115,018
Number of Common Stocks	64

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.51%	1.51%	7/31/06
Class B	2.27%	2.27%	7/31/06
Class C	2.27%	2.27%	7/31/06
Class R	1.26%	1.26%	7/31/06

The expense ratios shown factor in Total Annual Fund Operating Expenses including management fees and other fees and expenses. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 15

Fund Spotlight as of 7/31/07 Nuveen Rittenhouse Growth Fund

Industries[1]
Communications Equipment	8.8%
Pharmaceuticals	6.6%
Software	6.3%
Media	5.6%
Capital Markets	5.0%
Computers & Peripherals	4.6%
Semiconductors & Equipment	4.2%
Oil, Gas & Consumable Fuels	4.2%
Aerospace & Defense	4.1%
Industrial Conglomerates	4.0%
Electrical Equipment	3.9%
Household Products	3.9%
Specialty Retail	3.7%
Insurance	3.4%
Diversified Financial Services	3.4%
Health Care Equipment & Supplies	2.7%
Multiline Retail	2.7%
Energy Equipment & Services	2.5%
Beverages	2.5%
Health Care Providers & Services	2.4%
Short-Term Investments	1.7%
Other	13.8%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,032.90	$1,028.70	$1,028.70	$1,033.80	$1,017.65	$1,013.98	$1,013.93	$1,018.89
Expenses Incurred During Period	$7.26	$10.97	$11.02	$6.00	$7.20	$10.89	$10.94	$5.96

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.44%, 2.18%, 2.19% and 1.19% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 16

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 94.5%

	Aerospace & Defense – 3.3%

1,850	Raytheon Company	$102,417
	Beverages – 3.1%

1,865	Coca-Cola Company	97,185
	Commercial Banks – 11.7%

2,015	Bank of America Corporation	95,551

1,840	Cullen/Frost Bankers, Inc.	91,393

2,940	U.S. Bancorp	88,053

2,350	Washington Mutual, Inc.	88,196
	Total Commercial Banks	363,193

	Commercial Services & Supplies – 3.1%

2,540	Waste Management, Inc.	96,596
	Communications Equipment – 3.1%

3,400	Nokia Oyj, Sponsored ADR	97,376
	Diversified Financial Services – 2.8%

1,895	Citigroup Inc.	88,250
	Diversified Telecommunication Services – 3.1%

2,430	AT&T Inc.	95,159
	Electric Utilities – 9.3%

1,255	Exelon Corporation	88,038

1,740	FPL Group, Inc.	100,450

2,110	PPL Corporation	99,465
	Total Electric Utilities	287,953

	Electrical Equipment – 3.0%

1,970	Emerson Electric Co.	92,728
	Health Care Equipment & Supplies – 3.2%

1,300	Becton, Dickinson and Company	99,268
	Hotels, Restaurants & Leisure – 3.0%

2,890	YUM! Brands, Inc.	92,596
	Industrial Conglomerates – 3.2%

2,550	General Electric Company	98,838
	Insurance – 2.8%

4,213	Fidelity National Title Group Inc., Class A	88,010
	IT Services – 3.3%

2,445	Paychex, Inc.	101,174
	Machinery – 2.5%

965	PACCAR Inc.	78,956
	Media – 2.9%

5,715	Pearson Public Limited Company	91,383
	Metals & Mining – 0.9%

275	Southern Copper Corporation	30,995

17

Portfolio of Investments

Nuveen Santa Barbara Dividend Growth Fund (continued)

July 31, 2007

Shares	Description	Value

	Oil, Gas & Consumable Fuels – 8.9%

1,090	Chevron Corporation	$92,933

1,940	Equitable Resources Inc.	91,393

1,190	Royal Dutch Shell PLC, Class A	92,332
	Total Oil, Gas & Consumable Fuels	276,658

	Pharmaceuticals – 6.1%

1,860	Abbott Laboratories	94,283

1,760	Eli Lilly and Company	95,198
	Total Pharmaceuticals	189,481

	Semiconductors & Equipment – 3.0%

2,565	Microchip Technology Incorporated	93,135
	Thrifts & Mortgage Finance – 6.1%

8,145	Hudson City Bancorp, Inc.	99,532

5,625	New York Community Bancorp, Inc.	91,294
	Total Thrifts & Mortgage Finance	190,826

	Tobacco – 6.1%

1,365	Altria Group, Inc.	90,732

1,290	Loews Corp - Carolina Group	97,769
	Total Tobacco	188,501

	Total Investments (cost $2,852,331) – 94.5%	2,940,678

	Other Assets Less Liabilities – 5.5%	171,209

	Net Assets – 100%	$3,111,887

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

18

Portfolio of Investments

Nuveen Santa Barbara Growth Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 88.2%

	Aerospace & Defense – 4.1%

2,570	Raytheon Company	$142,275

1,840	United Technologies Corporation	134,265
	Total Aerospace & Defense	276,540

	Air Freight & Logistics – 3.7%

2,145	Expeditors International of Washington Inc.	95,839

1,380	FedEx Corporation	152,821
	Total Air Freight & Logistics	248,660

	Biotechnology – 1.5%

2,700	Gilead Sciences, Inc., (1)	100,521
	Capital Markets – 1.9%

1,400	Legg Mason, Inc.	126,000
	Commercial Banks – 4.2%

3,165	Bank of America Corporation	150,084

3,860	Wells Fargo & Company	130,352
	Total Commercial Banks	280,436

	Commercial Services & Supplies – 4.7%

3,650	Cintas Corporation	133,444

4,695	Waste Management, Inc.	178,551
	Total Commercial Services & Supplies	311,995

	Communications Equipment – 4.5%

8,000	Motorola, Inc.	135,920

3,965	QUALCOMM Inc.	165,142
	Total Communications Equipment	301,062

	Construction & Engineering – 1.4%

1,455	Jacobs Engineering Group Inc., (1)	89,672
	Consumer Finance – 2.3%

7,545	Western Union Company	150,523
	Electronic Equipment & Instruments – 2.0%

1,745	Millipore Corporation, (1)	137,174
	Food & Staples Retailing – 2.0%

3,280	Sysco Corporation	104,566

700	Walgreen Co.	30,926
	Total Food & Staples Retailing	135,492

	Health Care Equipment & Supplies – 11.7%

790	Alcon Inc.	107,835

1,570	C. R. Bard, Inc.	123,198

3,580	Express Scripts, Inc., (1)	179,465

3,350	Patterson Companies Inc., (1)	120,165

1,675	Stryker Corporation	104,570

3,720	Varian Medical Systems, Inc., (1)	151,776
	Total Health Care Equipment & Supplies	787,009

19

Portfolio of Investments

Nuveen Santa Barbara Growth Fund (continued)

July 31, 2007

Shares	Description	Value

	Health Care Providers & Services – 2.9%

3,460	Quest Diagnostics Incorporated	$191,926
	Hotels, Restaurants & Leisure – 1.7%

2,715	Darden Restaurants Inc.	115,578
	Household Durables – 2.3%

2,830	Stanley Works	156,584
	Insurance – 4.5%

3,205	AFLAC Incorporated	167,045

2,080	American International Group, Inc.	133,494
	Total Insurance	300,539

	Internet & Catalog Retail – 2.1%

4,885	IAC/InterActiveCorp., (1)	140,395
	IT Services – 8.7%

4,360	Accenture Limited	183,687

2,110	Affiliated Computer Services Inc., (1)	113,223

3,280	Automatic Data Processing, Inc.	152,258

3,300	Paychex, Inc.	136,554
	Total IT Services	585,722

	Machinery – 4.3%

2,620	Illinois Tool Works Inc.	144,231

1,490	Parker Hannifin Corporation	147,033
	Total Machinery	291,264

	Media – 3.8%

1,850	McGraw-Hill Companies, Inc.	111,925

2,740	Omnicom Group Inc.	142,124
	Total Media	254,049

	Office Electronics – 2.2%

8,540	Xerox Corporation, (1)	149,108
	Oil, Gas & Consumable Fuels – 2.1%

2,575	XTO Energy, Inc.	140,415
	Pharmaceuticals – 1.9%

2,145	Allergan, Inc.	124,689
	Semiconductors & Equipment – 2.4%

6,900	Intel Corporation	162,978
	Software – 3.7%

4,530	Intuit Inc., (1)	129,739

6,315	Symantec Corporation, (1)	121,248
	Total Software	250,987

	Specialty Retail – 1.6%

5,585	Chico’s FAS, Inc., (1)	108,125
	Total Common Stocks (cost $5,850,340)	5,917,443

20

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 8.6%

$576	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/07, repurchase price $575,976, collateralized by $590,000 U.S. Treasury Notes, 4.625%, due 7/31/12, value $590,000	4.870%	8/01/07	$575,898

	Total Short-Term Investments (cost $575,898)			575,898

	Total Investments (cost $6,426,238) – 96.8%			6,493,341

	Other Assets Less Liabilities – 3.2%			215,299

	Net Assets – 100%			$6,708,640

(1)	Non-income producing.

See accompanying notes to financial statements.

21

Portfolio of Investments

Nuveen Santa Barbara Growth Opportunities Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 94.6%

	Aerospace & Defense – 2.3%

1,200	Orbital Sciences Corporation, (1)	$25,428
	Airlines – 3.0%

1,500	Skywest Inc.	33,465
	Auto Components – 2.8%

350	Magna International Inc., Class A	30,699
	Chemicals – 4.9%

200	Lubrizol Corporation	12,532

500	Lyondell Chemical Company	22,450

2,000	NL Industries Inc.	19,720
	Total Chemicals	54,702

	Commercial Banks – 2.9%

200	Affiliated Managers Group Inc., (1)	22,600

350	Provident Bankshares Corporation	10,045
	Total Commercial Banks	32,645

	Commercial Services & Supplies – 6.2%

400	Apollo Group, Inc., (1)	23,644

500	Corporate Executive Board Company	33,710

500	Rollins Inc.	11,900
	Total Commercial Services & Supplies	69,254

	Computers & Peripherals – 4.1%

300	Lexmark International, Inc., Class A, (1)	11,862

950	McAfee Inc., (1)	34,067
	Total Computers & Peripherals	45,929

	Construction & Engineering – 2.2%

600	Chicago Bridge & Iron Company N.V. ADR	24,360
	Diversified Telecommunication Services – 3.3%

600	Embarq Corporation	37,073
	Health Care Equipment & Supplies – 3.2%

700	Express Scripts, Inc., (1)	35,091
	Health Care Providers & Services – 4.1%

300	Mentor Corporation	11,805

600	Quest Diagnostics Incorporated	33,282
	Total Health Care Providers & Services	45,087

	Hotels, Restaurants & Leisure – 3.5%

750	Brinker International Inc.	20,205

500	Speedway Motorsports Inc.	18,485
	Total Hotels, Restaurants & Leisure	38,690

	Household Durables – 8.5%

800	American Greetings Corporation	19,784

250	Black & Decker Corporation	21,643

900	Blyth Inc.	20,088

600	Stanley Works	33,198
	Total Household Durables	94,713

22

Shares	Description	Value

	Insurance – 2.8%

600	Mercury General Corporation	$31,068
	Internet Software & Services – 4.3%

1,500	Check Point Software Technology Limited, (1)	36,540

800	United Online, Inc.	11,296
	Total Internet Software & Services	47,836

	IT Services – 5.2%

3,500	infoUSA Inc.	35,875

1,100	Websense Inc., (1)	21,956
	Total IT Services	57,831

	Media – 5.1%

300	Getty Images Inc., (1)	13,479

1,300	Lee Enterprises Inc.	22,893

900	New York Times, Class A	20,574
	Total Media	56,946

	Pharmaceuticals – 6.7%

600	Biovail Corporation	11,454

1,100	King Pharmaceuticals Inc., (1)	18,711

700	Medicis Pharmaceutical Corporation	19,971

800	Watson Pharmaceuticals Inc., (1)	24,336
	Total Pharmaceuticals	74,472

	Semiconductors & Equipment – 1.2%

800	Semtech Corporation, (1)	13,000
	Software – 5.8%

1,900	BEA Systems, Inc., (1)	23,522

1,000	InfoSpace, Inc. (1)	20,820

2,800	RealNetworks Inc., (1)	19,936
	Total Software	64,278

	Specialty Retail – 7.4%

500	Aeropostale, Inc., (1)	19,040

8,400	Blockbuster Inc., (1)	36,036

400	Charlotte Russe Holdings Inc., (1)	7,108

1,400	Pier 1 Imports, Inc. (1)	9,128

300	Regis Corporation	10,458
	Total Specialty Retail	81,770

	Textiles, Apparel & Luxury Goods – 3.2%

1,300	Wolverine World Wide Inc.	35,178
	Thrifts & Mortgage Finance – 1.9%

900	Astoria Financial Corporation	21,195
	Total Investments (cost $1,006,864) – 94.6%	1,050,710

	Other Assets Less Liabilities – 5.4%	59,421

	Net Assets – 100%	$1,110,131

(1)	Non-income producing.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

23

Portfolio of Investments

Nuveen Rittenhouse Growth Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 98.8%

	Aerospace & Defense – 4.1%

12,000	Boeing Company	$1,241,160

47,500	United Technologies Corporation	3,466,075
	Total Aerospace & Defense	4,707,235

	Air Freight & Logistics – 1.8%

28,000	United Parcel Service, Inc., Class B	2,120,160
	Beverages – 2.5%

44,000	PepsiCo, Inc.	2,887,280
	Biotechnology – 1.2%

39,000	Gilead Sciences, Inc., (1)	1,451,970
	Capital Markets – 5.0%

36,736	Bank of New York Company, Inc.	1,563,117

10,000	Franklin Resources, Inc.	1,273,700

7,500	Goldman Sachs Group, Inc.	1,412,550

21,000	Merrill Lynch & Co., Inc.	1,558,200
	Total Capital Markets	5,807,567

	Commercial Banks – 2.4%

83,000	Wells Fargo & Company	2,802,910
	Commercial Services & Supplies – 1.0%

32,500	Cintas Corporation	1,188,200
	Communications Equipment – 8.9%

131,000	Cisco Systems, Inc., (1)	3,787,210

18,500	Juniper Networks Inc., (1)	554,260

114,000	Nokia Oyj, Sponsored ADR	3,264,960

62,000	QUALCOMM Inc.	2,582,300
	Total Communications Equipment	10,188,730

	Computers & Peripherals – 4.7%

56,000	Dell Inc., (1)	1,566,320

112,500	EMC Corporation, (1)	2,082,375

37,500	Hewlett-Packard Company	1,726,125
	Total Computers & Peripherals	5,374,820

	Diversified Financial Services – 3.4%

37,000	Citigroup Inc.	1,723,090

32,500	State Street Corporation	2,178,475
	Total Diversified Financial Services	3,901,565

	Electrical Equipment – 3.9%

59,000	Emerson Electric Co.	2,777,130

24,000	Rockwell Automation, Inc.	1,679,760
	Total Electrical Equipment	4,456,890

	Energy Equipment & Services – 2.6%

14,000	Baker Hughes Incorporated	1,106,700

19,500	Schlumberger Limited	1,847,040
	Total Energy Equipment & Services	2,953,740

24

Shares	Description	Value

	Food & Staples Retailing – 1.3%

32,000	Wal-Mart Stores, Inc.	$1,470,400
	Health Care Equipment & Supplies – 2.8%

29,500	Baxter International Inc.	1,551,700

32,000	Medtronic, Inc.	1,621,440
	Total Health Care Equipment & Supplies	3,173,140

	Health Care Providers & Services – 2.5%

43,000	UnitedHealth Group Incorporated	2,082,490

10,000	Wellpoint Inc., (1)	751,200
	Total Health Care Providers & Services	2,833,690

	Household Durables – 0.4%

28,000	D.R. Horton, Inc.	456,960
	Household Products – 3.9%

72,000	Procter & Gamble Company	4,453,920
	Industrial Conglomerates – 4.0%

118,000	General Electric Company	4,573,680
	Insurance – 3.4%

56,000	American International Group, Inc.	3,594,080

4,000	Hartford Financial Services Group, Inc.	367,480
	Total Insurance	3,961,560

	Internet Software & Services – 0.9%

44,000	Yahoo! Inc., (1)	1,023,000
	Machinery – 1.5%

13,500	Caterpillar Inc.	1,063,800

9,000	Danaher Corporation	672,120
	Total Machinery	1,735,920

	Media – 5.6%

45,000	Comcast Corporation, Class A, (1)	1,182,150

37,000	McGraw-Hill Companies, Inc.	2,238,500

91,000	Walt Disney Company	3,003,000
	Total Media	6,423,650

	Metals & Mining – 0.7%

9,000	Freeport-McMoRan Copper & Gold, Inc.	845,820
	Multiline Retail – 2.7%

19,000	Costco Wholesale Corporation	1,136,200

32,000	Target Corporation	1,938,240
	Total Multiline Retail	3,074,440

	Oil, Gas & Consumable Fuels – 4.2%

6,000	Apache Corporation	485,040

17,500	BP Amoco PLC	1,214,500

11,000	Southwestern Energy Company, (1)	446,930

26,500	Total SA, Sponsored ADR	2,083,165

12,000	XTO Energy, Inc.	654,360
	Total Oil, Gas & Consumable Fuels	4,883,995

25

Portfolio of Investments

Nuveen Rittenhouse Growth Fund (continued)

July 31, 2007

Shares	Description	Value

	Pharmaceuticals – 6.7%

40,000	Abbott Laboratories	$2,027,600

9,500	Celgene Corporation, (1)	575,320

64,000	Norvatis AG, ADR	3,452,800

38,000	Teva Pharmaceutical Industries Limited	1,596,760
	Total Pharmaceuticals	7,652,480

	Semiconductors & Equipment – 4.3%

133,000	Intel Corporation	3,141,460

50,000	Texas Instruments Incorporated	1,759,500
	Total Semiconductors & Equipment	4,900,960

	Software – 6.3%

29,000	Electronic Arts Inc. (EA), (1)	1,410,560

152,000	Microsoft Corporation	4,406,480

18,000	SAP AG, Sponsored ADR	970,560

31,000	Wipro Limited	452,600
	Total Software	7,240,200

	Specialty Retail – 3.7%

24,500	Bed Bath and Beyond Inc., (1)	848,680

19,000	Best Buy Co., Inc.	847,210

52,000	Lowe’s Companies, Inc.	1,456,520

47,500	Staples, Inc.	1,093,450
	Total Specialty Retail	4,245,860

	Textiles, Apparel & Luxury Goods – 2.1%

44,000	Nike, Inc., Class B	2,483,800
	Thrifts & Mortgage Finance – 0.3%

12,000	Countrywide Financial Corporation	338,040
	Total Common Stocks (cost $111,306,808)	113,612,582

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.7%

$1,928	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/07, repurchase price $1,928,472, collateralized by $1,965,000 U.S. Treasury Notes, 4.500%, due 11/30/11, value $1,969,913	4.870%	8/01/07	$1,928,211

	Total Short-Term Investments (cost $1,928,211)			1,928,211

	Total Investments (cost $113,235,019) – 100.5%			115,540,793

	Other Assets Less Liabilities – (0.5)%			(523,170)

	Net Assets – 100%			$115,017,623

(1)	Non-income producing.
ADR	American Depositary Receipt.

See accompanying notes to financial statements.

26

Statement of Assets and Liabilities

July 31, 2007

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Assets
Investments, at value (cost $2,852,331, $6,426,238, $1,006,864 and $113,235,019, respectively)	$2,940,678	$6,493,341	$1,050,710	$115,540,793
Cash	97,546	261,679	21,857	—
Receivables:
Dividends and interest	4,365	2,191	227	70,154
From Adviser	5,015	12,057	16,166	—
Investments sold	—	37,651	35,645	—
Shares sold	73,785	40,632	—	41,775
Reclaims	34	222		5,180
Other assets	—	—	—	115,808
Total assets	3,121,423	6,847,773	1,124,605	115,773,710
Liabilities
Payables:
Investments purchased	—	130,414	—	—
Shares redeemed	34	—	—	348,671
Accrued expenses:
Management fees	—	—	—	103,844
12b-1 distribution and service fees	1,177	2,446	557	59,770
Other	8,325	6,273	13,917	243,802
Total liabilities	9,536	139,133	14,474	756,087
Net assets	$3,111,887	$6,708,640	$1,110,131	$115,017,623
Class A Shares
Net assets	$776,199	$1,991,394	$278,804	$44,322,449
Shares outstanding	32,635	94,468	12,500	1,857,203
Net asset value per share	$23.78	$21.08	$22.30	$23.87
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$25.23	$22.37	$23.66	$25.33
Class B Shares
Net assets	$366,360	$318,881	$275,974	$21,002,024
Shares outstanding	15,413	15,274	12,500	945,465
Net asset value and offering price per share	$23.77	$20.88	$22.08	$22.21
Class C Shares
Net assets	$806,414	$2,181,741	$275,974	$34,870,224
Shares outstanding	33,938	104,561	12,500	1,568,718
Net asset value and offering price per share	$23.76	$20.87	$22.08	$22.23
Class R Shares
Net assets	$1,162,914	$2,216,624	$279,379	$14,822,926
Shares outstanding	48,887	104,863	12,500	606,568
Net asset value and offering price per share	$23.79	$21.14	$22.35	$24.44

Net Assets Consist of:
Capital paid-in	$2,984,766	$6,633,915	$998,622	$191,710,282
Undistributed net investment income	2,644	—	459	—
Accumulated net realized gain (loss) from investments	36,130	7,622	67,204	(78,998,433)
Net unrealized appreciation (depreciation) of investments	88,347	67,103	43,846	2,305,774
Net assets	$3,111,887	$6,708,640	$1,110,131	$115,017,623

See accompanying notes to financial statements.

27

Statement of Operations

Year Ended July 31, 2007

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Dividend and Interest Income (net of foreign tax withheld of $404, $127, $61 and $25,261, respectively)	$43,840	$31,497	$17,805	$1,999,329
Expenses
Management fees	11,787	28,491	10,618	1,053,356
12b-1 service fees – Class A	980	1,644	676	106,498
12b-1 distribution and service fees – Class B	3,063	2,806	2,687	307,171
12b-1 distribution and service fees – Class C	3,943	8,293	2,687	385,665
Shareholders’ servicing agent fees and expenses	836	1,388	165	322,768
Custodian’s fees and expenses	8,577	37,797	8,326	27,680
Trustees’ fees and expenses	4,378	9,926	3,964	1,250
Professional fees	30,052	29,916	29,840	7,799
Shareholders’ reports – printing and mailing expenses	974	1,556	11,326	115,683
Federal and state registration fees	7,753	2,855	—	51,569
Other expenses	1,487	1,460	1,433	5,578
Total expenses before custodian fee credit and expense reimbursement	73,830	126,132	71,722	2,385,017
Custodian fee credit	(2,763)	(7,773)	(2,031)	(1,127)
Expense reimbursement	(50,267)	(76,738)	(52,346)	(64,972)
Net expenses	20,800	41,621	17,345	2,318,918
Net investment income (loss)	23,040	(10,124)	460	(319,589)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	36,042	19,214	79,527	6,305,658
Change in net unrealized appreciation (depreciation) of investments	32,635	179,433	97,840	12,675,820
Net realized and unrealized gain (loss)	68,677	198,647	177,367	18,981,478
Net increase (decrease) in net assets from operations	$91,717	$188,523	$177,827	$18,661,889

See accompanying notes to financial statements.

28

Statement of Changes in Net Assets

	Santa Barbara Dividend Growth		Santa Barbara Growth
	Year Ended 7/31/07	For the Period March 28, 2006 (commencement of operations) through July 31, 2006	Year Ended 7/31/07	For the Period March 28, 2006 (commencement of operations) through July 31, 2006
Operations
Net investment income (loss)	$23,040	$6,431	$(10,124)	$(397)
Net realized gain (loss) from investments	36,042	362	19,214	(1,467)
Change in net unrealized appreciation (depreciation) of investments	32,635	55,712	179,433	(112,330)
Net increase (decrease) in net assets from operations	91,717	62,505	188,523	(114,194)
Distributions to Shareholders
From net investment income:
Class A	(8,438)	—	—	—
Class B	(4,198)	—	—	—
Class C	(4,831)	—	—	—
Class R	(10,767)	—	(963)	—
From accumulated net realized gains:
Class A	(96)	—	—	—
Class B	(90)	—	—	—
Class C	(90)	—	—	—
Class R	(91)	—	—	—
Decrease in net assets from distributions to shareholders	(28,601)	—	(963)	—
Fund Share Transactions
Proceeds from sale of shares	2,005,051	1,000,000	5,216,355	2,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,070	—	—	—
	2,010,121	1,000,000	5,216,355	2,000,000
Cost of shares redeemed	(23,855)	—	(581,081)	—
Net increase (decrease) in net assets from Fund share transactions	1,986,266	1,062,505	4,635,274	1,885,806
Net increase (decrease) in net assets	2,049,382	1,062,505	4,822,834	1,885,806
Net assets at the beginning of period	1,062,505	—	1,885,806	—
Net assets at the end of period	$3,111,887	$1,062,505	$6,708,640	$1,885,806
Undistributed net investment income at the end of period	$2,644	$7,838	$—	$962

See accompanying notes to financial statements.

29

	Santa Barbara Growth Opportunities		Rittenhouse Growth
	Year Ended 7/31/07	For the Period March 28, 2006 (Commencement of operations) through July 31, 2006	Year Ended 7/31/07	Year Ended 7/31/06
Operations
Net investment income (loss)	$460	$(1,021)	$(319,589)	$(934,789)
Net realized gain (loss) from investments	79,527	3,917	6,305,658	903,164
Net change in unrealized appreciation (depreciation) of investments	97,840	(53,994)	12,675,820	(3,449,728)
Net increase (decrease) in net assets from operations	177,827	(51,098)	18,661,889	(3,481,353)
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	(358)	—	—	—
From accumulated net realized gains:
Class A	(4,060)	—	—	—
Class B	(4,060)	—	—	—
Class C	(4,060)	—	—	—
Class R	(4,060)	—	—	—
Decrease in net assets from distributions to shareholders	(16,598)	—	—	—
Fund Share Transactions
Proceeds from sale of shares	—	1,000,000	21,856,128	16,029,924
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	—	—	—
	—	1,000,000	21,856,128	16,029,924
Cost of shares redeemed	—	—	(57,975,381)	(81,997,090)
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000	(36,119,253)	(65,967,166)
Net increase (decrease) in net assets	161,229	948,902	(17,457,364)	(69,448,519)
Net assets at the beginning of period	948,902	—	132,474,987	201,923,506
Net assets at the end of period	$1,110,131	$948,902	$115,017,623	$132,474,987
Undistributed net investment income at the end of period	$459	$357	$—	$—

See accompanying notes to financial statements.

30

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Growth Fund (“Santa Barbara Growth”), Nuveen Santa Barbara Growth Opportunities Fund (“Santa Barbara Growth Opportunities”) and Nuveen Rittenhouse Growth Fund (“Rittenhouse Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Santa Barbara Dividend Growth ordinarily invests its assets in dividend-paying common and preferred stocks in an attempt to provide income from dividends that is tax-advantaged and to provide long-term capital appreciation.

Santa Barbara Growth ordinarily invests its assets in equity securities of companies with mid- to large sized market capitalizations at the time of purchase (currently greater than $1.5 billion) in an attempt to provide long-term capital appreciation.

Santa Barbara Growth Opportunities ordinarily invests its assets in equity securities of companies with small- to mid-sized market capitalizations at the time of purchase (currently from $50 million to $20 billion) in an attempt to provide long-term capital appreciation.

Effective March 1, 2006, Rittenhouse Growth modified its investment process. Rittenhouse Asset Management, Inc. (“Rittenhouse”) began supplementing its fundamental research with a greater emphasis on quantitative analysis in the security selection and portfolio construction process. The Fund now seeks to invest in 50-80 stocks within industries that have a demonstrated leadership position and offer the best mix of sustained growth opportunities at reasonable valuations. The modified investment process will not cause a change in the investment objectives or policies of the Fund but may result in a higher ongoing turnover rate that is likely to range from 40-100% annually. Rittenhouse Growth ordinarily invests at least 65% of its total assets in equity securities of large-capitalization companies with a high financial strength rating and a history of consistent and predictable earnings growth in an attempt to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2007, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Net investment income is declared and distributed to shareholders annually for Santa Barbara Growth, Santa Barbara Growth Opportunities and Rittenhouse Growth, and quarterly for Santa Barbara Dividend and Growth. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the

31

Notes to Financial Statements (continued)

investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2007.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Santa Barbara Dividend Growth
	Year Ended 7/31/07		For the Period March 28, 2006 (commencement of operations) through July 31, 2006
	Shares	Amount	Shares	Amount
Shares sold:
Class A	20,557	$502,892	12,500	$250,000
Class B	2,915	71,284	12,500	250,000
Class C	21,422	521,797	12,500	250,000
Class R	36,778	909,078	12,500	250,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	58	1,411	—	—
Class B	1	26	—	—
Class C	25	606	—	—
Class R	122	3,027	—	—
	81,878	2,010,121	50,000	1,000,000
Shares redeemed:
Class A	(480)	(11,081)	—	—
Class B	(3)	(70)	—	—
Class C	(9)	(230)	—	—
Class R	(513)	(12,474)	—	—
	(1,005)	(23,855)	—	—
Net increase (decrease)	80,873	$1,986,266	50,000	$1,000,000

32

	Santa Barbara Growth
	Year Ended 7/31/07		For the Period March 28, 2006 (commencement of operations) through July 31, 2006
	Shares	Amount	Shares	Amount
Shares sold:
Class A	108,530	$2,300,077	12,500	$250,000
Class B	2,777	57,990	12,500	250,000
Class C	92,632	1,946,766	12,500	250,000
Class R	42,365	911,522	62,500	1,250,000
	246,304	5,216,355	100,000	2,000,000
Shares redeemed:
Class A	(26,562)	(568,859)	—	—
Class B	(3)	(70)	—	—
Class C	(571)	(12,109)	—	—
Class R	(2)	(43)	—	—
	(27,138)	(581,081)	—	—
Net increase (decrease)	219,166	$4,635,274	100,000	$2,000,000

	Santa Barbara Growth Opportunities
	Year Ended 7/31/07		For the Period March 28, 2006 (commencement of operations) through July 31, 2006
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class R	—	—	12,500	250,000
Net increase (decrease)	—	$—	50,000	$1,000,000

	Rittenhouse Growth
	Year Ended 7/31/07		Year Ended 7/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	283,548	$6,572,178	338,984	$7,089,032
Class A – automatic conversion of Class B shares	542,188	12,180,481	271,091	5,658,829
Class B	21,765	469,598	25,072	492,801
Class C	58,202	1,262,742	74,395	1,458,929
Class R	58,195	1,371,129	62,799	1,330,333
	963,898	21,856,128	772,341	16,029,924
Shares redeemed:
Class A	(771,479)	(17,623,248)	(773,333)	(16,076,006)
Class B	(641,952)	(13,658,594)	(1,667,324)	(32,590,397)
Class B – automatic conversion to Class A shares	(579,879)	(12,180,481)	(288,343)	(5,658,829)
Class C	(602,901)	(12,816,890)	(1,200,897)	(23,510,668)
Class R	(72,059)	(1,696,168)	(196,655)	(4,161,190)
	(2,668,270)	(57,975,381)	(4,126,552)	(81,997,090)
Net increase (decrease)	(1,704,372)	$(36,119,253)	(3,354,211)	$(65,967,166)

33

Notes to Financial Statements (continued)

3. Investment Transactions

Purchases and sales (excluding short-term investments) during the fiscal year ended July 31, 2007, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Purchases	$2,189,041	$5,373,920	$735,443	$45,850,729
Sales	311,207	1,454,754	779,577	81,838,345

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2007, the cost of investments was as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Cost of investments	$2,852,331	$6,439,389	$1,006,864	$113,235,019

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2007, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Gross unrealized:
Appreciation	$165,816	$252,199	$106,123	$11,818,111
Depreciation	(77,469)	(198,247)	(62,277)	(9,512,337)
Net unrealized appreciation (depreciation) of investments	$88,347	$53,952	$43,846	$2,305,774

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2007, the Funds’ tax year end, were as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Undistributed net ordinary income*	$19,947	$19,935	$51,099	$—
Undistributed net long-term capital gains	18,827	839	16,563	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax year ended July 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Distributions from net ordinary income *	$28,601	$963	$16,598	$—
Distributions from net long-term capital gains	—	—	—	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

34

At July 31, 2007, the Funds’ tax year end, Rittenhouse Growth had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Rittenhouse Growth
Expiration Year:
2010	$10,797,448
2011	57,624,742
2012	10,576,243
Total	$78,998,433

At July 31, 2007, the Funds’ tax year end, Rittenhouse Growth, as the successor of the reorganization with Nuveen Innovation Fund, had unused capital loss carryforwards (included in the total above), subject to any applicable limitations on availability, to offset future capital gains, if any, as follows:

Rittenhouse Growth
Expiration Year:
2010	$944,862

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Santa Barbara Dividend Growth Fund-Level Fee Rate	Santa Barbara Growth Fund-Level Fee Rate	Santa Barbara Growth Opportunities Fund-Level Fee Rate	Rittenhouse Growth Fund-Level Fee Rate
For the first $125 million	.6000%	.7000%	.8000%	.6500%
For the next $125 million	.5875	.6875	.7875	.6375
For the next $250 million	.5750	.6750	.7750	.6250
For the next $500 million	.5625	.6625	.7625	.6125
For the next $1 billion	.5500	.6500	.7500	.6000
For net assets over $2 billion	.5250	.6250	.7250	.5750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2007, the complex-level fee rate was .1831%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

35

Notes to Financial Statements (continued)

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (‘‘Managed Assets’’ means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Santa Barbara Asset Management (“Santa Barbara”) and Rittenhouse Asset Management, Inc. (“Rittenhouse”), wholly owned subsidiaries of Nuveen. Santa Barbara and Rittenhouse are compensated for their services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of Santa Barbara Dividend Growth, Santa Barbara Growth and Santa Barbara Growth Opportunities through November 30, 2009, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.05%, 1.15% and 1.25%, respectively, of the average daily net assets and from exceeding 1.30%, 1.40% and 1.50%, respectively, after November 30, 2009.

The Adviser also agreed to waive part of its management fees or reimburse certain expenses of Rittenhouse Growth through October 31, 2008, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.22% of the average daily net assets. Rittenhouse has also reimbursed Rittenhouse Growth for certain portions of fund brokerage commissions paid with respect to portfolio trades effected by certain brokers that provided securities research to Rittenhouse, as permitted by the federal securities laws. During the fiscal year ended July 31, 2007, Rittenhouse reimbursements to the Fund were $56,815, which the Fund included with Net Realized Gain (Loss) from Investments for financial reporting purposes.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

During the fiscal year ended July 31, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Sales charges collected (unaudited)	$3,700	$2,893	$—	$48,502
Paid to financial intermediaries (unaudited)	3,215	2,662	—	44,942

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

36

During the fiscal year ended July 31, 2007, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
Commission advances (unaudited)	$4,295	$22,254	$—	$38,848

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2007, the Distributor retained such 12b-1 fees as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
12b-1 fees retained (unaudited)	$6,965	$11,194	$5,550	$245,995

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2007, as follows:

	Santa Barbara Dividend Growth	Santa Barbara Growth	Santa Barbara Growth Opportunities	Rittenhouse Growth
CDSC retained (unaudited)	$4	$109	$—	$68,738

At July 31, 2007, Nuveen owned 12,500 shares of Classes A, B, C and R of Santa Barbara Dividend Growth, 12,500 shares of Class A, 12,500 shares of Class B, 12,500 shares of Class C and 62,500 shares of Class R of Santa Barbara Growth and 12,500 shares of Classes A, B, C and R of Santa Barbara Growth Opportunities. At July 31, 2007, the Adviser also owned 2,429 shares of Class A, 1,250 shares of Class C and 1,250 shares of Class R of Rittenhouse Growth.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds upon and after the acquisition. One important implication of this is that the Funds will not be able to buy securities from or sell securities to Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund has approved a new investment management agreement with the Adviser. The agreement is being presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

37

Notes to Financial Statements (continued)

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by January 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

38

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA DIVIDEND GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2007	$21.27	$.43	$2.63	$3.06	$(.54)	$(.01)	$(.55)	$23.78	14.49%	$776	4.61%		(1.67)%		1.28%		1.66%		1.10%		1.84%		21%
2006(e)	20.00	.15	1.12	1.27	—	—	—	21.27	6.35	266	5.71	*	(2.32	)*	1.29	*	2.10	*	1.25	*	2.13	*	4
Class B (3/06)
2007	21.22	.28	2.61	2.89	(.33)	(.01)	(.34)	23.77	13.68	366	5.78		(2.71)		2.03		1.04		1.85		1.22		21
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	2.00	*	1.38	*	4
Class C (3/06)
2007	21.22	.24	2.64	2.88	(.33)	(.01)	(.34)	23.76	13.63	806	5.34		(2.46)		2.04		.84		1.85		1.03		21
2006(e)	20.00	.10	1.12	1.22	—	—	—	21.22	6.10	265	6.46	*	(3.07	)*	2.04	*	1.35	*	2.00	*	1.38	*	4
Class R (3/06)
2007	21.29	.46	2.66	3.12	(.61)	(.01)	(.62)	23.79	14.77	1,163	4.14		(1.33)		1.04		1.77		.85		1.96		21
2006(e)	20.00	.17	1.12	1.29	—	—	—	21.29	6.45	266	5.45	*	(2.07	)*	1.04	*	2.35	*	1.00	*	2.39	*	4

*	Annualized
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.

See accompanying notes to financial statements.

39

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2007	$18.86	$(.04)	$2.26	$2.22	$—	$—	$—	$21.08	11.77%	$1,991	3.48%		(2.52)%		1.39%		(.43)%		1.15%		(.19)%		48%
2006(e)	20.00	—	(1.14)	(1.14)	—	—	—	18.86	(5.70)	236	4.71	*	(3.44	)*	1.39	*	(.12	)*	1.30	*	(.03	)*	6
Class B (3/06)
2007	18.81	(.18)	2.25	2.07	—	—	—	20.88	11.00	319	4.90		(3.90)		2.14		(1.14)		1.89		(.89)		48
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	5.46	*	(4.19	)*	2.14	*	(.87	)*	2.05	*	(.78	)*	6
Class C (3/06)
2007	18.81	(.19)	2.25	2.06	—	—	—	20.87	10.95	2,182	4.15		(3.17)		2.15		(1.18)		1.91		(.93)		48
2006(e)	20.00	(.05)	(1.14)	(1.19)	—	—	—	18.81	(5.95)	235	5.46	*	(4.19	)*	2.14	*	(.87	)*	2.05	*	(.78	)*	6
Class R (3/06)
2007	18.88	.02	2.26	2.28	(.02)	—	(.02)	21.14	12.06	2,217	3.79		(2.81)		1.13		(.15)		.89		.09		48
2006(e)	20.00	.01	(1.13)	(1.12)	—	—	—	18.88	(5.60)	1,180	4.46	*	(3.19	)*	1.14	*	.13	*	1.05	*	.22	*	6

*	Annualized
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.

See accompanying notes to financial statements.

40

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SANTA BARBARA GROWTH OPPORTUNITIES											Ratio to Average Net Assets Before Credit/ Reimbursement				Ratio to Average Net Assets After Reimbursement(c)				Ratio to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2007	$19.00	$.08	$3.54	$3.62	$—	$(.32)	$(.32)	$22.30	19.20%	$279	6.34%		(4.69)%		1.48%		.17%		1.30%		.36%		71%
2006(e)	20.00	—	(1.00)	(1.00)	—	—	—	19.00	(5.00)	237	6.29	*	(4.93	)*	1.49	*	(.13	)*	1.35	*	.01	*	14
Class B (3/06)
2007	18.95	(.09)	3.54	3.45	—	(.32)	(.32)	22.08	18.34	276	7.08		(5.43)		2.24		(.59)		2.05		(.40)		71
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	18.95	(5.25)	237	7.04	*	(5.68	)*	2.24	*	(.88	)*	2.10	*	(.74	)*	14
Class C (3/06)
2007	18.95	(.09)	3.54	3.45	—	(.32)	(.32)	22.08	18.34	276	7.08		(5.43)		2.24		(.59)		2.05		(.40)		71
2006(e)	20.00	(.05)	(1.00)	(1.05)	—	—	—	18.95	(5.25)	237	7.04	*	(5.68	)*	2.24	*	(.88	)*	2.10	*	(.74	)*	14
Class R (3/06)
2007	19.02	.13	3.55	3.68	(.03)	(.32)	(.35)	22.35	19.50	279	6.09		(4.44)		1.23		.42		1.04		.61		71
2006(e)	20.00	.02	(1.00)	(.98)	—	—	—	19.02	(4.90)	238	6.03	*	(4.67	)*	1.24	*	.13	*	1.10	*	.26	*	14

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period ended March 28, 2006 (commencement of operations) through July 31, 2006.

See accompanying notes to financial statements.

41

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
RITTENHOUSE GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/97)
2007	$20.59	$.03	$3.25	$3.28	$—	$—	$—	$23.87	15.93%	$44,322	1.50%	.06%	1.45%	.11%	1.45%	.11%	37%
2006	20.92	(.02)	(.31)	(.33)	—	—	—	20.59	(1.58)%	37,129	1.51	(.07)	1.51	(.07)	1.51	(.07)	73
2005	19.43	.06	1.43	1.49	—	—	—	20.92	7.67	41,139	1.48	.32	1.48	.32	1.48	.32	25
2004	18.53	(.06)	.96	.90	—	—	—	19.43	4.86	53,804	1.48	(.33)	1.43	(.28)	1.43	(.28)	19
2003	17.48	(.07)	1.12	1.05	—	—	—	18.53	6.01	64,680	1.57	(.41)	1.57	(.41)	1.57	(.41)	27	*
Class B (12/97)
2007	19.32	(.13)	3.02	2.89	—	—	—	22.21	14.96	21,002	2.26	(.65)	2.20	(.59)	2.20	(.59)	37
2006	19.77	(.16)	(.29)	(.45)	—	—	—	19.32	(2.28)	41,445	2.27	(.82)	2.27	(.82)	2.27	(.82)	73
2005	18.50	(.08)	1.35	1.27	—	—	—	19.77	6.86	80,600	2.23	(.43)	2.23	(.43)	2.23	(.43)	25
2004	17.78	(.19)	.91	.72	—	—	—	18.50	4.05	114,954	2.23	(1.09)	2.18	(1.04)	2.18	(1.04)	19
2003	16.89	(.19)	1.08	.89	—	—	—	17.78	5.27	137,213	2.32	(1.16)	2.32	(1.16)	2.32	(1.16)	27	*
Class C (12/97)
2007	19.33	(.13)	3.03	2.90	—	—	—	22.23	15.00	34,870	2.26	(.67)	2.21	(.62)	2.21	(.62)	37
2006	19.79	(.16)	(.30)	(.46)	—	—	—	19.33	(2.32)	40,849	2.27	(.82)	2.27	(.82)	2.27	(.82)	73
2005	18.51	(.08)	1.36	1.28	—	—	—	19.79	6.92	64,103	2.23	(.43)	2.23	(.43)	2.23	(.43)	25
2004	17.79	(.19)	.91	.72	—	—	—	18.51	4.05	86,376	2.23	(1.09)	2.18	(1.04)	2.18	(1.04)	19
2003	16.90	(.19)	1.08	.89	—	—	—	17.79	5.27	103,318	2.32	(1.16)	2.32	(1.16)	2.32	(1.16)	27	*
Class R (12/97)
2007	21.04	.09	3.31	3.40	—	—	—	24.44	16.16	14,823	1.25	.32	1.20	.37	1.20	.37	37
2006	21.32	.04	(.32)	(.28)	—	—	—	21.04	(1.31)	13,052	1.26	.18	1.26	.18	1.26	.18	73
2005	19.75	.11	1.46	1.57	—	—	—	21.32	7.95	16,082	1.22	.55	1.22	.55	1.22	.55	25
2004	18.79	—	.96	.96	—	—	—	19.75	5.11	16,052	1.23	(.07)	1.17	(.02)	1.17	(.02)	19
2003	17.68	(.02)	1.13	1.11	—	—	—	18.79	6.28	13,785	1.31	(.14)	1.31	(.14)	1.31	(.14)	27	*

*	The cost of securities acquired in the acquisition of Nuveen Innovation Fund of $20,085,610 was excluded from the portfolio turnover rate calculation.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

42

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Growth Fund, Nuveen Santa Barbara Growth Opportunities Fund, and Nuveen Rittenhouse Growth Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 21, 2007

43

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund and Nuveen Asset Management (“NAM” or “Adviser”) and the Sub-Advisory Agreement between NAM and, with respect to the Nuveen Santa Barbara Growth Fund, the Nuveen Santa Barbara Dividend Growth Fund and the Nuveen Santa Barbara Growth Opportunities Fund, Santa Barbara Asset Management, LLC (“SBAM”), on behalf of each such Fund and, with respect to the Nuveen Rittenhouse Growth Fund, Rittenhouse Asset Management, Inc. (“Rittenhouse”), on behalf of such Fund. SBAM and Rittenhouse are each a “Sub-Adviser,” and NAM and each Sub-Adviser are each a “Fund Adviser.” The foregoing Investment Management Agreements with NAM and Sub-Advisory Agreements with the respective Sub-Adviser are hereafter referred to as “Original Investment Management Agreements” and “Original Sub-Advisory Agreements,” respectively.

Subsequent to the May Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”) provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund and new Sub-Advisory Agreements (the “New Sub-Advisory Agreements”) between NAM and the respective Sub-Adviser on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement and New Sub-Advisory Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements and Interim Sub-Advisory Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements.

Because the information provided and considerations made at the annual review at the May Meeting continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review and the analysis undertaken and the conclusions reached by the Board Members when determining to continue the Original Investment Management Agreements and Original Sub-Advisory Agreements.

I. Approval of the Original Investment Management Agreements and Original Sub-Advisory Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations of the Fund Adviser at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•

the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

44

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. The Independent Board Members also met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. Nature, Extent and Quality of Services

In considering the renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. The Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members’ experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

With respect to Sub-Advisers, the Board Members also received and reviewed an evaluation of each Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the respective Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds’ investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In its review of the Sub-Advisers, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser’s investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance. As the Sub-Advisers advise various Nuveen funds, the Board Members are already familiar with the organization, operations, personnel and investment process of the respective Sub-Adviser. During the last year, the Board Members noted that they visited several sub-advisers meeting their key investment and business personnel. In this regard, the Board Members visited SBAM in February, 2007. The Board Members noted such Sub-Adviser’s experienced investment team. The Board Members also noted the depth of experience of such Sub-Adviser’s personnel and disciplined investment process at the annual review. With respect to Rittenhouse, the Board Members recognized the Nuveen Rittenhouse Growth Fund’s improved performance, noting that the modifications to its investment process appear effective.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

45

Annual Investment Management Agreement Approval Process (continued)

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members also considered NAM’s ability and procedures to monitor the respective Sub-Adviser’s performance, business practices and compliance policies and procedures. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

With respect to the Sub-Advisers, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the respective Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen Tradewinds Value Opportunities Fund, the Nuveen Santa Barbara Growth Fund, and the Nuveen Multi-Strategy Income Fund (although the Nuveen Multi-Strategy Income Fund has been reclassified in a more appropriate peer group for 2007).

The Board Members also reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

46

With respect to the Sub-Advisers, in considering the fees of each Sub-Adviser at the annual review, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreements and New Sub-Advisory Agreements – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that

47

Annual Investment Management Agreement Approval Process (continued)

occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Advisers, the Board Members considered that such Sub-Advisers may benefit from their soft dollar arrangements pursuant to which the respective Sub-Adviser receives research from brokers that execute the applicable Fund’s portfolio transactions. The Board Members noted that each such Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements be renewed.

II. Approval of the New Investment Management Agreements and New Sub-Advisory Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

48

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and the respective Sub-Adviser. The respective Sub-Adviser for the Funds will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or respective Sub-Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

49

Annual Investment Management Agreement Approval Process (continued)

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C. Fees, Expenses and Profitability

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

50

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Advisers, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. The Transaction is not anticipated to affect the profitability of the Sub-Advisers. At the annual review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided. Taking into account the Board’s prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers’ levels of profitability were reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with

51

Annual Investment Management Agreement Approval Process (continued)

respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

52

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1994) and Chairman (since 1996) and Non-Executive Chairman (since July 1, 2007) formerly, Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., and Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

53

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

54

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

55

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management and Rittenhouse Asset Management, Inc. (since 2007) prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

56

Fund Information

Fund Manager

Nuveen Asset Management

333 West Wacker Drive

Chicago, IL 60606

Sub-Advisers

Santa Barbara Asset Management

200 East Carrillo Street

Suite 300

Santa Barbara, CA 93101

Rittenhouse Asset Management, Inc.

Five Radnor Corporate Center

Radnor, PA 19087

Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A fund’s NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Quarterly Portfolio of Investments and Proxy Voting Information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Distribution Information: Santa Barbara Dividend Growth, Santa Barbara Growth and Santa Barbara Growth Opportunities designate 100.00%, 100.00% and 33.96%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00%, 100.00% and 35.46%, respectively, as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code. The Funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

57

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MAN-SANTB-0707D

NUVEEN INVESTMENTS MUTUAL FUNDS

Annual Report dated July 31, 2007	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Symphony All-Cap Core Fund

Nuveen Symphony Small-Mid Cap Core Fund

Nuveen Symphony Large-Cap Value Fund

Nuveen Symphony Mid-Cap Core Fund

Nuveen Symphony Large-Cap Growth Fund

NOW YOU CAN RECEIVE YOUR

NUVEEN INVESTMENTS FUND REPORTS FASTER.

NO MORE WAITING.

SIGN UP TODAY TO RECEIVE NUVEEN INVESTMENTS FUND INFORMATION BY E-MAIL.

It only takes a minute to sign up for E-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Investments Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report, and save it on your computer if your wish.

IT’S FAST, EASY & FREE:

www.investordelivery.com

if you get your Nuveen Investments Fund dividends and statements from your financial advisor or brokerage account.

(Be sure to have the address sheet that accompanied this report handy. You’ll need it to complete the enrollment process.)

OR

www.nuveen.com/accountaccess

if you get your Nuveen Investments Fund dividends and statements directly from Nuveen Investments.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“No one knows

what the future

will bring, which

is why we think

a well-balanced

portfolio ... is

an important

component in

achieving your

long-term

financial goals.”

Dear Shareholder,

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. The Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Large-Cap Growth Fund feature portfolio management by Symphony Asset Management, LLC. I urge you to take the time to read the portfolio managers’ comments.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The company has accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

September 14, 2007

Annual Report  l  Page 1

Portfolio Managers’ Comments for the Nuveen Symphony All-Cap Core,

Small-Mid Cap Core, Large-Cap Value, Mid-Cap Core, Large-Cap Growth Funds

The Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Large-Cap Growth Fund all feature management by Symphony Asset Management, LLC (Symphony). We recently spoke with David Wang who is the portfolio manager for all the Funds about the key investment strategies and performance of the Funds.

What were the general market conditions during this reporting period?

The strength in the U.S. equity markets in 2006 continued into the first quarter of 2007. Despite the potential crisis in the sub-prime market, which caused equity price fluctuations and widened credit spreads, the markets remained robust. The S&P 500 posted mixed results returning +0.64% for the first quarter. The NASDAQ Composite was up +0.44%.

The U.S. equity markets continued to rally in the second quarter of 2007, with the markets peaking in early June before declining modestly. Concerns over the sub-prime mortgage market collapse and increasing default rates led to equity price fluctuations and widening credit spreads. The S&P 500 posted positive results returning +6.28% for the second quarter. The NASDAQ Composite was up +7.70%.

How did the Funds perform during the period ended July 31, 2007?

The table on page three provides performance information for the five Funds (Class A shares at net asset value) for the twelve-month and since inception periods ended July 31, 2007. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Funds’ relative performance is provided later in the report.

What were the main contributors and detractors from the Funds’ performance during the period?

Nuveen Symphony All-Cap Core Fund

The class A shares at net asset value for the Nuveen Symphony All-Cap Core Fund significantly underperformed both the Lipper Multi-Cap Core Funds Index and the Russell 3000 Index during the reporting period. The Fund was hurt by a relative underweighting to the information technology and telecommunication services sectors, and an overweight to the consumer discretionary sector as compared to its benchmark, the Russell 3000 Index. One of the best performing stocks in the portfolio was Wellcare Health Plans. Wellcare provides managed care programs exclusively to the government through sponsored healthcare programs. The company gave positive guidance early in 2007 and outperformed its earnings forecast. Another positive performer was Reliant Energy, Inc., an independent power producer which benefited from a general rise in energy and utility stocks. A holding that detracted from performance during the reporting period was American Home Mortgage Investment Corp., a hybrid mortgage real estate investment trust (REIT), which declined as a result of lower loan origination volumes expectations and increased pressures on profits from selling mortgages in the secondary market. Another poor performer was Mentor Corporation which was hurt by issues surrounding FDA approval of one of its products. We liquidated our position in both holdings during the period.

Nuveen Symphony Small-Mid Cap Core Fund

During the reporting period, the class A shares at net asset value for the Nuveen Symphony Small-Mid Cap Core Fund significantly underperformed both of its comparative indexes the Lipper Small-Cap Growth Funds Index and Russell 2500 Index. For the reporting period, the

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report  l  Page 2

Class A Shares— Average Annual Total Returns as of 7/31/07

	1-Year	Since Inception*
Nuveen Symphony All-Cap Core Fund
A Shares at NAV	10.51%	8.80%
A Shares at Offer	4.15%	3.44%
Lipper Multi-Cap Core Funds Index[1]	18.31%	14.03%
Russell 3000 Index[2]	16.08%	13.72%

Nuveen Symphony Small-Mid Cap Core Fund
A Shares at NAV	13.45%	8.36%
A Shares at Offer	6.93%	3.02%
Lipper Small-Cap Growth Funds Index[3]	19.51%	10.25%
Russell 2500 Index[4]	15.55%	10.18%

Nuveen Symphony Large-Cap Value Fund
A Shares at NAV	11.01%	13.03%
A Shares at Offer	4.62%	7.47%
Lipper Multi-Cap Core Funds Index[1]	18.31%	14.03%
Russell 1000 Value Index[5]	13.47%	14.38%

Nuveen Symphony Mid-Cap Core Fund
A Shares at NAV	11.90%	10.48%
A Shares at Offer	5.44%	5.04%
Lipper Mid-Cap Core Funds Index[6]	18.28%	13.27%
Russell Midcap Index[7]	18.93%	13.95%

	1-Year	Since Inception*

Nuveen Symphony Large-Cap Growth Fund
A Shares at NAV	NA	3.90%
A Shares at Offer	NA	-2.07%
Lipper Multi-Cap Growth Funds Index[8]	NA	7.05%
Russell 1000 Growth Index[9]	NA	6.45%

*	Since inception returns for the Nuveen Symphony Large-Cap Growth Fund are as of 12/15/2006 and for all other Funds are as of 5/31/2006.

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Shares for a short period of time should not be the sole basis for an investment decision. For the most recent month-end performance, call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The since inception data for the index represents returns for the period 5/31/06 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The since inception data for the index represents returns for the period 5/31/06-7/31/07, as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The Lipper Small-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Growth Funds category. The since inception data for the index represents returns for the period 5/31/06 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The since inception data for the index represents returns for the period 5/31/06-7/31/07, as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The since inception data for the index represents returns for the period 5/31/06-7/31/07, as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

6	The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The since inception data for the index represents returns for the period 5/31/06 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

7	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The since inception data for the index represents returns for the period 5/31/06-7/31/07, as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

8	The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The since inception data for the index represents returns for the period 12/31/06 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

9	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The since inception data for the index represents returns for the period 12/31/06-7/31/07, as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report  l  Page 3

Fund was underweighted in the information technology and healthcare sectors as compared to its benchmark, which hurt performance. An overweighting in consumer discretionaries helped performance. One of the Fund’s positive performers during the period was Guess, Inc., which benefited from six straight quarters of beating earnings estimates. Online jeweler Blue Nile, Inc. was also a contributor as there was increased optimism that the company would gain a bigger market share both domestically and abroad. Two real estate holdings were a drag on performance, American Home Mortgage and Cousins Properties, Inc. as the entire industry was impacted by the subprime mortgage problems. During the period we eliminated our position in American Home Mortgage.

Nuveen Symphony Large-Cap Value Fund

During the reporting period, the class A shares at net asset value for the Nuveen Symphony Large-Cap Value Fund underperformed each of its comparative indexes. Compared to its benchmark, the portfolio had a relative underweight to the energy sector, and an underweight to the telecommunication services sector. The largest overweight was an exposure to utilities, which benefited performance. Direct TV was one of the better performing holdings during the period as it rose on the news of Liberty Media Capital taking a stake in the company. Energy holdings National Oilwell Varco and EOG Resources both performed well as they benefited from the strong energy environment. A negative performing holding for the Fund was Hospira, Inc., which fell on the news that it missed its earnings estimate. Lexmark International also hurt performance as the company missed its earnings estimates. During the period we sold our entire position in Hospira and Lexmark. Another detractor was utility concern FPL Group, Inc., which was hurt by the Florida Public Services Commission denying them additional coal fired capacity.

Nuveen Symphony Mid-Cap Core Fund

During the 12 month reporting period, the class A shares at net asset value for the Nuveen Symphony Mid-Cap Core Fund significantly underperformed both of its comparative indexes. From a sector perspective, the portfolio was negatively impacted by an underweight to consumer discretionary and telecommunication services, while positively impacted by an overweight to utilities. One of the biggest contributors to performance was MEMC Electrical Materials. The company manufactures silicon wafers and benefited from the increased demand in semiconductors. It also beat its earning estimates during the period. Another positive performer was ITT Educational Services which provides technology oriented post secondary education. ITT outdid its earnings estimates as well. Network Appliance, Inc. was a poor performing holding during the period as the company traded down sharply in May after announcing a sales forecast that failed to meet analysts’ expectations. Another poor performer was American Eagle Outfitters, due to the generally bad environment for retail stocks.

Nuveen Symphony Large-Cap Growth Fund

During the period from the Fund’s inception on December 15, 2006 to July 31, 2007, the class A shares at net asset value for the Nuveen Symphony Large-Cap Growth Fund underperformed each of its comparative indexes. During the first part of the period we were in the initial invest up phase. The Fund was hurt by its underallocation to the consumer staples and information technology sectors, but aided by its overweight to industrials as compared to its benchmark. One of the biggest contributors to performance was Mastercard Inc. after the company announced very strong first quarter earnings. Another contributor was MEMC Electrical Materials. The company manufactures silicon wafers and benefited from the increased demand in semiconductors. It also beat its earning estimates during the period. Starbucks Corporation was a detractor from performance as the stock has fallen out of favor due to increased competition in its core coffee business and some skepticism regarding its new lines of business. Lexmark International also hurt performance as the company missed its earnings estimates. During the period we sold our entire position in Starbucks and Lexmark.

Annual Report  l  Page 4

Nuveen Symphony All-Cap Core Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Small-Mid Cap Core Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Small-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Small-Cap Growth Funds category. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 5

Nuveen Symphony Large-Cap Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Symphony Mid-Cap Core Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper Multi-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Core Funds category. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Mid-Cap Core Funds category. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 30% of the total market capitalization of the Russell 1000 Index. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 6

Nuveen Symphony Large-Cap Growth Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Symphony Large-Cap Growth Fund compared with the corresponding indexes. The Lipper Multi-Cap Growth Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Multi-Cap Growth Funds category. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 7

Fund Spotlight as of 7/31/07 Nuveen Symphony All-Cap Core Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$22.06	$21.89	$21.89	$22.10
Latest Ordinary Income Distribution[1]	$0.0193	—	—	$0.0499
Inception Date	5/31/06	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07

A Shares	NAV	Offer
1-Year	10.51%	4.15%
Since Inception	8.80%	3.44%

B Shares	w/o CDSC	w/CDSC
1-Year	9.67%	5.67%
Since Inception	8.00%	4.63%

C Shares	NAV
1-Year	9.67%
Since Inception	8.00%

R Shares	NAV
1-Year	10.81%
Since Inception	9.10%

Top Five Common Stock Holdings[2]
Boeing Company	3.1%
JP Morgan Chase & Co.	2.7%
Wellcare Health Plans Inc.	2.4%
Monsanto Company	2.4%
QUALCOMM INC.	2.3%

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	14.20%	7.62%
Since Inception	15.17%	9.07%

B Shares	w/o CDSC	w/CDSC
1-Year	13.33%	9.33%
Since Inception	14.30%	10.66%

C Shares	NAV
1-Year	13.33%
Since Inception	14.30%

R Shares	NAV
1-Year	14.45%
Since Inception	15.45%
Portfolio Allocation[2]

Portfolio Statistics
Net Assets ($000)	$1,099
Number of Common Stocks	106

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.01%	1.32%	7/31/06
Class B	4.76%	2.07%	7/31/06
Class C	4.76%	2.07%	7/31/06
Class R	3.76%	1.07%	7/31/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Ordinary income distribution consists of ordinary income paid on December 29, 2006.

2	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 8

Fund Spotlight as of 7/31/07 Nuveen Symphony All-Cap Core Fund

Industries[1]
Insurance	6.8%
Capital Markets	5.3%
Electric Utilities	5.1%
Oil, Gas & Consumable Fuels	5.0%
Food Products	4.9%
Health Care Providers & Services	4.6%
Commercial Services & Supplies	4.5%
Media	4.5%
Multiline Retail	3.7%
Software	3.7%
Real Estate	3.4%
Aerospace & Defense	3.4%
Diversified Financial Services	3.1%
IT Services	3.0%
Energy Equipment & Services	2.9%
Health Care Equipment & Supplies	2.8%
Consumer Finance	2.6%
Electronic Equipment & Instruments	2.5%
Chemicals	2.5%
Computers & Peripherals	2.3%
Communications Equipment	2.3%
Road & Rail	2.1%
Biotechnology	2.0%
Hotels, Restaurants & Leisure	1.9%
Semiconductors & Equipment	1.9%
Other	13.2%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$980.00	$976.80	$976.80	$981.80	$1,018.40	$1,014.63	$1,014.63	$1,019.64
Expenses Incurred During Period	$6.33	$10.05	$10.05	$5.11	$6.46	$10.24	$10.24	$5.21

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.29%, 2.05%, 2.05% and 1.04% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 9

Fund Spotlight as of 7/31/07 Nuveen Symphony Small-Mid Cap Core Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$21.95	$21.78	$21.78	$21.98
Latest Ordinary Income Distribution[1]	$0.0241	—	—	$0.0541
Inception Date	5/31/06	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07

A Shares	NAV	Offer
1-Year	13.45%	6.93%
Since Inception	8.36%	3.02%

B Shares	w/o CDSC	w/CDSC
1-Year	12.62%	8.62%
Since Inception	7.54%	4.16%

C Shares	NAV
1-Year	12.62%
Since Inception	7.54%

R Shares	NAV
1-Year	13.70%
Since Inception	8.62%

Top Five Common Stock Holdings[2]
Wellcare Health Plans Inc.	2.8%
Blue Nile Inc.	2.6%
Reliant Energy Inc.	2.4%
Eaton Vance Corporation	2.3%
Rayonier Inc.	2.3%

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	14.09%	7.53%
Since Inception	15.42%	9.30%

B Shares	w/o CDSC	w/CDSC
1-Year	13.29%	9.29%
Since Inception	14.58%	10.94%

C Shares	NAV
1-Year	13.29%
Since Inception	14.58%

R Shares	NAV
1-Year	14.39%
Since Inception	15.70%
Portfolio Allocation[2]

Portfolio Statistics
Net Assets ($000)	$1,094
Number of Common Stocks	93

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.13%	1.42%	7/31/06
Class B	4.88%	2.17%	7/31/06
Class C	4.88%	2.17%	7/31/06
Class R	3.88%	1.17%	7/31/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Ordinary income distribution consists of ordinary income paid on December 29, 2006.

2	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 10

Fund Spotlight as of 7/31/07 Nuveen Symphony Small-Mid Cap Core Fund

Industries[1]
Commercial Services & Supplies	9.1%
Insurance	7.3%
Electric Utilities	6.3%
Real Estate	5.4%
Electronic Equipment & Instruments	5.2%
Software	4.5%
Oil, Gas & Consumable Fuels	4.3%
Machinery	3.8%
Road & Rail	3.7%
Specialty Retail	3.5%
Chemicals	3.4%
Paper & Forest Products	3.3%
Textiles, Apparel & Luxury Goods	3.2%
IT Services	2.9%
Semiconductors & Equipment	2.8%
Health Care Providers & Services	2.7%
Internet & Catalog Retail	2.6%
Multiline Retail	2.3%
Diversified Financial Services	2.3%
Hotels, Restaurants & Leisure	2.3%
Food Products	2.0%
Diversified Telecommunication Services	2.0%
Pharmaceuticals	2.0%
Other	13.1%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$989.60	$986.00	$986.00	$990.50	$1,017.95	$1,014.18	$1,014.18	$1,019.19
Expenses Incurred During Period	$6.81	$10.54	$10.54	$5.58	$6.90	$10.69	$10.69	$5.66

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.38%, 2.14%, 2.14% and 1.13% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 11

Fund Spotlight as of 7/31/07 Nuveen Symphony Large-Cap Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$22.58	$22.47	$22.47	$22.61
Latest Ordinary Income Distribution[1]	$0.5083	$0.4150	$0.4150	$0.5394
Inception Date	5/31/06	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07

A Shares	NAV	Offer
1-Year	11.01%	4.62%
Since Inception	13.03%	7.47%

B Shares	w/o CDSC	w/CDSC
1-Year	10.12%	6.12%
Since Inception	12.17%	8.81%

C Shares	NAV
1-Year	10.12%
Since Inception	12.17%

R Shares	NAV
1-Year	11.26%
Since Inception	13.30%

Top Five Common Stock Holdings[2]
AT&T Inc.	5.2%
Chevron Corporation	4.6%
JP Morgan Chase & Co.	4.1%
Bank of New York Company, Inc.	2.9%
Walt Disney Company	2.6%

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	18.67%	11.85%
Since Inception	19.73%	13.39%

B Shares	w/o CDSC	w/CDSC
1-Year	17.85%	13.85%
Since Inception	18.86%	15.24%

C Shares	NAV
1-Year	17.85%
Since Inception	18.86%

R Shares	NAV
1-Year	18.99%
Since Inception	20.02%
Portfolio Allocation[2]

Portfolio Statistics
Net Assets ($000)	$1,127
Number of Common Stocks	98

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	3.88%	1.22%	7/31/06
Class B	4.63%	1.97%	7/31/06
Class C	4.63%	1.97%	7/31/06
Class R	3.63%	.97%	7/31/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006 and ordinary income paid on December 29, 2006, if any.

2	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 12

Fund Spotlight as of 7/31/07 Nuveen Symphony Large-Cap Value Fund

Industries[1]
Oil, Gas & Consumable Fuels	11.5%
Insurance	7.3%
Capital Markets	7.0%
Electric Utilities	6.7%
Diversified Telecommunication Services	6.1%
Pharmaceuticals	5.0%
Diversified Financial Services	4.4%
Chemicals	3.7%
Commercial Banks	3.7%
Media	3.2%
Software	2.7%
Beverages	2.6%
Machinery	2.6%
Electronic Equipment & Instruments	2.4%
Energy Equipment & Services	2.4%
Household Products	2.4%
Semiconductors & Equipment	2.3%
Food & Staples Retailing	2.2%
Food Products	2.1%
IT Services	1.8%
Computers & Peripherals	1.5%
Consumer Finance	1.5%
Other	14.9%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,002.20	$998.20	$998.20	$1,003.10	$1,018.94	$1,015.17	$1,015.17	$1,020.18
Expenses Incurred During Period	$5.86	$9.61	$9.61	$4.62	$5.91	$9.69	$9.69	$4.66

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.18%, 1.94%, 1.94% and .93% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 13

Fund Spotlight as of 7/31/07 Nuveen Symphony Mid-Cap Core Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$22.44	$22.25	$22.25	$22.47
Latest Ordinary Income Distribution[1]	$0.0388	$0.0323	$0.0323	$0.0690
Inception Date	5/31/06	5/31/06	5/31/06	5/31/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07

A Shares	NAV	Offer
1-Year	11.90%	5.44%
Since Inception	10.48%	5.04%

B Shares	w/o CDSC	w/CDSC
1-Year	11.03%	7.03%
Since Inception	9.66%	6.29%

C Shares	NAV
1-Year	11.03%
Since Inception	9.66%

R Shares	NAV
1-Year	12.15%
Since Inception	10.74%

Top Five Common Stock Holdings[2]
Thermo Fisher Scientific, Inc.	2.2%
Humana Inc.	2.2%
Edison International	2.2%
Reliant Energy Inc.	2.2%
American Eagle Outfitters, Inc.	2.1%

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	14.62%	8.04%
Since Inception	16.18%	10.02%

B Shares	w/o CDSC	w/CDSC
1-Year	13.82%	9.82%
Since Inception	15.33%	11.69%

C Shares	NAV
1-Year	13.82%
Since Inception	15.33%

R Shares	NAV
1-Year	14.93%
Since Inception	16.46%
Portfolio Allocation[2]

Portfolio Statistics
Net Assets ($000)	$1,118
Number of Common Stocks	88

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	4.00%	1.32%	7/31/06
Class B	4.75%	2.07%	7/31/06
Class C	4.75%	2.07%	7/31/06
Class R	3.75%	1.06%	7/31/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Gross Expense Ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2009. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report because they are based on a different time period and, if applicable, does not include expense waivers or reimbursements.

1	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006, and ordinary income paid on December 29, 2006, if any.
2	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 14

Fund Spotlight as of 7/31/07 Nuveen Symphony Mid-Cap Core Fund

Industries[1]

Electric Utilities	7.4%
Machinery	7.0%
Insurance	5.7%
Electronic Equipment & Instruments	5.3%
Semiconductors & Equipment	4.2%
Chemicals	4.1%
Health Care Providers & Services	3.8%
Energy Equipment & Services	3.5%
IT Services	3.4%
Specialty Retail	3.4%
Oil, Gas & Consumable Fuels	3.3%
Computers & Peripherals	3.3%
Commercial Banks	3.1%
Construction & Engineering	2.9%
Real Estate	2.9%
Containers & Packaging	2.6%
Multiline Retail	2.4%
Road & Rail	2.4%
Health Care Equipment & Supplies	2.4%
Media	1.9%
Consumer Finance	1.9%
Tobacco	1.9%
Biotechnology	1.7%
Industrial Conglomerates	1.7%
Commercial Services & Supplies	1.7%
Diversified Financial Services	1.6%
Other	14.5%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,022.30	$1,018.80	$1,018.80	$1,023.70	$1,018.30	$1,014.53	$1,014.53	$1,019.54
Expenses Incurred During Period	$6.57	$10.36	$10.36	$5.32	$6.56	$10.34	$10.34	$5.31

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.31%, 2.07%, 2.07% and 1.06% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 15

Fund Spotlight as of 7/31/07 Nuveen Symphony Large-Cap Growth Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$20.78	$20.68	$20.68	$20.81
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 7/31/07

A Shares	NAV	Offer
Since Inception	3.90%	-2.07%

B Shares	w/o CDSC	w/CDSC
Since Inception	3.40%	-1.60%

C Shares	NAV	w/CDSC
Since Inception	3.40%	2.40%

R Shares	NAV
Since Inception	4.05%

Top Five Common Stock Holdings[1]
Boeing Company	3.4%
QUALCOMM Inc.	3.0%
American Express Company	2.9%
Halliburton Company	2.5%
Amazon.com Inc.	2.3%

Cumulative Total Returns as of 6/30/07

A Shares	NAV	Offer
Since Inception	6.50%	0.38%

B Shares	w/o CDSC	w/CDSC
Since Inception	6.10%	1.10%

C Shares	NAV	w/CDSC
Since Inception	6.10%	5.10%

R Shares	NAV
Since Inception	6.65%
Portfolio Allocation[1]

Portfolio Statistics
Net Assets ($000)	$1,037
Number of Common Stocks	100

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.55%	1.35%	3/26/07
Class B	2.30%	2.10%	3/26/07
Class C	2.30%	2.10%	3/26/07
Class R	1.30%	1.10%	3/26/07

The Gross Expense Ratios shown are estimated for the first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. These estimated expense ratios may vary from the expense ratios shown elsewhere in this report.

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 16

Fund Spotlight as of 7/31/07 Nuveen Symphony Large-Cap Growth Fund

Industries[1]
Computers & Peripherals	7.2%
Energy Equipment & Services	5.7%
Software	5.7%
Media	5.4%
Aerospace & Defense	5.3%
Consumer Finance	4.9%
Health Care Equipment & Supplies	4.7%
Pharmaceuticals	4.6%
Food Products	4.4%
Electronic Equipment & Instruments	4.2%
Communications Equipment	3.6%
Specialty Retail	2.9%
IT Services	2.9%
Health Care Providers & Services	2.9%
Semiconductors & Equipment	2.8%
Biotechnology	2.7%
Chemicals	2.7%
Household Products	2.4%
Internet & Catalog Retail	2.3%
Food & Staples Retailing	2.3%
Machinery	2.2%
Internet Software & Services	2.2%
Multiline Retail	1.6%
Other	14.4%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance				Hypothetical Performance (5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,024.10	$1,020.20	$1,020.20	$1,025.10	$1,018.94	$1,015.17	$1,015.17	$1,020.18
Expenses Incurred During Period	$5.92	$9.72	$9.72	$4.67	$5.91	$9.69	$9.69	$4.66

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.18%, 1.94%, 1.94% and .93% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

Annual Report  l  Page 17

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 98.2%

	Aerospace & Defense – 3.3%

323	Boeing Company	$33,407

50	Raytheon Company	2,768
	Total Aerospace & Defense	36,175

	Asset Management – 0.5%

50	Affiliated Managers Group Inc., (1)	5,650
	Biotechnology – 2.0%

350	Genzyme Corporation, (1)	22,075
	Capital Markets – 5.2%

420	Bank of New York Company, Inc.	17,871

40	BlackRock Inc.	6,380

130	Calamos Asset Management, Inc. Class A	3,211

670	JPMorgan Chase & Co.	29,486
	Total Capital Markets	56,948

	Chemicals – 2.5%

300	Ashland Inc.	18,318

150	CF Industries Holdings, Inc., (1)	8,622
	Total Chemicals	26,940

	Commercial Services & Supplies – 4.4%

310	CLARCOR, Inc.	10,785

280	CSG Systems International Inc., (1)	7,006

120	Deluxe Corporation	4,531

140	ITT Educational Services, Inc., (1)	14,792

360	Republic Services, Inc.	11,502
	Total Commercial Services & Supplies	48,616

	Communications Equipment – 2.2%

590	QUALCOMM Inc.	24,573
	Computers & Peripherals – 2.3%

210	Dell Inc., (1)	5,874

418	Hewlett-Packard Company	19,241
	Total Computers & Peripherals	25,115

	Consumer Finance – 2.6%

270	American Express Company	15,806

170	Compucredit Corporation, (1)	4,463

50	MasterCard, Inc.	8,040
	Total Consumer Finance	28,309

	Containers & Packaging – 1.4%

400	Pactiv Corporation, (1)	12,644

80	Rock-Tenn Company	2,458
	Total Containers & Packaging	15,102

18

Shares	Description	Value

	Diversified Financial Services – 3.1%

190	Citigroup Inc.	$8,848

540	Eaton Vance Corporation	22,604

80	Financial Federal Corporation	2,268
	Total Diversified Financial Services	33,720

	Diversified Telecommunication Services – 0.6%

180	Cbeyond Inc., (1)	6,367
	Electric Utilities – 5.0%

270	Black Hills Corporation	10,071

260	OGE Energy Corp.	8,619

290	Progress Energy, Inc.	12,661

910	Reliant Energy Inc., (1)	23,369
	Total Electric Utilities	54,720

	Electronic Equipment & Instruments – 2.5%

35	Itron Inc., (1)	2,780

130	MEMC Electronic Materials, (1)	7,972

130	Tektronix Inc.	4,271

230	Thermo Fisher Scientific, Inc., (1)	12,008
	Total Electronic Equipment & Instruments	27,031

	Energy Equipment & Services – 2.9%

110	Halliburton Company	3,962

110	National-Oilwell Varco Inc., (1)	13,212

170	Tidewater Inc.	11,631

80	Trico Marine Services Inc., (1)	2,836
	Total Energy Equipment & Services	31,641

	Food & Staples Retailing – 1.3%

453	Safeway Inc.	14,437
	Food Products – 4.8%

214	Campbell Soup Company	7,882

350	ConAgra Foods, Inc.	8,873

483	Flowers Foods Inc.	9,902

400	Monsanto Company	25,779
	Total Food Products	52,436

	Health Care Equipment & Supplies – 2.7%

460	Baxter International Inc.	24,196

120	Express Scripts, Inc., (1)	6,016
	Total Health Care Equipment & Supplies	30,212

	Health Care Providers & Services – 4.5%

210	Apria Healthcare Group Inc., (1)	5,506

290	Humana Inc., (1)	18,586

255	Wellcare Health Plans Inc., (1)	25,820
	Total Health Care Providers & Services	49,912

19

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2007

Shares	Description	Value

	Hotels, Restaurants & Leisure – 1.9%

340	Choice Hotels International, Inc.	$12,301

280	Multimedia Games, Inc., (1)	2,934

240	Triarc Cos Inc De, (1)	3,434

40	Vail Resorts, Inc., (1)	2,142
	Total Hotels, Restaurants & Leisure	20,811

	Industrial Conglomerates – 0.7%

100	Teleflex Inc.	7,643
	Insurance – 6.6%

171	AFLAC Incorporated	8,913

200	Arch Capital Group Limited, (1)	13,932

32	Argonaut Group Inc., (1)	881

50	Delphi Financial Group, Inc.	2,009

680	HCC Insurance Holdings Inc.	19,910

274	Philadelphia Consolidated Holding Corporation, (1)	9,902

160	Seabright Insurance Holdings Inc., (1)	2,901

166	Tower Group Inc.	4,399

340	WR Berkley Corporation	10,003
	Total Insurance	72,850

	Internet & Catalog Retail – 0.3%

40	Amazon.com, Inc., (1)	3,142
	IT Services – 3.0%

170	Accenture Limited, (DD, Settling 8/07/07), (1)	7,162

320	FactSet Research Systems Inc.	21,117

120	Savvis Inc., (1)	4,507
	Total IT Services	32,786

	Leisure Equipment & Products – 0.2%

150	Sturm, Ruger, & Company, (1)	2,930
	Life Sciences Tools & Services – 0.8%

200	Illumina Inc., (1)	9,114
	Machinery – 1.2%

30	Caterpillar Inc.	2,364

50	ITT Industries Inc.	3,144

60	Manitowoc Company Inc.	4,660

80	Pall Corporation	3,322
	Total Machinery	13,490

	Media – 4.4%

220	DIRECTV Group, Inc., (1)	4,930

500	Echostar Communications Corporation, (1)	21,145

372	McGraw-Hill Companies, Inc.	22,506
	Total Media	48,581

20

Shares	Description	Value

	Multiline Retail – 3.6%

263	Big Lots, Inc., (1)	$6,801

340	Dollar Tree Stores Inc., (1)	13,008

170	Family Dollar Stores, Inc.	5,035

250	Target Corporation	15,143
	Total Multiline Retail	39,987

	Oil, Gas & Consumable Fuels – 4.9%

280	Energy Partners Limited, (1)	4,480

90	Frontier Oil Corporation	3,486

380	Hess Corporation	23,256

180	Murphy Oil Corporation	11,167

320	Petroquest Energy Inc., (1)	4,003

170	Swift Energy Company, (1)	7,266
	Total Oil, Gas & Consumable Fuels	53,658

	Paper & Forest Products – 0.3%

250	Buckeye Technologies Inc., (1)	3,833
	Pharmaceuticals – 1.7%

220	Bristol-Myers Squibb Company	6,250

140	Eli Lilly and Company	7,573

90	Merck & Co. Inc.	4,469
	Total Pharmaceuticals	18,292

	Real Estate – 3.3%

400	Cousins Properties, Inc.	10,284

210	Gramercy Capital Corporation	5,080

60	PS Business Parks Inc.	3,066

370	Taubman Centers Inc.	17,793
	Total Real Estate	36,223

	Road & Rail – 2.0%

120	Hertz Global Holdings, Inc., (1)	2,687

430	Landstar System	19,548
	Total Road & Rail	22,235

	Semiconductors & Equipment – 1.9%

1,722	Micron Technology, Inc., (1)	20,440
	Software – 3.6%

490	Blackbaud, Inc.	10,261

170	Blackboard, Inc., (1)	7,519

120	SPSS Inc., (1)	4,925

880	Symantec Corporation, (1)	16,896
	Total Software	39,601

	Specialty Retail – 1.2%

200	American Eagle Outfitters, Inc.	4,852

350	RadioShack Corporation	8,796
	Total Specialty Retail	13,648

21

Portfolio of Investments

Nuveen Symphony All-Cap Core Fund (continued)

July 31, 2007

Shares	Description	Value

	Textiles, Apparel & Luxury Goods – 0.8%

80	Deckers Outdoor Corporation, (1)	$8,248
	Thrifts & Mortgage Finance – 0.3%

310	Bank Mutual Corporation	3,255
	Tobacco – 1.7%

340	UST Inc.	18,206
	Total Investments (cost $1,053,438) – 98.2%	1,078,952

	Other Assets Less Liabilities – 1.8%	20,198

	Net Assets – 100%	$1,099,150

(1)	Non-income producing.

DD	Purchased on a delayed delivery basis.

See accompanying notes to financial statements.

22

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 94.6%

	Aerospace & Defense – 1.8%

950	Orbital Sciences Corporation, (1)	$20,131
	Airlines – 0.5%

310	Pinnacle Airlines Corporation, (1)	4,997
	Auto Components – 1.3%

360	Aftermarket Tech, (1)	10,926

140	Cooper Tire & Rubber	3,219
	Total Auto Components	14,145

	Biotechnology – 0.5%

190	Alkermes Inc., (1)	2,706

35	Cephalon, Inc., (1)	2,630
	Total Biotechnology	5,336

	Capital Markets – 0.9%

400	Calamos Asset Management, Inc. Class A	9,880
	Chemicals – 3.2%

380	Ashland Inc.	23,203

150	CF Industries Holdings, Inc., (1)	8,622

60	OM Group Inc., (1)	2,906
	Total Chemicals	34,731

	Commercial Banks – 1.2%

90	Community Bank System Inc.	1,619

570	Pacific Capital Bancorp.	11,913
	Total Commercial Banks	13,532

	Commercial Services & Supplies – 8.6%

630	CLARCOR, Inc.	21,918

672	Corrections Corporation of America, (1)	19,387

750	CSG Systems International Inc., (1)	18,765

200	ITT Educational Services, Inc., (1)	21,132

280	Layne Christensen Company, (1)	12,648
	Total Commercial Services & Supplies	93,850

	Computers & Peripherals – 0.2%

70	McAfee Inc., (1)	2,510
	Consumer Finance – 0.9%

292	World Acceptance Corporation, (1)	9,399
	Diversified Financial Services – 2.2%

570	Eaton Vance Corporation	23,859
	Diversified Telecommunication Services – 1.9%

331	Alaska Communications Systems Group Inc.	4,756

450	Cbeyond Inc., (1)	15,917
	Total Diversified Telecommunication Services	20,673

23

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

July 31, 2007

Shares	Description	Value

	Electric Utilities – 6.0%

580	Black Hills Corporation	$21,634

150	El Paso Electric Company, (1)	3,491

165	OGE Energy Corp.	5,470

490	Pike Electric Corporation, (1)	9,727

970	Reliant Energy Inc., (1)	24,909
	Total Electric Utilities	65,231

	Electrical Equipment – 1.4%

260	Acuity Brands Inc.	15,366
	Electronic Equipment & Instruments – 4.9%

184	Itron Inc., (1)	14,615

230	Methode Electronics, Inc.	3,719

130	Mettler-Toledo International Inc., (1)	12,371

710	Tektronix Inc.	23,324
	Total Electronic Equipment & Instruments	54,029

	Energy Equipment & Services – 1.3%

60	Tidewater Inc.	4,105

280	Trico Marine Services Inc., (1)	9,926
	Total Energy Equipment & Services	14,031

	Food & Staples Retailing – 0.2%

60	Nash Finch Company	2,416
	Food Products – 1.9%

1,021	Flowers Foods Inc.	20,931
	Health Care Equipment & Supplies – 0.7%

250	Lifecell Corporation, (1)	7,673
	Health Care Providers & Services – 2.6%

281	Wellcare Health Plans Inc., (1)	28,449
	Hotels, Restaurants & Leisure – 2.1%

470	Multimedia Games, Inc., (1)	4,926

610	Triarc Cos Inc De, (1)	8,729

180	Vail Resorts, Inc., (1)	9,639
	Total Hotels, Restaurants & Leisure	23,294

	Insurance – 6.9%

680	Amtrust Financial Services, Inc.	9,976

305	Argonaut Group Inc., (1)	8,397

160	Delphi Financial Group, Inc.	6,427

420	HCC Insurance Holdings Inc.	12,298

420	Meadowbrook Insurance Group, Inc., (1)	3,772

618	Philadelphia Consolidated Holding Corporation, (1)	22,335

330	Seabright Insurance Holdings Inc., (1)	5,983

250	Tower Group Inc.	6,625
	Total Insurance	75,813

	Internet & Catalog Retail – 2.5%

360	Blue Nile Inc., (1)	27,219

24

Shares	Description	Value

	IT Services – 2.7%

180	Convergys Corporation, (1)	$3,429

350	FactSet Research Systems Inc.	23,097

90	Savvis Inc., (1)	3,380
	Total IT Services	29,906

	Leisure Equipment & Products – 0.6%

350	Sturm, Ruger, & Company, (1)	6,836
	Machinery – 3.6%

350	RBC Bearings Inc., (1)	13,374

149	Robbins & Myers, Inc.	7,857

440	Wabtec Corporation	17,970
	Total Machinery	39,201

	Media – 0.7%

100	Interactive Data Corporation	2,735

163	Lodgenet Entertainment Corporation, (1)	5,121
	Total Media	7,856

	Metals & Mining – 0.1%

150	Stillwater Mining Company, (1)	1,365
	Multiline Retail – 2.2%

748	Big Lots, Inc., (1)	19,343

120	Dollar Tree Stores Inc., (1)	4,591
	Total Multiline Retail	23,934

	Oil, Gas & Consumable Fuels – 4.1%

640	Bill Barrett Corporation, (1)	21,965

300	Edge Petroleum Corporation, (1)	3,723

200	Equitable Resources Inc.	9,422

90	GMX Resources, Inc., (1)	2,839

420	USEC Inc., (1)	7,052
	Total Oil, Gas & Consumable Fuels	45,001

	Paper & Forest Products – 3.1%

650	Buckeye Technologies Inc., (1)	9,965

560	Rayonier Inc.	23,709
	Total Paper & Forest Products	33,674

	Pharmaceuticals – 1.9%

480	Abraxis Bioscience Inc., (1)	9,610

660	Pozen Inc., (1)	10,989
	Total Pharmaceuticals	20,599

	Real Estate – 5.1%

790	Cousins Properties, Inc.	20,311

80	Home Properties New York, Inc.	3,704

1,020	Lexington Corporate Properties Trust	19,247

270	Taubman Centers Inc.	12,984
	Total Real Estate	56,246

25

Portfolio of Investments

Nuveen Symphony Small-Mid Cap Core Fund (continued)

July 31, 2007

Shares	Description	Value

	Road & Rail – 3.5%

760	Hertz Global Holdings, Inc., (1)	$17,016

470	Landstar System	21,366
	Total Road & Rail	38,382

	Semiconductors & Equipment – 2.7%

70	Netlogic Microsystems Inc., (1)	2,134

240	Teradyne Inc., (1)	3,766

1,138	Trident Microsystems Inc., (1)	17,309

330	Zoran Corporation	6,221
	Total Semiconductors & Equipment	29,430

	Software – 4.3%

110	Ansoft Corporation, (1)	2,782

740	Blackbaud, Inc.	15,496

480	Blackboard, Inc., (1)	21,230

40	Microstrategy Inc., (1)	2,924

100	SPSS Inc., (1)	4,104
	Total Software	46,536

	Specialty Retail – 3.3%

120	Aeropostale, Inc., (1)	4,570

570	American Eagle Outfitters, Inc.	13,828

180	J Crew Group, Inc., (1)	9,054

90	Jo Ann Stores, Inc., (1)	2,143

250	RadioShack Corporation	6,283
	Total Specialty Retail	35,878

	Textiles, Apparel & Luxury Goods – 3.0%

130	Deckers Outdoor Corporation, (1)	13,403

408	Guess Inc.	19,376
	Total Textiles, Apparel & Luxury Goods	32,779

	Total Investments (cost $985,483) – 94.6%	1,035,118

	Other Assets Less Liabilities – 5.4%	58,573

	Net Assets – 100%	$1,093,691

(1)	Non-income producing.

See accompanying notes to financial statements.

26

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 99.8%

	Aerospace & Defense – 0.3%

70	Raytheon Company	$3,875
	Airlines – 0.3%

80	UAL Corporation, (1)	3,531
	Beverages – 2.6%

470	Coca-Cola Enterprises Inc.	10,650

140	Molson Coors Brewing Company, Class B	12,452

180	Pepsi Bottling Group, Inc.	6,023
	Total Beverages	29,125

	Capital Markets – 6.9%

759	Bank of New York Company, Inc.	32,295

1,043	JPMorgan Chase & Co.	45,902
	Total Capital Markets	78,197

	Chemicals – 3.7%

180	Air Products & Chemicals Inc.	15,547

160	Ashland Inc.	9,770

70	Lubrizol Corporation	4,386

320	Mosaic Company, (1)	12,019
	Total Chemicals	41,722

	Commercial Banks – 3.6%

395	Bank of America Corporation	18,731

130	Comerica Incorporated	6,846

60	East West Bancorp Inc.	2,200

213	Northern Trust Corporation	13,304
	Total Commercial Banks	41,081

	Commercial Services & Supplies – 1.2%

370	Waste Management, Inc.	14,071
	Computers & Peripherals – 1.5%

221	Hewlett-Packard Company	10,173

190	McAfee Inc., (1)	6,813
	Total Computers & Peripherals	16,986

	Construction & Engineering – 0.6%

250	Quanta Services Incorporated, (1)	7,108
	Consumer Finance – 1.5%

180	Ameriprise Financial, Inc.	10,849

245	Discover Financial Services, (1)	5,647
	Total Consumer Finance	16,496

	Diversified Financial Services – 4.4%

553	Citigroup Inc.	25,753

354	State Street Corporation	23,729
	Total Diversified Financial Services	49,482

27

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund (continued)

July 31, 2007

Shares	Description	Value

	Diversified Telecommunication Services – 6.1%

1,503	AT&T Inc.	$58,855

160	Embarq Corporation	9,886
	Total Diversified Telecommunication Services	68,741

	Electric Utilities – 6.7%

120	DPL Inc.	3,190

330	Edison International	17,454

400	FPL Group, Inc.	23,092

260	OGE Energy Corp.	8,619

170	Progress Energy, Inc.	7,422

610	Reliant Energy Inc., (1)	15,665
	Total Electric Utilities	75,442

	Electrical Equipment – 0.6%

140	Emerson Electric Co.	6,590
	Electronic Equipment & Instruments – 2.4%

70	Tektronix Inc.	2,300

470	Thermo Fisher Scientific, Inc., (1)	24,539
	Total Electronic Equipment & Instruments	26,839

	Energy Equipment & Services – 2.4%

100	National-Oilwell Varco Inc., (1)	12,011

160	Tidewater Inc.	10,947

70	Unit Corporation, (1)	3,854
	Total Energy Equipment & Services	26,812

	Food & Staples Retailing – 2.2%

220	Kroger Co.	5,711

595	Safeway Inc.	18,963
	Total Food & Staples Retailing	24,674

	Food Products – 2.1%

80	Corn Products International, Inc.	3,570

190	General Mills, Inc.	10,568

40	JM Smucker Company	2,232

130	Kellogg Company	6,735
	Total Food Products	23,105

	Gas Utilities – 0.8%

164	Energen Corporation	8,677
	Health Care Providers & Services – 1.3%

300	Aetna Inc.	14,421
	Household Products – 2.4%

170	Colgate-Palmolive Company	11,220

230	Kimberly-Clark Corporation	15,472
	Total Household Products	26,692

	Industrial Conglomerates – 0.6%

90	Teleflex Inc.	6,879

28

Shares	Description	Value

	Insurance – 7.3%

160	Ace Limited, (1)	$9,235

361	AFLAC Incorporated	18,815

50	Allied World Assurance Holdings, (1)	2,373

119	American Financial Group Inc.	3,343

230	Aon Corporation	9,209

60	Arch Capital Group Limited, (DD, Settling 8/07/07), (1)	4,180

130	Arthur J. Gallagher & Co.	3,585

70	Axis Capital Holdings Limited, (1)	2,580

110	Chubb Corporation	5,545

60	Endurance Specialty Holdings, Limited, (1)	2,244

130	HCC Insurance Holdings Inc.	3,806

144	Philadelphia Consolidated Holding Corporation, (1)	5,204

60	Reinsurance Group of America Inc.	3,199

312	WR Berkley Corporation	9,179
	Total Insurance	82,497

	IT Services – 1.8%

170	Computer Sciences Corporation, (1)	9,466

390	Electronic Data Systems Corporation	10,526
	Total IT Services	19,992

	Leisure Equipment & Products – 1.0%

390	Hasbro, Inc.	10,928
	Machinery – 2.6%

200	AGCO Corporation, (1)	7,686

80	Gardner Denver, Inc., (1)	3,327

150	ITT Industries Inc.	9,432

120	Pall Corporation	4,982

110	Timken Company	3,674
	Total Machinery	29,101

	Media – 3.2%

110	Cablevision Systems Corporation, (1)	3,915

110	Dreamworks Animation SKG Inc., (1)	3,410

880	Walt Disney Company	29,040
	Total Media	36,365

	Multiline Retail – 0.8%

223	Dollar Tree Stores Inc., (1)	8,532
	Multi-Utilities – 1.1%

210	MDU Resources Group Inc.	5,725

164	National Fuel Gas Company	7,109
	Total Multi-Utilities	12,834

29

Portfolio of Investments

Nuveen Symphony Large-Cap Value Fund (continued)

July 31, 2007

Shares	Description	Value

	Oil, Gas & Consumable Fuels – 11.5%

612	Chevron Corporation	$52,179

352	EOG Resources, Inc.	24,675

240	Frontier Oil Corporation	9,295

390	Hess Corporation	23,868

200	Murphy Oil Corporation	12,408

110	Valero Energy Corporation	7,371
	Total Oil, Gas & Consumable Fuels	129,796

	Paper & Forest Products – 0.5%

130	Rayonier Inc.	5,504
	Pharmaceuticals – 5.0%

750	Bristol-Myers Squibb Company	21,308

210	Eli Lilly and Company	11,359

473	Merck & Co. Inc.	23,484
	Total Pharmaceuticals	56,151

	Real Estate – 1.0%

50	Essex Property Trust Inc.	5,379

120	Taubman Centers Inc.	5,771
	Total Real Estate	11,150

	Road & Rail – 1.3%

310	Hertz Global Holdings, Inc., (1)	6,941

60	Union Pacific Corporation	7,148
	Total Road & Rail	14,089

	Semiconductors & Equipment – 2.3%

1,787	Micron Technology, Inc., (1)	21,212

320	Teradyne Inc., (1)	5,021
	Total Semiconductors & Equipment	26,233

	Software – 2.7%

280	Cadence Design Systems, Inc., (1)	5,992

1,250	Symantec Corporation, (1)	24,000
	Total Software	29,992

	Specialty Retail – 0.7%

330	RadioShack Corporation	8,293
	Textiles, Apparel & Luxury Goods – 0.8%

110	VF Corporation	9,437
	Thrifts & Mortgage Finance – 0.6%

120	Federal National Mortgage Association	7,181
	Tobacco – 1.4%

301	UST Inc.	16,119
	Total Investments (cost $1,088,188) – 99.8%	1,124,740

	Other Assets Less Liabilities – 0.2%	1,910

	Net Assets – 100%	$1,126,650

(1)	Non-income producing.

DD	Purchased on a delayed delivery basis.

See accompanying notes to financial statements.

30

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 100.4%

	Auto Components – 0.5%

70	BorgWarner Inc.	$6,052
	Beverages – 1.5%

570	Coca-Cola Enterprises Inc.	12,916

40	Molson Coors Brewing Company, Class B	3,558
	Total Beverages	16,474

	Biotechnology – 1.8%

261	Cephalon, Inc., (1)	19,612
	Chemicals – 4.1%

230	Air Products & Chemicals Inc.	19,865

300	Lubrizol Corporation	18,798

190	Mosaic Company, (1)	7,136
	Total Chemicals	45,799

	Commercial Banks – 3.1%

100	Affiliated Managers Group Inc., (1)	11,300

240	East West Bancorp Inc.	8,798

237	Northern Trust Corporation	14,803
	Total Commercial Banks	34,901

	Commercial Services & Supplies – 1.7%

180	ITT Educational Services, Inc., (1)	19,019
	Communications Equipment – 0.3%

110	Juniper Networks Inc., (1)	3,296
	Computers & Peripherals – 3.3%

360	McAfee Inc., (1)	12,910

695	Network Appliance, Inc., (1)	19,696

80	SanDisk Corporation, (1)	4,290
	Total Computers & Peripherals	36,896

	Construction & Engineering – 3.0%

190	Fluor Corporation	21,947

180	Jacobs Engineering Group Inc., (1)	11,093
	Total Construction & Engineering	33,040

	Consumer Finance – 1.9%

130	MasterCard, Inc.	20,904
	Containers & Packaging – 2.6%

440	Packaging Corp. of America	11,229

560	Pactiv Corporation, (1)	17,702
	Total Containers & Packaging	28,931

	Diversified Financial Services – 1.6%

440	Eaton Vance Corporation	18,418
	Electric Utilities – 7.4%

300	DPL Inc.	7,974

460	Edison International	24,329

149	OGE Energy Corp.	4,939

500	Progress Energy, Inc.	21,830

940	Reliant Energy Inc., (1)	24,139
	Total Electric Utilities	83,211

31

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

July 31, 2007

Shares	Description	Value

	Electrical Equipment – 0.3%

60	Thomas & Betts Corporation, (1)	$3,708
	Electronic Equipment & Instruments – 5.3%

340	MEMC Electronic Materials, (1)	20,849

50	Mettler-Toledo International Inc., (1)	4,758

280	Tektronix Inc.	9,198

470	Thermo Fisher Scientific, Inc., (1)	24,535
	Total Electronic Equipment & Instruments	59,340

	Energy Equipment & Services – 3.5%

140	National-Oilwell Varco Inc., (1)	16,815

260	Tidewater Inc.	17,789

80	Unit Corporation, (1)	4,405
	Total Energy Equipment & Services	39,009

	Food & Staples Retailing – 1.0%

356	Safeway Inc.	11,346
	Food Products – 1.3%

190	Corn Products International, Inc.	8,478

100	JM Smucker Company	5,581
	Total Food Products	14,059

	Gas Utilities – 1.3%

270	Energen Corporation	14,286
	Health Care Equipment & Supplies – 2.4%

110	Applera Corporation-Applied Biosystems Group	3,434

91	Beckman Coulter, Inc.	6,445

340	Express Scripts, Inc., (1)	17,044
	Total Health Care Equipment & Supplies	26,923

	Health Care Providers & Services – 3.8%

380	Humana Inc., (1)	24,354

184	Wellcare Health Plans Inc., (1)	18,632
	Total Health Care Providers & Services	42,986

	Hotels, Restaurants & Leisure – 0.8%

260	Choice Hotels International, Inc.	9,407
	Industrial Conglomerates – 1.7%

250	Teleflex Inc.	19,108
	Insurance – 5.7%

180	Arch Capital Group Limited, (1)	12,539

430	HCC Insurance Holdings Inc.	12,590

249	Philadelphia Consolidated Holding Corporation, (1)	8,999

160	Reinsurance Group of America Inc.	8,530

722	WR Berkley Corporation	21,241
	Total Insurance	63,899

	Internet & Catalog Retail – 1.3%

180	Amazon.com, Inc., (1)	14,137

32

Shares	Description	Value

	Internet Software & Services – 0.5%

70	F5 Networks, Inc., (1)	$6,068
	IT Services – 3.4%

520	Convergys Corporation, (1)	9,906

380	Electronic Data Systems Corporation	10,256

190	FactSet Research Systems Inc.	12,538

190	Total System Services Inc.	5,345
	Total IT Services	38,045

	Leisure Equipment & Products – 0.5%

190	Hasbro, Inc.	5,324
	Machinery – 7.0%

320	AGCO Corporation, (1)	12,298

210	Harsco Corporation	11,059

360	ITT Industries Inc.	22,637

250	Manitowoc Company Inc.	19,418

220	Pall Corporation	9,134

120	Timken Company	4,008
	Total Machinery	78,554

	Media – 1.9%

500	Echostar Communications Corporation, (1)	21,145
	Metals & Mining – 0.9%

90	Southern Copper Corporation	10,144
	Multiline Retail – 2.5%

439	Dollar Tree Stores Inc., (1)	16,796

360	Family Dollar Stores, Inc.	10,663
	Total Multiline Retail	27,459

	Multi-Utilities – 0.3%

90	MDU Resources Group Inc.	2,453
	Oil, Gas & Consumable Fuels – 3.3%

170	Equitable Resources Inc.	8,009

430	Frontier Oil Corporation	16,654

200	Hess Corporation	12,240
	Total Oil, Gas & Consumable Fuels	36,903

	Paper & Forest Products – 1.0%

270	Rayonier Inc.	11,432
	Personal Products – 0.2%

50	Nutri System Inc., (1)	2,786
	Real Estate – 2.9%

120	Essex Property Trust Inc.	12,910

150	Kilroy Realty Corporation	9,665

210	Taubman Centers Inc.	10,099
	Total Real Estate	32,674

	Real Estate Management & Development – 1.2%

120	Jones Lang LaSalle Inc.	13,174

33

Portfolio of Investments

Nuveen Symphony Mid-Cap Core Fund (continued)

July 31, 2007

Shares	Description	Value

	Road & Rail – 2.4%

200	Hertz Global Holdings, Inc., (1)	$4,478

410	J.B. Hunt Transports Serives Inc.	11,451

250	Landstar System	11,365
	Total Road & Rail	27,294

	Semiconductors & Equipment – 4.3%

1,684	Micron Technology, Inc., (1)	19,989

630	National Semiconductor Corporation	16,374

720	Teradyne Inc., (1)	11,297
	Total Semiconductors & Equipment	47,660

	Software – 1.6%

330	Autodesk, Inc., (1)	13,982

120	Intuit Inc., (1)	3,437
	Total Software	17,419

	Specialty Retail – 3.4%

975	American Eagle Outfitters, Inc.	23,654

560	RadioShack Corporation	14,073
	Total Specialty Retail	37,727

	Tobacco – 1.9%

388	UST Inc.	20,777
	Total Investments (cost $1,073,247) – 100.4%	1,121,799

	Other Assets Less Liabilities – (0.4)%	(4,256)

	Net Assets – 100%	$1,117,543

(1)	Non-income producing.

See accompanying notes to financial statements.

34

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 100.8%

	Aerospace & Defense – 5.4%

340	Boeing Company	$35,165

210	Lockheed Martin Corporation	20,681
	Total Aerospace & Defense	55,846

	Beverages – 1.0%

140	Coca-Cola Company	7,295

100	Pepsi Bottling Group, Inc.	3,346
	Total Beverages	10,641

	Biotechnology – 2.7%

140	Cephalon, Inc., (1)	10,520

280	Genzyme Corporation, (1)	17,660
	Total Biotechnology	28,180

	Capital Markets – 1.1%

90	Franklin Resources, Inc.	11,463
	Chemicals – 2.7%

130	Air Products & Chemicals Inc.	11,228

90	Ecolab Inc.	3,790

170	Praxair, Inc.	13,025
	Total Chemicals	28,043

	Commercial Banks – 0.9%

50	Affiliated Managers Group Inc., (1)	5,650

50	Northern Trust Corporation	3,123
	Total Commercial Banks	8,773

	Commercial Services & Supplies – 1.4%

60	ITT Educational Services, Inc., (1)	6,340

60	Stericycle Inc., (1)	2,876

150	Waste Management, Inc.	5,705
	Total Commercial Services & Supplies	14,921

	Communications Equipment – 3.6%

270	Corning Incorporated	6,437

750	QUALCOMM Inc.	31,238
	Total Communications Equipment	37,675

	Computers & Peripherals – 7.3%

180	Apple, Inc., (1)	23,717

390	Dell Inc., (1)	10,908

450	Hewlett-Packard Company	20,714

280	McAfee Inc., (1)	10,041

350	Network Appliance, Inc., (1)	9,919
	Total Computers & Peripherals	75,299

	Construction & Engineering – 1.2%

110	Fluor Corporation	12,706

35

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund (continued)

July 31, 2007

Shares	Description	Value

	Consumer Finance – 4.9%

510	American Express Company	$29,855

130	MasterCard, Inc.	20,904
	Total Consumer Finance	50,759

	Containers & Packaging – 0.3%

110	Pactiv Corporation, (1)	3,477
	Diversified Financial Services – 1.3%

90	Eaton Vance Corporation	3,767

150	State Street Corporation	10,055
	Total Diversified Financial Services	13,822

	Electric Utilities – 0.3%

110	DPL Inc.	2,924
	Electronic Equipment & Instruments – 4.3%

370	MEMC Electronic Materials, (1)	22,688

410	Thermo Fisher Scientific, Inc., (1)	21,406
	Total Electronic Equipment & Instruments	44,094

	Energy Equipment & Services – 5.8%

100	Dresser Rand Group, Inc., (1)	3,710

710	Halliburton Company	25,574

160	National-Oilwell Varco Inc., (1)	19,218

120	Tidewater Inc.	8,210

60	Unit Corporation, (1)	3,304
	Total Energy Equipment & Services	60,016

	Food & Staples Retailing – 2.3%

630	Kroger Co.	16,355

90	Walgreen Co.	3,976

60	Wm. Wrigley Jr. Company	3,461
	Total Food & Staples Retailing	23,792

	Food Products – 4.5%

110	Campbell Soup Company	4,051

40	General Mills, Inc.	2,225

190	H.J. Heinz Company	8,314

230	Kellogg Company	11,916

310	Monsanto Company	19,980
	Total Food Products	46,486

	Health Care Equipment & Supplies – 4.7%

450	Baxter International Inc.	23,670

120	Becton, Dickinson and Company	9,163

320	Express Scripts, Inc., (1)	16,042
	Total Health Care Equipment & Supplies	48,875

36

Shares	Description	Value

	Health Care Providers & Services – 2.9%

70	Coventry Health Care, Inc., (1)	$3,907

270	Humana Inc., (1)	17,304

90	Wellcare Health Plans Inc., (1)	9,113
	Total Health Care Providers & Services	30,324

	Hotels, Restaurants & Leisure – 0.3%

80	Choice Hotels International, Inc.	2,894
	Household Products – 2.5%

150	Colgate-Palmolive Company	9,900

230	Kimberly-Clark Corporation	15,472
	Total Household Products	25,372

	Insurance – 0.8%

90	HCC Insurance Holdings Inc.	2,635

40	Philadelphia Consolidated Holding Corporation, (1)	1,446

140	WR Berkley Corporation	4,119
	Total Insurance	8,200

	Internet & Catalog Retail – 2.3%

310	Amazon.com, Inc., (1)	24,347
	Internet Software & Services – 2.2%

480	eBay Inc., (1)	15,552

80	F5 Networks, Inc., (1)	6,935
	Total Internet Software & Services	22,487

	IT Services – 2.9%

440	Accenture Limited, (DD, Settling 8/07/07), (1)	18,537

320	Electronic Data Systems Corporation	8,637

50	FactSet Research Systems Inc.	3,300
	Total IT Services	30,474

	Machinery – 2.2%

80	AGCO Corporation, (1)	3,074

60	Harsco Corporation	3,160

140	ITT Industries Inc.	8,803

100	Manitowoc Company Inc.	7,767
	Total Machinery	22,804

	Media – 5.5%

260	DIRECTV Group, Inc., (1)	5,827

230	Echostar Communications Corporation, (1)	9,727

280	McGraw-Hill Companies, Inc.	16,940

730	Walt Disney Company	24,090
	Total Media	56,584

37

Portfolio of Investments

Nuveen Symphony Large-Cap Growth Fund (continued)

July 31, 2007

Shares	Description	Value

	Multiline Retail – 1.6%

160	Dollar Tree Stores Inc., (1)	$6,122

280	Family Dollar Stores, Inc.	8,294

40	Kohl’s Corporation, (1)	2,432
	Total Multiline Retail	16,848

	Oil, Gas & Consumable Fuels – 1.3%

80	EOG Resources, Inc.	5,608

210	Frontier Oil Corporation	8,133
	Total Oil, Gas & Consumable Fuels	13,741

	Paper & Forest Products – 0.2%

50	Rayonier Inc.	2,117
	Personal Products – 0.8%

150	Herbalife, Limited, (1)	6,147

40	Nutri System Inc., (1)	2,229
	Total Personal Products	8,376

	Pharmaceuticals – 4.7%

530	Bristol-Myers Squibb Company	15,057

90	Eli Lilly and Company	4,868

490	Merck & Co. Inc.	24,329

150	Schering-Plough Corporation	4,281
	Total Pharmaceuticals	48,535

	Real Estate – 0.6%

30	Essex Property Trust Inc.	3,227

50	Taubman Centers Inc.	2,405
	Total Real Estate	5,632

	Real Estate Management & Development – 0.4%

40	Jones Lang LaSalle Inc.	4,391
	Road & Rail – 1.2%

140	Hertz Global Holdings, Inc., (1)	3,135

210	J.B. Hunt Transports Serives Inc.	5,865

80	Landstar System	3,637
	Total Road & Rail	12,637

	Semiconductors & Equipment – 2.9%

440	Intel Corporation	10,393

1,630	Micron Technology, Inc., (1)	19,348
	Total Semiconductors & Equipment	29,741

	Software – 5.7%

390	Adobe Systems Incorporated, (1)	15,713

250	Autodesk, Inc., (1)	10,593

100	Cadence Design Systems, Inc., (1)	2,140

330	Intuit Inc., (1)	9,451

1,120	Symantec Corporation, (1)	21,504
	Total Software	59,401

38

Shares	Description	Value

	Specialty Retail – 3.0%

455	American Eagle Outfitters, Inc.	$11,038

100	AutoZone, Inc., (1)	12,681

280	RadioShack Corporation	7,036
	Total Specialty Retail	30,755

	Textiles, Apparel & Luxury Goods – 0.4%

80	Guess Inc.	3,799
	Tobacco – 0.7%

140	UST Inc.	7,496
	Total Investments (cost $996,674) – 100.8%	1,044,747

	Other Assets Less Liabilities – (0.8)%	(7,899)

	Net Assets – 100%	$1,036,848

(1)	Non-income producing.

DD	Purchased on a delayed delivery basis.

See accompanying notes to financial statements.

39

Statement of Assets and Liabilities

July 31, 2007

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Assets
Investments, at value (cost $1,053,438, $985,483, $1,088,188, $1,073,247 and $996,674, respectively)	$1,078,952	$1,035,118	$1,124,740	$1,121,799	$1,044,747
Cash	35,685	76,458	18,183	13,380	14,696
Receivables:
Dividends	629	242	1,360	581	514
Investments sold	133,940	—	142,661	—	133,724
Total assets	1,249,206	1,111,818	1,286,944	1,135,760	1,193,681
Liabilities
Payable for investments purchased	132,746	—	141,735	—	129,986
Accrued expenses:
Management fees	6,178	6,480	7,003	6,694	14,153
12b-1 distribution and service fees	555	557	569	564	515
Other	10,577	11,090	10,987	10,959	12,179
Total liabilities	150,056	18,127	160,294	18,217	156,833
Net assets	$1,099,150	$1,093,691	$1,126,650	$1,117,543	$1,036,848
Class A Shares
Net assets	$275,768	$274,368	$282,208	$280,467	$259,724
Shares outstanding	12,500	12,500	12,500	12,500	12,500
Net asset value per share	$22.06	$21.95	$22.58	$22.44	$20.78
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$23.41	$23.29	$23.96	$23.81	$22.05
Class B Shares
Net assets	$273,593	$272,262	$280,895	$278,089	$258,495
Shares outstanding	12,500	12,500	12,500	12,500	12,500
Net asset value and offering price per share	$21.89	$21.78	$22.47	$22.25	$20.68
Class C Shares
Net assets	$273,593	$272,262	$280,895	$278,089	$258,495
Shares outstanding	12,500	12,500	12,500	12,500	12,500
Net asset value and offering price per share	$21.89	$21.78	$22.47	$22.25	$20.68
Class R Shares
Net assets	$276,196	$274,799	$282,652	$280,898	$260,134
Shares outstanding	12,500	12,500	12,500	12,500	12,500
Net asset value and offering price per share	$22.10	$21.98	$22.61	$22.47	$20.81

Net Assets Consist of:
Capital paid-in	$999,037	$998,381	$998,994	$998,616	$995,140
Undistributed net investment income (loss)	—	—	2,052	—	209
Accumulated net realized gain (loss) from investments	74,599	45,675	89,052	70,375	(6,574)
Net unrealized appreciation (depreciation) of investments	25,514	49,635	36,552	48,552	48,073
Net assets	$1,099,150	$1,093,691	$1,126,650	$1,117,543	$1,036,848

See accompanying notes to financial statements.

40

Statement of Operations

	All-Cap Core	Small-Mid Cap Core	Large Cap Value	Mid-Cap Core	Large-Cap Growth
	Year Ended 7/31/07	Year Ended 7/31/07	Year Ended 7/31/07	Year Ended 7/31/07	For the Period 12/15/06 (commencement of operations) through 7/31/07
Investment Income
Dividends	$16,305	$12,848	$21,613	$12,193	$4,605
Interest	—	—	—	—	699
Total investment income	16,305	12,848	21,613	12,193	5,304
Expenses
Management fees	9,786	10,730	8,800	9,659	5,403
12b-1 service fees – Class A	693	683	702	684	406
12b-1 distribution and service fees – Class B	2,760	2,719	2,801	2,724	1,619
12b-1 distribution and service fees – Class C	2,760	2,719	2,801	2,724	1,619
Shareholders’ servicing agent fees and expenses	122	128	122	140	99
Custodian’s fees and expenses	11,227	11,099	10,946	9,942	5,804
Trustees’ fees and expenses	81	55	121	80	78
Professional fees	16,845	16,843	29,263	16,842	32,020
Shareholders’ reports – printing and mailing expenses	4,975	4,975	5,241	4,898	7,753
Federal and state registration fees	—	—	—	—	31
Other expenses	39	35	35	35	199
Total expenses before custodian fee credit and expense reimbursement	49,288	49,986	60,832	47,728	55,031
Custodian fee credit	(1,000)	(1,239)	(1,081)	(802)	(781)
Expense reimbursement	(30,512)	(30,399)	(42,916)	(29,197)	(44,362)
Net expenses	17,776	18,348	16,835	17,729	9,888
Net investment income (loss)	(1,471)	(5,500)	4,778	(5,536)	(4,584)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	81,430	53,507	100,757	80,359	(6,641)
Net change in unrealized appreciation (depreciation) of investments	21,507	78,751	5,002	40,700	48,073
Net realized and unrealized gain (loss)	102,937	132,258	105,759	121,059	41,432
Net increase (decrease) in net assets from operations	$101,466	$126,758	$110,537	$115,523	$36,848

See accompanying notes to financial statements.

41

Statement of Changes in Net Assets

	All-Cap Core		Small-Mid Cap Core
	Year Ended 7/31/07	For the Period 5/31/06 (commencement of operations) through 7/31/06	Year Ended 7/31/07	For the Period 5/31/06 (commencement of operations) through 7/31/06
Operations
Net investment income (loss)	$(1,471)	$(152)	$(5,500)	$34
Net realized gain (loss) from investments	81,430	(5,307)	53,507	(3,007)
Net change in unrealized appreciation (depreciation) of investments	21,507	4,007	78,751	(29,116)
Net increase (decrease) in net assets from operations	101,466	(1,452)	126,758	(32,089)
Distributions to Shareholders
From net investment income:
Class A	(241)	—	(301)	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	(623)	—	(677)	—
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Decrease in net assets from distributions to shareholders	(864)	—	(978)	—
Fund Share Transactions
Proceeds from sale of shares	—	1,000,000	—	1,000,000
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000	—	1,000,000
Net increase (decrease) in net assets	100,602	998,548	125,780	967,911
Net assets at the beginning of period	998,548	—	967,911	—
Net assets at the end of period	$1,099,150	$998,548	$1,093,691	$967,911
Undistributed net investment income (loss) at the end of period	$—	$801	$—	$978

See accompanying notes to financial statements.

42

	Large-Cap Value		Mid-Cap Core
	Year Ended 7/31/07	For the Period 5/31/06 (commencement of operations) through 7/31/06	Year Ended 7/31/07	For the Period 5/31/06 (commencement of operations) through 7/31/06
Operations
Net investment income (loss)	$4,778	$252	$(5,536)	$(414)
Net realized gain (loss) from investments	100,757	7,781	80,359	(3,262)
Net change in unrealized appreciation (depreciation) of investments	5,002	31,550	40,700	7,852
Net increase (decrease) in net assets from operations	110,537	39,583	115,523	4,176
Distributions to Shareholders
From net investment income:
Class A	(1,471)	—	(81)	—
Class B	(305)	—	—	—
Class C	(305)	—	—	—
Class R	(1,859)	—	(459)	—
From accumulated net realized gains:
Class A	(4,883)	—	(404)	—
Class B	(4,882)	—	(404)	—
Class C	(4,882)	—	(404)	—
Class R	(4,883)	—	(404)	—
Decrease in net assets from distributions to shareholders	(23,470)	—	(2,156)	—
Fund Share Transactions
Proceeds from sale of shares	—	1,000,000	—	1,000,000
Net increase (decrease) in net assets from Fund share transactions	—	1,000,000	—	1,000,000
Net increase (decrease) in net assets	87,067	1,039,583	113,367	1,004,176
Net assets at the beginning of period	1,039,583	—	1,004,176	—
Net assets at the end of period	$1,126,650	$1,039,583	$1,117,543	$1,004,176
Undistributed net investment income (loss) at the end of period	$2,052	$1,214	$—	$539

See accompanying notes to financial statements.

43

Statement of Changes in Net Assets

Large-Cap Growth
For the Period 12/15/06 (commencement of operations) through 7/31/07
Operations
Net investment income (loss)	$(4,584)
Net realized gain (loss) from investments	(6,641)
Net change in unrealized appreciation (depreciation) of investments	48,073
Net increase (decrease) in net assets from operations	36,848
Distributions to Shareholders
From net investment income:
Class A	—
Class B	—
Class C	—
Class R	—
From accumulated net realized gains:
Class A	—
Class B	—
Class C	—
Class R	—
Decrease in net assets from distributions to shareholders	—
Fund Share Transactions
Proceeds from sale of shares	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	1,036,848
Net assets at the beginning of period	—
Net assets at the end of period	$1,036,848
Undistributed net investment income (loss) at the end of period	$209

See accompanying notes to financial statements.

44

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Symphony All-Cap Core Fund (“All-Cap Core”), Nuveen Symphony Small-Mid Cap Core Fund (“Small-Mid Cap Core”), Nuveen Symphony Large-Cap Value Fund (“Large-Cap Value”), Nuveen Symphony Mid-Cap Core Fund (“Mid-Cap Core”) and Nuveen Symphony Large-Cap Growth Fund (“Large-Cap Growth”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

All-Cap Core ordinarily invests at least 80% of its assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 3000 Index in an attempt to provide long-term capital appreciation.

Small-Mid Cap Core ordinarily invests at least 80% of its assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 2500 Index in an attempt to provide long-term capital appreciation.

Large-Cap Value ordinarily invests at least 80% of its assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 1000 Value Index in an attempt to provide long-term capital appreciation.

Mid-Cap Core ordinarily invests at least 80% of its assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell Midcap Index in an attempt to provide long-term capital appreciation.

Large-Cap Growth ordinarily invests at least 80% of its assets in equity securities of companies with varying market capitalizations similar to the stocks included in the Russell 1000 Growth Index in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2007, All-Cap Core, Large-Cap Value and Large-Cap Growth had outstanding when issued/delayed delivery purchase commitments of $7,206, $10,980 and $18,502, respectively. There were no such outstanding purchase commitments in Small-Mid Cap Core and Mid-Cap Core.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares, however, Large-Cap Growth will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are

45

Notes to Financial Statements (continued)

redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period covered by this report.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	All-Cap Core
	Year Ended 7/31/07		For the period 5/31/06 (commencement of operations) through 7/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class R	—	—	12,500	250,000
Net increase (decrease)	—	$—	50,000	$1,000,000

	Small-Mid Cap Core
	Year Ended 7/31/07		For the period 5/31/06 (commencement of operations) through 7/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class R	—	—	12,500	250,000
Net increase (decrease)	—	$—	50,000	$1,000,000

46

	Large Cap Value
	Year Ended 7/31/07		For the period 5/31/06 (commencement of operations) through 7/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class R	—	—	12,500	250,000
Net increase (decrease)	—	$—	50,000	$1,000,000

	Mid-Cap Core
	Year Ended 7/31/07		For the period 5/31/06 (commencement of operations) through 7/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	12,500	$250,000
Class B	—	—	12,500	250,000
Class C	—	—	12,500	250,000
Class R	—	—	12,500	250,000
Net increase (decrease)	—	$—	50,000	$1,000,000

	Large-Cap Growth
	For the Period 12/15/06 (commencement of operations) through 7/31/07
	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class B	12,500	250,000
Class C	12,500	250,000
Class R	12,500	250,000
Net increase (decrease)	50,000	$1,000,000

3. Investment Transactions

Purchases and sales (excluding short-term investments) for the fiscal year ended July 31, 2007, were as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth*
Purchases	$1,497,729	$1,401,031	$1,466,804	$1,502,632	$1,740,288
Sales	1,504,209	1,433,807	1,476,876	1,500,294	737,038

* For the period December 15, 2006 (commencement of operations) through July 31, 2007.

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2007, the cost of investments was as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Cost of investments	$1,053,438	$985,684	$1,088,188	$1,073,247	$997,495

47

Notes to Financial Statements (continued)

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2007, were as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Gross unrealized:
Appreciation	$77,681	$114,460	$70,209	$105,359	$80,875
Depreciation	(52,167)	(65,026)	(33,657)	(56,807)	(33,623)
Net unrealized appreciation (depreciation) of investments	$25,514	$49,434	$36,552	$48,552	$47,252

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2007, the Funds’ tax year end, were as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Undistributed net ordinary income *	$44,165	$ —	$84,915	$57,941	$209
Undistributed net long-term capital gains	30,434	45,876	6,189	12,436	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax year ended July 31, 2007, was designated for purposes of the dividends paid reduction as follows:

	All-Cap Core	Small-Mid Cap Core	Large-Cap Value	Mid-Cap Core	Large-Cap Growth
Distributions from net ordinary income *	$865	$979	$23,471	$2,154	$—
Distributions from net long-term capital gains	—	—	—	—	—

* Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Large-Cap Growth elected to defer net realized losses from investments incurred from December 15, 2006 (commencement of operations) through July 31, 2007 (“post-October losses”) in accordance with Federal income tax regulations. Post-October losses of $5,753 were treated as having arisen on the first day of the following fiscal year.

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	All-Cap Core Fund-Level Fee Rate	Small-Mid Cap Core Fund-Level Fee Rate	Large-Cap Value Fund-Level Fee Rate	Mid-Cap Core Fund-Level Fee Rate	Large-Cap Growth Fund-Level Fee Rate
For the first $125 million	.7000%	.8000%	.6000%	.7000%	.6500%
For the next $125 million	.6875	.7875	.5875	.6875	.6375
For the next $250 million	.6750	.7750	.5750	.6750	.6250
For the next $500 million	.6625	.7625	.5625	.6625	.6125
For the next $1 billion	.6500	.7500	.5500	.6500	.6000
For net assets over $2 billion	.6250	.7250	.5250	.6250	.5750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of July 31, 2007, the complex-level fee rate was .1831%.

48

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1698
$125 billion	0.1617
$200 billion	0.1536
$250 billion	0.1509
$300 billion	0.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Symphony Asset Management (“Symphony”), a wholly owned subsidiary of Nuveen, under which Symphony manages the investment portfolios of the Funds. Symphony is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser agreed to waive part of its management fees or reimburse certain expenses of All-Cap Core, Small-Mid Cap Core, Large-Cap Value and Mid-Cap Core through November 30, 2009 and November 30, 2010 for Large-Cap Growth, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.15%, 1.25%, 1.05%, 1.15% and 1.10%, of the average daily net assets of All-Cap Core, Small-Mid Cap Core, Large-Cap Value, Mid-Cap Core and Large-Cap Growth, respectively, and from exceeding 1.40%, 1.50%, 1.30%, 1.40% and 1.35%, respectively, after November 30, 2009 and November 30, 2010 for Large-Cap Growth. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2007, Nuveen owned all shares of each class of each Fund.

During the period covered by this report, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

49

Notes to Financial Statements (continued)

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds upon and after the acquisition. One important implication of this is that the Funds will not be able to buy securities from or sell securities to Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund has approved a new investment management agreement with the Adviser. The agreement is being presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by January 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

50

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ALL-CAP CORE											Ratio to Average Net Assets Before Credit/ Reimbursement				Ratio to Average Net Assets After Reimbursement(c)				Ratio to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2007	$19.98	$.04	$2.06	$2.10	$(.02)	$—	$(.02)	$22.06	10.51%	$276	4.14%		(2.67)%		1.38%		.09%		1.29%		.18%		138%
2006(e)	20.00	.01	(.03)	(.02)	—	—	—	19.98	(.10)	250	10.14	*	(8.60	)*	1.39	*	.15	*	1.32	*	.22	*	17
Class B (5/06)
2007	19.96	(.13)	2.06	1.93	—	—	—	21.89	9.67	274	4.89		(3.42)		2.14		(.66)		2.05		(.57)		138
2006(e)	20.00	(.02)	(.02)	(.04)	—	—	—	19.96	(.20)	249	10.88	*	(9.34	)*	2.14	*	(.60	)*	2.07	*	(.53	)*	17
Class C (5/06)
2007	19.96	(.13)	2.06	1.93	—	—	—	21.89	9.67	274	4.89		(3.42)		2.14		(.66)		2.05		(.57)		138
2006(e)	20.00	(.02)	(.02)	(.04)	—	—	—	19.96	(.20)	249	10.88	*	(9.34	)*	2.14	*	(.60	)*	2.07	*	(.53	)*	17
Class R (5/06)
2007	19.99	.10	2.06	2.16	(.05)	—	(.05)	22.10	10.81	276	3.89		(2.42)		1.13		.34		1.04		.43		138
2006(e)	20.00	.02	(.03)	(.01)	—	—	—	19.99	(.05)	250	9.88	*	(8.34	)*	1.14	*	.40	*	1.07	*	.47	*	17

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.

See accompanying notes to financial statements.

51

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
SMALL-MID CAP CORE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2007	$19.37	$(.04)	$2.64	$2.60	$(.02)	$—	$(.02)	$21.95	13.45%	$274	4.27%		(3.09)%		1.48%		(.31)%		1.37%		(.19)%		132%
2006(e)	20.00	.01	(.64)	(.63)	—	—	—	19.37	(3.15)	242	10.25	*	(8.50	)*	1.49	*	.26	*	1.42	*	.33	*	13
Class B (5/06)
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62	272	5.03		(3.85)		2.24		(1.06)		2.12		(.95)		132
2006(e)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)	242	11.00	*	(9.25	)*	2.24	*	(.49	)*	2.17	*	(.42	)*	13
Class C (5/06)
2007	19.34	(.21)	2.65	2.44	—	—	—	21.78	12.62	272	5.03		(3.85)		2.24		(1.06)		2.12		(.95)		132
2006(e)	20.00	(.01)	(.65)	(.66)	—	—	—	19.34	(3.30)	242	11.00	*	(9.25	)*	2.24	*	(.49	)*	2.17	*	(.42	)*	13
Class R (5/06)
2007	19.38	.01	2.64	2.65	(.05)	—	(.05)	21.98	13.70	275	4.02		(2.84)		1.23		(.05)		1.12		.06		132
2006(e)	20.00	.02	(.64)	(.62)	—	—	—	19.38	(3.10)	242	10.00	*	(8.25	)*	1.24	*	.51	*	1.17	*	.58	*	13

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.

See accompanying notes to financial statements.

52

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations				Less Distributions					Ratios/Supplemental Data
LARGE-CAP VALUE												Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2007	$20.80	$.17		$2.12	$2.29	$(.12)	$(.39)	$(.51)	$22.58	11.01%	$282	5.11%		(3.18)%		1.28%		.64%		1.19%		.74%		133%
2006(e)	20.00	.02		.78	.80	—	—	—	20.80	4.00	260	9.89	*	(8.21	)*	1.29	*	.39	*	1.22	*	.46	*	10
Class B (5/06)
2007	20.78	—	**	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12	281	5.86		(3.93)		2.04		(.11)		1.94		(.01)		133
2006(e)	20.00	(.01)		.79	.78	—	—	—	20.78	3.90	260	10.64	*	(8.96	)*	2.04	*	(.36	)*	1.97	*	(.29	)*	10
Class C (5/06)
2007	20.78	—	**	2.10	2.10	(.02)	(.39)	(.41)	22.47	10.12	281	5.86		(3.93)		2.04		(.11)		1.94		(.01)		133
2006(e)	20.00	(.01)		.79	.78	—	—	—	20.78	3.90	260	10.64	*	(8.96	)*	2.04	*	(.36	)*	1.97	*	(.29	)*	10
Class R (5/06)
2007	20.81	.22		2.12	2.34	(.15)	(.39)	(.54)	22.61	11.26	283	4.86		(2.93)		1.03		.89		.94		.99		133
2006(e)	20.00	.02		.79	.81	—	—	—	20.81	4.05	260	9.63	*	(7.95	)*	1.04	*	.64	*	.97	*	.71	*	10

*	Annualized.
**	Per share Net Investment Income (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.

See accompanying notes to financial statements.

53

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MID-CAP CORE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (5/06)
2007	$20.09	$(.04)	$2.43	$2.39	$(.01)	$(.03)	$(.04)	$22.44	11.90%	$280	4.06%		(2.94)%		1.38%		(.27)%		1.31%		(.19)%		139%
2006(e)	20.00	—	.09	.09	—	—	—	20.09	.45	251	10.07	*	(8.68	)*	1.39	*	(.01	)*	1.32	*	.07	*	21
Class B (5/06)
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03	278	4.81		(3.69)		2.14		(1.02)		2.06		(.95)		139
2006(e)	20.00	(.02)	.09	.07	—	—	—	20.07	.35	251	10.81	*	(9.43	)*	2.14	*	(.75	)*	2.07	*	(.68	)*	21
Class C (5/06)
2007	20.07	(.21)	2.42	2.21	—	(.03)	(.03)	22.25	11.03	278	4.81		(3.69)		2.14		(1.02)		2.06		(.95)		139
2006(e)	20.00	(.02)	.09	.07	—	—	—	20.07	.35	251	10.81	*	(9.43	)*	2.14	*	(.75	)*	2.07	*	(.68	)*	21
Class R (5/06)
2007	20.10	.01	2.43	2.44	(.04)	(.03)	(.07)	22.47	12.15	281	3.80		(2.69)		1.13		(.02)		1.06		.06		139
2006(e)	20.00	.01	.09	.10	—	—	—	20.10	.50	251	9.81	*	(8.43	)*	1.14	*	.25	*	1.06	*	.32	*	21

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period May 31, 2006 (commencement of operations) through July 31, 2006.

See accompanying notes to financial statements.

54

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
LARGE-CAP GROWTH											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2007(e)	$20.00	$(.05)	$.83	$.78	$—	$—	$—	$20.78	3.90%	$260	8.21	%*	(7.39	)%*	1.34	%*	(.51	)%*	1.22	%*	(.39	)%*	72%
Class B (12/06)
2007(e)	20.00	(.15)	.83	.68	—	—	—	20.68	3.40	258	8.97	*	(8.15	)*	2.10	*	(1.27	)*	1.97	*	(1.15	)*	72
Class C (12/06)
2007(e)	20.00	(.15)	.83	.68	—	—	—	20.68	3.40	258	8.97	*	(8.15	)*	2.10	*	(1.27	)*	1.98	*	(1.15	)*	72
Class R (12/06)
2007(e)	20.00	(.02)	.83	.81	—	—	—	20.81	4.05	260	7.95	*	(7.13	)*	1.08	*	(.26	)*	.96	*	(.14	)*	72

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.

See accompanying notes to financial statements.

55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Symphony All-Cap Core Fund, Nuveen Symphony Small-Mid Cap Core Fund, Nuveen Symphony Large-Cap Value Fund, Nuveen Symphony Mid-Cap Core Fund and Nuveen Symphony Large-Cap Growth Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2007, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 21, 2007

56

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to approve or continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the respective Investment Management Agreement between Nuveen Asset Management (“NAM” or “Adviser”) and each of the following Funds: the Nuveen Symphony All-Cap Core Fund, the Nuveen Symphony Small-Mid Cap Core Fund, the Nuveen Symphony Large-Cap Value Fund and the Nuveen Symphony Mid-Cap Core Fund (each an “Existing Fund”) and the Sub-Advisory Agreement between NAM and Symphony Asset Management LLC (“Symphony” or the “Sub-Adviser”) on behalf of each of the foregoing Existing Funds.

With respect to the Nuveen Symphony Large-Cap Growth Fund (the “New Fund”), the Investment Management Agreement between such New Fund and NAM and the Sub-Advisory Agreement between NAM and the Sub-Adviser were initially approved at a meeting held on November 14-16, 2006 (the “Initial Approval Meeting”), and therefore were not up for renewal at the May Meeting.

The foregoing Investment Management Agreements with NAM and the Sub-Advisory Agreements with the Sub-Adviser are hereafter referred to as “Original Investment Management Agreements” and “Original Sub-Advisory Agreements,” respectively. Further, NAM and the Sub-Adviser are referred to herein as a “Fund Adviser.”

Subsequent to the May Meeting and Initial Approval Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”) provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund and new Sub-Advisory Agreements (the “New Sub-Advisory Agreements”) between NAM and the Sub-Adviser on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement and New Sub-Advisory Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements and Interim Sub-Advisory Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements.

Because the information provided and considerations made at the annual and initial reviews continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual or initial review and the analysis undertaken and the conclusions reached by the Board Members when determining to approve or continue the Original Investment Management Agreements and Original Sub-Advisory Agreements.

I. Approval of the Original Investment Management Agreements and Original Sub-Advisory Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, because the Adviser and Sub-Adviser to the New Fund already serve in such respective capacities for other Nuveen funds, the information provided regarding the applicable Fund Adviser at the annual review at the May Meeting supplemented the information received at the initial approval.

In preparation for their considerations at the May Meeting, Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

each Existing Fund’s past performance as well as the Existing Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

57

Annual Investment Management Agreement Approval Process (continued)

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•

the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Existing Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meeting, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of the Fund Adviser (including the responsibilities of various departments and key personnel); the expertise and background of the Fund Adviser; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of the Fund Adviser. However, unlike Existing Funds, the New Fund did not have actual past performance at the time of approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting and applicable Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Nuveen funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. Nature, Extent and Quality of Services

In considering the approval or renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. The Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members’ experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Nuveen funds. At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

With respect to the Sub-Adviser, the Board Members also received and reviewed an evaluation of the Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds’ investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In its review of the Sub-Adviser, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser’s investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance. As the Sub-Adviser advises various Nuveen funds, the Board Members are already familiar with the organization, operations, personnel and investment process of the Sub-Adviser.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

58

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members also considered NAM’s ability and procedures to monitor the Sub-Adviser’s performance, business practices and compliance policies and procedures. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

With respect to the Sub-Adviser, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

At the May Meeting, the Board considered the investment performance for each Existing Fund, including the Existing Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). The Board Members also reviewed the respective Existing Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for an Existing Fund may not adequately reflect such Existing Fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such Fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen Tradewinds Value Opportunities Fund, the Nuveen Santa Barbara Growth Fund, and the Nuveen Multi-Strategy Income Fund (although the Nuveen Multi-Strategy Income Fund has been reclassified in a more appropriate peer group for 2007).

The Board Members reviewed performance information including, among other things, total return information compared with the Existing Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Existing Fund’s investment performance over time had been satisfactory.

With respect to New Fund, the Fund did not have its own performance history at its Initial Approval Meeting. The Board Members, however, were familiar with each Fund Adviser’s performance record on other Nuveen funds (as applicable).

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Existing Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for an Existing Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the Existing Fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Existing Fund’s net total expense ratio was within an acceptable range compared to peers.

With respect to New Fund at the Initial Approval Meeting, the Board similarly considered the New Fund’s proposed management fee structure, its sub-advisory fee arrangements and expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). The Board Members also considered the applicable fund-level breakpoint schedule and complex-wide breakpoint schedule. Based on their review of the

59

Annual Investment Management Agreement Approval Process (continued)

overall fee arrangements of the New Fund, the Board Members determined that the advisory fees and expected expenses of the New Fund were reasonable.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Nuveen funds (including the Funds). The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Nuveen funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Nuveen funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Nuveen funds, the Board Members believe such facts justify the different levels of fees.

With respect to the Sub-Adviser, in considering the fees of the Sub-Adviser at the annual review, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable. With respect to the Sub-Adviser, the Board Members also reviewed the generally higher fees for equity and taxable fixed income hedge funds and hedge accounts it manages, which include a performance fee.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Existing Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide

60

fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreements and New Sub-Advisory Agreements – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board considered that such Sub-Adviser currently does not enter into soft dollar arrangements; however, it has adopted a soft dollar policy in the event it does so in the future.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to initially approve or continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements be approved or renewed (as applicable).

II. Approval of the New Investment Management Agreements and New Sub-Advisory Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

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Annual Investment Management Agreement Approval Process (continued)

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of, or initially approved, the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. With respect to the Sub-Adviser, the Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser for the applicable Funds will continue to furnish an investment program in respect of, make investment decisions for and place all orders for

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the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual and/or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Existing Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. With respect to the New Fund, such Fund did not have its own performance history at its Initial Approval Meeting. The Board Members noted that the New Fund has only been operating for a short period since inception. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C. Fees, Expenses and Profitability

As described in more detail above, during the annual or initial reviews, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual or initial review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory

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Annual Investment Management Agreement Approval Process (continued)

Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal or initial approval, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Adviser, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. At the annual review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided. The Transaction is not anticipated to affect profitability of such Sub-Adviser. Taking into account the Board’s prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers’ levels of profitability were reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual or initial review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP

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portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

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Notes

66

Notes

67

Notes

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Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1994) and Chairman (since 1996) and Non-Executive Chairman (since July 1, 2007) formerly, Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., and Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

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Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

70

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

71

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management and Rittenhouse Asset Management, Inc. (since 2007) prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

72

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management 555 California Street Rene Suite 2975 San Francisco, CA 94104	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A fund’s NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Distribution Information: All-Cap Core, Small-Mid Cap Core, Large-Cap Value and Mid-Cap Core hereby designate 100.00%, 100.00%, 28.68% and 37.15%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 100.00%, 100.00%, 28.95% and 37.95%, respectively, as qualified dividend income for individuals under Section 1(b)(11) of the Internal Revenue Code. The Funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

73

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MAN-SCORE-0707D

NUVEEN INVESTMENTS EQUITY FUNDS

Annual Report dated July 31, 2007	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Tradewinds International Value Fund

Nuveen Tradewinds Global All-Cap Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Dear Shareholder,

Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report. The Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Global All-Cap Fund feature portfolio management by Tradewinds Global Investors, LLC. I urge you to take the time to read the portfolio managers’ comments.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The company has accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Funds, their portfolio management strategies or their dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

September 14, 2007

“No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals.”

Annual Report    Page 1

Portfolio Managers’ Comments

Nuveen Tradewinds International Value and Nuveen Tradewinds Global All-Cap Funds

The Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Global All-Cap Fund feature portfolio management by Tradewinds Global Investors, LLC (Tradewinds), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion portfolio managers Paul Hechmer and Dave Iben offer their thoughts on general economic and market conditions and the performance of the Funds during the twelve-months ended July 31, 2007. Paul, a managing director of Tradewinds, is the portfolio manager for the Nuveen Tradewinds International Value Fund while Dave, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Global All-Cap Fund.

During the reporting period, on February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC. This did not result in any changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

What were the general market conditions during this reporting period?

International markets once again rallied significantly during the reporting period, with the broad MSCI EAFE Index generating returns of over 20%, following significant gains in the previous three 12 month reporting periods. However, there was a dispersion in market returns. While Europe in general rallied strongly, driven by significant cash flows to the region and mergers and acquisitions activity, as did many parts of the Pacific region, the Japanese market was a significant laggard, rallying less than 10%. From a sector perspective the clear leaders were the materials and industrials sectors, and indeed, all sectors except for the healthcare sector posted strong double digit returns for the year. Within this strong rally, however, global markets experienced two periods of negative returns, in February and right toward the end of the reporting period in mid-July (which extended past period-end into August). Both market retreats were initiated by concerns with the U.S. sub-prime market, which then spilled over to the broad global equity markets.

How did the Funds perform during the period ended July 31, 2007?

The table on page three provides performance information for both Funds (Class A shares at net asset value) for the one-year, five-year and since inception periods ended July 31, 2007. The table also compares the Funds’ performance to appropriate benchmarks. A more detailed account of each Fund’s relative performance is provided later in the report.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

Nuveen Tradewinds International Value Fund

Class A shares at net asset value for the Nuveen Tradewinds International Value Fund had positive performance on an absolute basis, but underperformed its peer group and benchmarks for the twelve-month period ended July 31, 2007. Although performing very well in absolute terms, driven by high double digit returns in most sectors, relative to the benchmark the Fund underperformed due primarily to holding some poorly performing companies in the financials and telecommunication sectors. The Fund was aided by a significant overweight to the strongly performing materials sector, and very strong stock selection in the energy sector. In addition, although a weaker U.S. dollar helped the Fund in absolute returns, our currency exposures compared to the benchmark index was also a relative detractor.

While being underweight in the financials sector was the right decision, the exposure to Japanese consumer finance companies we did have in this sector was a large detractor for the Fund. When we initiated our exposure to this industry we were able to buy some of

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Annual Report  l  Page 2

Class A Shares—

Average Annual Total Returns as of 7/31/07

	Average Annual
	1-Year	5-Year	Since Inception*
Nuveen Tradewinds International Value Fund** A Shares at NAV A Shares at Offer	17.19% 10.47%	20.88% 19.46%	8.03% 7.19%
Lipper International Multi-Cap Value Funds Index[1]	23.78%	20.67%	9.75%
MSCI EAFE Index[2]	23.91%	19.85%	5.29%
MSCI EAFE Value Index[3]	24.03%	21.84%	8.89%
Nuveen Tradewinds Global All-Cap Fund A Shares at NAV A Shares at Offer	23.88% 16.75%	NA NA	20.72% 15.52%
Lipper Global Multi-Cap Value Funds Index[4]	23.28%	NA	16.30%
MSCI ACWI[5]	22.49%	NA	16.33%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Funds’ Spotlight Page later in this report for more complete performance data and expense ratios.

the best companies, such as Takefuji. However during calendar year 2006 the Japanese supreme court and regulators changed the rules for these companies, causing their share prices to drop. While fundamentals have deteriorated for this industry, we believe at this point that the fall in share prices have more than compensated for the deterioration and so we continued to own these companies.

Our overweight to the telecommunications sector has been driven not only by the attractive valuations of the individual names in the sector, but also by the defensive qualities provided by many of the dominant companies we own. While many of our holdings within the sector, such as Vodafone of the UK, and Belgacom of Belgium provided strong absolute returns, other holdings such as NTT in Japan and Telecom Italia detracted from performance.

*	Since inception returns for the Nuveen Tradewinds International Value Fund are as of 12/20/1999 and for the Nuveen Tradewinds Global All-Cap Fund are as of 3/28/2006.

**	Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006, Tradewinds assumed all of the subadvisory responsibilities for the Fund. Effective June 30, 2006, Fund changed its name from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. There have been no changes in the Funds’ portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

1	The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The since inception data for the index represents returns for the period 12/31/99 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI EAFE Index is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The since inception data for the index represents returns for the period 12/31/99-7/31/07, as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

3	The MSCI EAFE Value Index is an unmanaged index comprised of a capitalization-weighted sampling of companies which are considered to be value stocks that are listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The since inception data for the index represents returns for the period 12/31/99-7/31/07, as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

4	The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The since inception data for the index represents returns for the period 3/31/06 – 7/31/07, as returns for the index are calculated on a calendar month basis. The returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

5	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The since inception data for the index represents returns for the period 3/31/06-7/31/07, as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Annual Report  l  Page 3

Other individual detractors to performance included Sega Sammy and Sankyo. The Fund purchased both Japanese companies during the period and the price of both stocks fell after initial purchase due to shortfalls in sales and profit expectations. We do not buy companies for the next quarter’s earnings, but for the future earnings power of the franchise. Thus, while the short term weakness in names can be painful, it frequently happens when buying companies that have fallen out of favor with the market.

Regionally, while the Fund underperformed, much of the relative poor performance came from our significant underweight to Europe and most importantly the Fund’s overweight to Japan and non-EAFE areas, while our stock selection in Europe over the period was strong. In addition, although the effect was less than in previous periods, our underweight exposure to the Euro was also a relative detractor.

Our exposure to the materials sector, which is significantly above that of the benchmark weight, was a positive for the Fund, with this sector outperforming all others during the period. We view our exposure within this sector as being split into two groups: industrial materials and precious metals mining. During the 12 month reporting period, many of the names in the industrial materials area, such as Rio Tinto, Ivanhoe, Alumina and Stora Enso, performed very strongly, as value was unlocked in many of these names. In addition, some of our precious metals exposure also performed nicely, with Lonmin and Impala, both platinum mining companies, and Newcrest, a gold mining company, rallying strongly. However, while our materials exposure was a strong contributor, some of our holdings in the precious metals mining area did not perform quite as well as the overall market, in particular Barrick Gold, the Fund’s largest holding, and Anglo Gold. Both companies continued to be among our largest holdings within the Fund.

While the energy sector did not perform as well as the overall market, our exposure to the sector performed very well. Most portfolio names within the sector contributed to returns, in particular Nippon Oil of Japan, Technip of France and BP of the UK. Stronger oil prices were part of the reason for good performance, but more importantly, the names we held had been overlooked by the market for a number of quarters, and thus just caught up with the market during the period.

Another significant positive contributor to overall Fund performance for the reporting period included Premiere AG, the German pay TV company. Premiere, had come under significant share price pressure in the previous 12 month period, when the company lost the rights to broadcast live German soccer. During the subsequent 12 month period, the company essentially won back the rights to broadcast the content, reaffirming itself as the main content provider to German TV households. As a result of this news the share price rallied significantly, making Premiere the largest positive contributor to returns for the period.

Nuveen Tradewinds Global All-Cap Fund

Class A shares at net asset value for the Nuveen Tradewinds Global All-Cap Fund outperformed each of its comparative indexes for the 12 month period ended July 31, 2007.

The materials sector was the largest favorable contributor to performance during the period. Mosaic Co., which produces and markets crop nutrient and animal feed products, also performed well, due to rising demand for phosphate-based fertilizers and a successful operational and financial restructuring program. International gold and copper producer Ivanhoe Mines Limited rose sharply in late October after Rio Tinto announced a strategic partnership with the company to jointly develop and operate a large Mongolian gold and copper complex, and continued to rise throughout the rest of the period as a result of higher metal prices, especially copper. Base metal mining holding Apex Silver Mines Ltd. had been plagued for most of the reporting period by political concerns that Bolivia’s plan to nationalize its oil and gas industry would extend to the mining

Annual Report  l  Page 4

industry. However, in May, the Bolivian government stated that the country would honor previously issued mining licenses and favorably changed its tax stance. The company’s share price rose sharply after these announcements.

The portfolio’s exposure in the Industrials group also greatly contributed to positive performance during the 12 month period. Shares of Graftech International Ltd., a maker of graphite and carbon based products, surged in early May after the company reported a first quarter profit and raised its 2007 earnings and sales guidance. Agco, a manufacturer and distributor of agricultural equipment, contributed to performance as the agricultural industry continued to work its way out of a cyclical bottom, based in part upon increasing demand for farm equipment and increasingly lean inventories. Railroad operator Union Pacific’s stock price reached new 52 week highs during the period. In early April, shares of railroad operators rose after it was revealed that Warren Buffett’s investment company, Berkshire Hathaway, became the largest shareholder in Burlington Northern Santa Fe Corp. and Union Pacific further rose later in the month after the company announced strong improvement in revenue for shipping chemical and agricultural products. Subsequently, Berkshire disclosed holdings in Union Pacific and Norfolk Southern as well.

The portfolio was significantly underexposed versus the benchmark’s heavily weighted Financials sector. In addition, after the sale of a small position in MFA Mortgage Investments in September 2006, the Fund had no direct exposure to the U.S. subprime mortgage market. Despite the limited exposure, the portfolio’s Financials sector holdings detracted from performance. Takefuji Corp., in fact, was the worst performing holding during the quarter. The company is Japan’s second largest consumer finance company as measured by outstanding consumer loans but has experienced significant stock price declines due to investor concerns over regulatory changes and legal challenges. We continue to carefully monitor the potential risk/reward profile of the company.

While the portfolio’s Materials sector generated solid performance overall, multiple holdings within the sector detracted from performance. In particular, South African-based gold miner AngloGold Ashanti Ltd. and U.S.-based Newmont Mining Corp. were among the worst performers during the year. We continue to believe in a long-term demand/supply imbalance for gold, and if this premise is incorrect, still believe the shares to be undervalued on a current asset valuation basis. As such, the Fund maintains a significant position in gold mining and processing companies.

When it was announced in late January that Canadian forest products company Abitibi-Consolidated LLC and South Carolina newsprint maker Bowater Inc. agreed to merge, Bowater’s share price immediately rose significantly. As enthusiasm for the deal waned and the company faced declining newsprint demand, mostly due to a slowdown in the newspaper industry, the company’s share price declined. When Bowater reported in late July that its second-quarter loss widened due to difficult market conditions and cost pressures related to the strong Canadian dollar, its share price dropped further.

Japan-based telecommunications provider Nippon Telephone & Telegraph Corp. was also among the bottom performers. When the company reported in early May a decline in annual profit, against expectations of a rise, the stock price tumbled. We found the company cheap on most metrics and took the opportunity of the price weakness to overweight the position.

Annual Report  l  Page 5

Nuveen Tradewinds International Value Fund

Growth of an Assumed $10,000 Investment

Nuveen Tradewinds Global All-Cap Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the corresponding indexes. The Lipper International Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper International Multi-Cap Value Funds category. The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 21 countries, excluding the U.S. and Canada. The Lipper Global Multi-Cap Value Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Global Multi-Cap Value Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Funds’ returns include reinvestment of all dividends and distributions, and the Funds’ returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report    Page 6

Fund Spotlight as of 7/31/07 Nuveen Tradewinds International Value Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$34.42	$33.16	$33.18	$34.59
Latest Capital Gain Distribution[1]	$0.3721	$0.3721	$0.3721	$0.3721
Latest Ordinary Income Distribution[2]	$0.3780	$0.1487	$0.1487	$0.4556
Inception Date	12/20/99	12/20/99	12/20/99	12/20/99

Effective October 7, 2002, based upon the determination of the Fund’s Board of Trustees and a shareholder vote, the Fund’s sub-adviser and primary investment strategy were changed. The Fund also changed its name from Nuveen International Growth Fund to the Nuveen NWQ International Value Fund. On March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the name of the Fund changed from Nuveen NWQ International Value Fund to Nuveen Tradewinds International Value Fund. On February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07
A Shares	NAV	Offer
1-Year	17.19%	10.47%
5-Year	20.88%	19.46%
Since Inception	8.03%	7.19%
B Shares	w/o CDSC	w/CDSC
1-Year	16.33%	12.33%
5-Year	19.86%	19.76%
Since Inception	7.15%	7.15%
C Shares	NAV
1-Year	16.31%
5-Year	19.87%
Since Inception	7.16%
R Shares	NAV
1-Year	17.49%
5-Year	21.05%
Since Inception	8.22%

Top Five Common Stock Holdings[3]
Barrick Gold Corporation	5.0%
Nippon Telegraph and Telephone Corporation, ADR	4.3%
Chunghwa Telecom Co., Ltd., Sponsored ADR	4.0%
Telecom Italia S.p.A.	3.5%
KT Corporation, Sponsored ADR	3.1%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.63%	1.63%	7/31/06
Class B	2.33%	2.33%	7/31/06
Class C	2.37%	2.37%	7/31/06
Class R	1.39%	1.39%	7/31/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	20.46%	13.52%
5-Year	18.86%	17.46%
Since Inception	8.39%	7.54%
B Shares	w/o CDSC	w/CDSC
1-Year	19.53%	15.53%
5-Year	17.85%	17.74%
Since Inception	7.50%	7.50%
C Shares	NAV
1-Year	19.51%
5-Year	17.86%
Since Inception	7.51%
R Shares	NAV
1-Year	20.71%
5-Year	19.02%
Since Inception	8.58%

Portfolio Allocation3

Portfolio Statistics
Net Assets ($000)	$975,745
Number of Common Stocks	52

1	Paid December 18, 2006.
2	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006 and December 29, 2006 and ordinary income paid on December 29, 2006, if any.
3	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 7

Fund Spotlight as of 7/31/07 Nuveen Tradewinds International Value Fund

Country Allocation[1]
Japan	27.5%
Canada	10.2%
United Kingdom	8.8%
South Korea	8.1%
France	7.7%
Australia	5.8%
South Africa	5.8%
United States	4.1%
Taiwan	4.0%
Italy	3.5%
Netherlands	3.1%
Germany	2.9%
Finland	2.7%
Belgium	1.9%
Brazil	1.9%
Short-Term Investments	2.0%

Industries[1]
Metals & Mining	23.6%
Diversified Telecommunication Services	16.7%
Oil, Gas & Consumable Fuels	11.5%
Leisure Equipment & Products	4.6%
Wireless Telecommunication Services	4.3%
Commercial Services & Supplies	4.2%
Electric Utilities	3.9%
Consumer Finance	3.2%
Computers & Peripherals	3.1%
Media	2.9%
Beverages	2.8%
Paper & Forest Products	2.7%
Short-Term Investments	2.0%
Other	14.5%
1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,059.40	$1,055.70	$1,055.70	$1,060.70	$1,017.11	$1,013.39	$1,013.39	$1,018.45
Expenses Incurred During Period	$7.91	$11.72	$11.72	$6.54	$7.75	$11.48	$11.48	$6.41

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.55%, 2.30%, 2.30% and 1.28% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 8

Fund Spotlight as of 7/31/07 Nuveen Tradewinds Global All-Cap Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$25.54	$25.43	$25.45	$25.59
Latest Ordinary Income Distribution[1]	$0.2059	$0.0841	$0.0841	$0.2467
Inception Date	3/28/06	3/28/06	3/28/06	3/28/06

On March 1, 2006, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for the Fund. Effective June 30, 2006, the name of the Fund changed from Nuveen NWQ Global All-Cap Fund to Nuveen Tradewinds Global All-Cap Fund. On February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC. There have been no changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Average Annual Total Returns as of 7/31/07
A Shares	NAV	Offer
1-Year	23.88%	16.75%
Since Inception	20.72%	15.52%
B Shares	w/o CDSC	w/CDSC
1-Year	23.06%	19.06%
Since Inception	19.87%	17.07%
C Shares	NAV
1-Year	23.10%
Since Inception	19.94%
R Shares	NAV
1-Year	24.22%
Since Inception	21.05%

Top Five Common Stock Holdings[2]
Newmont Mining Corporation	4.6%
Nippon Telegraph and Telephone Corporation, ADR	4.4%
Royal Dutch Shell PLC, Class B, Sponsored ADR	3.8%
Barrick Gold Corporation	3.5%
AngloGold Ashanti Limited, Sponsored ADR	3.5%

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.34%	1.34%	7/31/06
Class B	2.09%	2.09%	7/31/06
Class C	2.09%	2.09%	7/31/06
Class R	1.09%	1.09%	7/31/06

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The expense ratios were restated to better reflect the expected ratios of the Fund for the current fiscal year. These expense ratios may vary from the expense ratios shown elsewhere in this report.

Average Annual Total Returns as of 6/30/07

A Shares	NAV	Offer
1-Year	26.35%	19.08%
Since Inception	23.44%	17.78%

B Shares	w/o CDSC	w/CDSC
1-Year	25.45%	21.45%
Since Inception	22.56%	19.54%

C Shares	NAV
1-Year	25.49%
Since Inception	22.63%

R Shares	NAV
1-Year	26.69%
Since Inception	23.80%

Portfolio Allocation2

Portfolio Statistics
Net Assets ($000)	$246,553
Number of Common Stocks	69

1	Ordinary income distribution consists of short-term capital gains paid on December 18, 2006 and ordinary income paid on December 29, 2006, if any.
2	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 9

Fund Spotlight as of 7/31/07 Nuveen Tradewinds Global All-Cap Fund

Country Allocation[1]
United States	37.6%
Japan	12.3%
Canada	8.8%
South Korea	6.3%
South Africa	5.3%
United Kingdom	4.7%
Australia	4.5%
Netherlands	3.8%
Brazil	3.3%
Taiwan	2.1%
France	1.8%
Germany	0.8%
Norway	0.5%
Portugal	0.4%
Short-Term Investments	7.8%

Industries[1]
Metals & Mining	23.8%
Oil, Gas & Consumable Fuels	9.9%
Electric Utilities	8.9%
Diversified Telecommunication Services	7.3%
Food Products	6.3%
Commercial Services & Supplies	3.9%
Electronic Equipment & Instruments	3.6%
Household Products	2.5%
Road & Rail	2.4%
Pharmaceuticals	2.4%
Machinery	2.1%
Consumer Finance	1.9%
Multi-Utilities	1.7%
Software	1.6%
Short-Term Investments	7.8%
Other	13.9%
1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,086.30	$1,082.60	$1,083.00	$1,087.50	$1,018.45	$1,014.68	$1,014.68	$1,019.64
Expenses Incurred During Period	$6.62	$10.53	$10.54	$5.38	$6.41	$10.19	$10.19	$5.21

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.28%, 2.04%, 2.04% and 1.04% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 10

Portfolio of Investments

Nuveen Tradewinds International Value Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 95.5%

	Aerospace & Defense – 1.8%

314,100	Thales S.A., (1)	$17,969,218
	Beverages – 2.7%

464,300	Coca Cola West Holdings Company, (1)	9,686,236

1,205,000	Kirin Brewery Company Limited, (1)	17,121,914
	Total Beverages	26,808,150

	Chemicals – 1.9%

9,967,800	Dyno Nobel, Limited, (1)	18,089,064
	Commercial Services & Supplies – 4.1%

184,192	Dai Nippon Printing Co., Ltd., ADR	5,411,358

1,634,000	Dai Nippon Printing Co., Ltd., (1)	23,976,209

964,000	Toppan Printing Company Limited, (1)	10,443,503
	Total Commercial Services & Supplies	39,831,070

	Communications Equipment – 0.9%

722,550	Alcatel, (1)	8,430,620
	Computers & Peripherals – 3.0%

1,247,006	Gemalto NV, (1)	29,353,783
	Consumer Finance – 3.1%

270,100	Acom Company Limited, (1)	9,645,874

659,050	Takefuji Corporation, (1)	20,517,588
	Total Consumer Finance	30,163,462

	Diversified Telecommunication Services – 16.3%

437,140	Belgacom S.A., (1)	17,697,376

2,309,602	Chunghwa Telecom Co., Ltd., Sponsored ADR	38,293,198

1,254,768	KT Corporation, Sponsored ADR	29,512,143

1,872,750	Nippon Telegraph and Telephone Corporation, ADR	40,395,218

15,346,590	Telecom Italia S.p.A., (1)	33,116,190
	Total Diversified Telecommunication Services	159,014,125

	Electric Utilities – 3.8%

677,300	Centrais Electricas Brasileiras S.A., ADR	8,754,103

334,653,000	Centrais Electricas Brasileiras SA, Electrobras, (1)	8,840,326

819,125	Korea Electric Power Corporation, Sponsored ADR	19,437,836
	Total Electric Utilities	37,032,265

	Electronic Equipment & Instruments – 1.5%

850,000	Samsung SDI Company Ltd., Series 144A, Reg S, GDR, (1)	14,863,185
	Energy Equipment & Services – 1.7%

8,008	Areva CI, (1)	8,562,266

103,300	Technip SA, (1)	8,430,733
	Total Energy Equipment & Services	16,992,999

	Leisure Equipment & Products – 4.5%

666,100	Fuji Photo Film Co., Ltd., (1)	29,160,868

364,700	Sankyo Company Ltd, (1)	14,587,513
	Total Leisure Equipment & Products	43,748,381

11

Portfolio of Investments

Nuveen Tradewinds International Value Fund (continued)

July 31, 2007

Shares	Description	Value

	Media – 2.8%

1,069,121	Premiere AG, (1)	$27,265,062
	Metals & Mining – 22.9%

2,948,500	Alumina Limited, (1)	18,238,077

558,400	AngloGold Ashanti Limited, Sponsored ADR	23,542,144

725,100	Apex Silver Mines Limited, (1)	12,167,178

1,434,335	Barrick Gold Corporation	47,189,622

911,500	Gold Fields Limited, (1)	14,901,249

584,239	Impala Platinum Holdings Limited, (1)	16,950,967

683,980	Ivanhoe Mines Ltd., (1)	9,780,914

3,798,400	Lihir Gold Limited, (1)	9,962,409

121,310	Lonmin PLC, (1)	8,502,121

442,800	Newcrest Mining Limited, (1)	9,252,456

460,000	Newmont Mining Corporation	19,205,000

1,033,700	NovaGold Resources Inc., (1)	15,505,500

258,650	Rio Tinto PLC, (1)	18,660,544
	Total Metals & Mining	223,858,181

	Oil, Gas & Consumable Fuels – 11.2%

2,510,000	BP PLC, (1)	29,076,794

2,083,000	Nippon Oil Corporation, (1)	18,545,538

448,000	OPTI Canada Inc., (1)	9,658,793

139,300	Petro Canada	7,605,780

368,068	Royal Dutch Shell PLC, Class B, Sponsored ADR	29,180,431

162,939	Suncor Energy, Inc.	14,741,091
	Total Oil, Gas & Consumable Fuels	108,808,427

	Paper & Forest Products – 2.7%

1,509,000	Stora Enso Oyj, R Shares, (1)	25,938,897
	Personal Products – 1.4%

636,000	Shiseido Company, Limited, (1)	13,562,960
	Pharmaceuticals – 2.0%

714,000	Daiichi Sankyo Company Limited, (1)	19,728,475
	Semiconductors & Equipment – 1.1%

370,600	NEC Electronics Corporation, (1)	10,599,147
	Software – 0.9%

614,200	Sega Sammy Holdings Inc., (1)	8,838,778
	Textiles, Apparel & Luxury Goods – 1.0%

764,000	Wacoal Holdings Corporation, (1)	9,417,581
	Wireless Telecommunication Services – 4.2%

466,700	SK Telecom Company Limited	13,132,938

9,253,617	Vodafone Group PLC, (1)	27,817,725
	Total Wireless Telecommunication Services	40,950,663

	Total Common Stocks (cost $838,381,509)	931,264,493

12

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.9%

$19,018	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/07, repurchase price $19,020,540, collateralized by $19,350,000 U.S. Treasury Notes, 4.500%, due 11/30/11, value $19,398,375	4.870%	8/01/07	$19,017,967

	Total Short-Term Investments (cost $19,017,967)			19,017,967

	Total Investments (cost $857,399,476) – 97.4%			950,282,460

	Other Assets Less Liabilities – 2.6%			25,462,386

	Net Assets – 100%			$975,744,846

(1)	Non-income producing.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows United States companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

ADR	American Depositary Receipt.

GDR	Global Depositary Receipt.

See accompanying notes to financial statements.

13

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 90.1%

	Aerospace & Defense – 1.1%

46,800	Thales S.A., (1)	$2,677,362
	Auto Components – 0.7%

20,800	Magna International Inc., Class A	1,824,368
	Biotechnology – 1.3%

59,800	Amgen Inc., (1)	3,213,652
	Chemicals – 1.5%

1,038,000	Dyno Nobel, Limited, (1)	1,883,710

47,900	Mosaic Company, (1)	1,799,124
	Total Chemicals	3,682,834

	Commercial Services & Supplies – 3.8%

429,300	Allied Waste Industries, Inc., (1)	5,525,091

25,300	Toppan Printing Company Limited, ADR	1,373,742

227,000	Toppan Printing Company Limited, (1)	2,459,207
	Total Commercial Services & Supplies	9,358,040

	Consumer Finance – 1.9%

148,900	Takefuji Corporation, (1)	4,635,565
	Diversified Telecommunication Services – 7.1%

301,699	Chunghwa Telecom Co., Ltd., Sponsored ADR	5,002,173

83,010	KT Corporation, Sponsored ADR	1,952,395

488,500	Nippon Telegraph and Telephone Corporation, ADR	10,536,945
	Total Diversified Telecommunication Services	17,491,513

	Electric Utilities – 8.7%

12,700	Ameren Corporation	609,346

531,700	Centrais Electricas Brasileiras S.A., ADR	6,872,223

40,800	DTE Energy Company	1,892,304

154,100	EDP – Energias de Portugal, S.A., (1)	873,071

55,400	IDACORP, INC	1,715,184

350,600	Korea Electric Power Corporation, Sponsored ADR	8,319,738

27,400	PNM Resources Inc.	707,742

13,000	Progress Energy, Inc.	567,580
	Total Electric Utilities	21,557,188

	Electrical Equipment – 0.4%

70,500	GrafTech International Ltd., (1)	1,092,045
	Electronic Equipment & Instruments – 3.5%

72,300	Samsung SDI Co, Ltd, (1)	5,006,363

97,100	Tech Data Corporation, (1)	3,638,337
	Total Electronic Equipment & Instruments	8,644,700

	Energy Equipment & Services – 0.7%

21,100	Technip SA, ADR, (1)	1,719,650

300	Technip SA, (1)	24,484
	Total Energy Equipment & Services	1,744,134

14

Shares	Description	Value

	Food Products – 6.1%

3,400	Industrias Bachoco S.A., Sponsored ADR	$110,024

1,039,200	Marine Harvest, (1)	1,289,398

43,200	Sara Lee Corporation	684,720

227,000	Smithfield Foods, Inc., (1)	7,050,620

278,300	Tyson Foods, Inc., Class A	5,927,790
	Total Food Products	15,062,552

	Health Care Equipment & Supplies – 0.9%

143,200	Paramount Bed Company Limited, (1)	2,321,859
	Household Products – 2.5%

13,400	KAO Corporation, Sponsored ADR	3,691,429

87,000	KAO Corporation, (1)	2,399,404
	Total Household Products	6,090,833

	Insurance – 1.0%

359,600	Benfield Group, Limited, (1)	2,372,306
	IT Services – 1.0%

28,400	CDW Corporation, (1)	2,390,428
	Machinery – 2.1%

132,800	AGCO Corporation, (1)	5,103,504
	Media – 1.4%

75,000	Premiere AG, (1)	1,912,674

48,300	Scholastic Corporation, (1)	1,554,294
	Total Media	3,466,968

	Metals & Mining – 23.2%

39,726	Anglo American PLC, (1)	2,306,421

197,500	AngloGold Ashanti Limited, Sponsored ADR	8,326,600

314,300	Apex Silver Mines Limited, (1)	5,273,954

256,000	Barrick Gold Corporation	8,422,400

244,200	Crystallex International Corporation, (1)	827,838

288,800	Gabriel Resources, Limited, (1)	1,137,008

256,600	Gold Fields Limited, (1)	4,194,910

182,800	Ivanhoe Mines Ltd., (1)	2,614,040

258,768	Kinross Gold Corporation, (1)	3,358,809

2,036,300	Lihir Gold Limited, (1)	5,340,789

352,400	Moto Goldmines, Limited, (1)	1,301,515

113,400	Newcrest Mining Limited, (1)	2,369,531

264,900	Newmont Mining Corporation	11,059,575

417,000	Orezone Resources Inc., (1)	750,600
	Total Metals & Mining	57,283,990

	Multi-Utilities – 1.7%

180,600	Puget Energy, Inc.	4,180,890
	Oil, Gas & Consumable Fuels – 9.7%

31,900	BP PLC	2,213,860

91,200	Chevron Corporation	7,775,712

15

Portfolio of Investments

Nuveen Tradewinds Global All-Cap Fund (continued)

July 31, 2007

Shares	Description	Value
	Oil, Gas & Consumable Fuels (continued)

30,600	Nexen Inc.	$952,272

91,400	Peabody Energy Corporation	3,862,564

114,500	Royal Dutch Shell PLC, Class B, Sponsored ADR	9,077,560
	Total Oil, Gas & Consumable Fuels	23,881,968

	Paper & Forest Products – 1.2%

149,600	Bowater Incorporated	2,935,152

10,913	Mondi Limited, (1)	95,699

4,365	Mondi Limited, (1)	37,591
	Total Paper & Forest Products	3,068,442

	Pharmaceuticals – 2.3%

45,500	AstraZeneca Group	2,358,265

119,000	Kissei Pharaceuticals Company Limited, (1)	2,126,086

343,400	Patheon Inc., (1)	1,213,553
	Total Pharmaceuticals	5,697,904

	Road & Rail – 2.4%

48,700	Union Pacific Corporation	5,802,118
	Software – 1.6%

131,900	Microsoft Corporation	3,823,781
	Transportation Infrastructure – 0.9%

60,700	Stolt-Nielsen S.A, (1)	2,098,040
	Water Utilities – 0.4%

21,500	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR, (1)	1,028,130
	Wireless Telecommunication Services – 1.0%

83,900	Vodafone Group PLC, Sponsored ADR	2,546,365
	Total Common Stocks (cost $200,476,105)	222,141,479

Principal Amount (000)	Description	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 7.6%

$18,850	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/07, repurchase price $18,852,751, collateralized by $19,180,000 U.S. Treasury Notes, 4.500%, due 11/30/11, value $19,227,950	4.870%	8/01/07	$18,850,201

	Total Short-Term Investments (cost $18,850,201)			18,850,201

	Total Investments (cost $219,326,306) – 97.7%			240,991,680

	Other Assets Less Liabilities – 2.3%			5,560,960

	Net Assets – 100%			$246,552,640

(1)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

16

Statement of Assets and Liabilities

July 31, 2007

	Tradewinds International Value	Tradewinds Global All-Cap
Assets
Investments, at value (cost $857,399,476 and $219,326,306, respectively)	$950,282,460	$240,991,680
Receivables:
Dividends and interest	2,944,788	271,530
Investments sold	22,608,818	1,399,391
Reclaims	134,891	7,758
Shares sold	2,987,596	6,161,223
Other assets	21,169	14
Total assets	978,979,722	248,831,596
Liabilities
Payables:
Investments purchased	—	951,892
Shares redeemed	1,425,823	1,047,805
Accrued expenses:
Management fees	867,416	192,709
12b-1 distribution and service fees	230,644	68,301
Other	710,993	18,249
Total liabilities	3,234,876	2,278,956
Net assets	$975,744,846	$246,552,640
Class A Shares
Net assets	$369,845,060	$211,911,985
Shares outstanding	10,744,626	8,296,064
Net asset value per share	$34.42	$25.54
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$36.52	$27.10
Class B Shares
Net assets	$16,574,326	$761,571
Shares outstanding	499,835	29,951
Net asset value and offering price per share	$33.16	$25.43
Class C Shares
Net assets	$151,462,284	$27,665,933
Shares outstanding	4,564,694	1,087,208
Net asset value and offering price per share	$33.18	$25.45
Class R Shares
Net assets	$437,863,176	$6,213,151
Shares outstanding	12,657,327	242,765
Net asset value and offering price per share	$34.59	$25.59

Net Assets Consist of:
Capital paid-in	$799,242,700	$215,695,280
Undistributed (Over-distribution of) net investment income	7,599,911	1,176,706
Accumulated net realized gain (loss) from investments and foreign currencies	75,990,159	8,016,014
Net unrealized appreciation (depreciation) of investments and foreign currencies	92,912,076	21,664,640
Net assets	$975,744,846	$246,552,640

See accompanying notes to financial statements.

17

Statement of Operations

Year Ended July 31, 2007

	Tradewinds International Value	Tradewinds Global All-Cap
Investment Income
Dividends (net of foreign tax withheld of $2,964,713 and $193,110, respectively)	$22,952,419	$2,395,520
Interest	2,429,181	885,935
Total investment income	25,381,600	3,281,455
Expenses
Management fees	9,657,682	1,481,180
12b-1 service fees – Class A	812,667	352,756
12b-1 distribution and service fees – Class B	160,740	4,415
12b-1 distribution and service fees – Class C	1,415,606	150,396
Shareholders’ servicing agent fees and expenses	1,479,147	24,249
Custodian’s fees and expenses	339,513	60,291
Trustees’ fees and expenses	27,949	4,462
Professional fees	145,391	40,982
Shareholders’ reports – printing and mailing expenses	370,975	—
Federal and state registration fees	109,129	41,002
Other expenses	23,306	3,252
Total expenses before custodian fee credit	14,542,105	2,162,985
Custodian fee credit	(1,388)	(1,118)
Net expenses	14,540,717	2,161,867
Net investment income	10,840,883	1,119,588
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	84,321,286	9,134,820
Foreign currencies	(1,098,675)	(85,780)
Change in net unrealized appreciation (depreciation) of:
Investments	57,532,332	20,708,821
Foreign currencies	(3,091)	(739)
Net realized and unrealized gain (loss)	140,751,852	29,757,122
Net increase (decrease) in net assets from operations	$151,592,735	$30,876,710

See accompanying notes to financial statements.

18

Statement of Changes in Net Assets

	Tradewinds International Value		Tradewinds Global All-Cap
	Year Ended 7/31/07	Year Ended 7/31/06	Year Ended 7/31/07	For the Period 3/28/06 (commencement of operations) through 7/31/06
Operations
Net investment income	$10,840,883	$7,751,048	$1,119,588	$68,184
Net realized gain (loss) from:
Investments	84,321,286	17,140,690	9,134,820	106,567
Foreign currencies	(1,098,675)	(1,105,206)	(85,780)	(233)
Change in net unrealized appreciation (depreciation) of:
Investments	57,532,332	20,051,045	20,708,821	956,553
Foreign currencies	(3,091)	40,658	(739)	5
Net increase (decrease) in net assets from operations	151,592,735	43,878,235	30,876,710	1,131,076
Distributions to Shareholders
From net investment income:
Class A	(2,797,860)	(698,896)	(802,422)	—
Class B	(32,468)	—	(335)	—
Class C	(283,361)	—	(11,862)	—
Class R	(5,692,548)	(976,230)	(7,677)	—
From accumulated net realized gains:
Class A	(4,302,920)	—	(312,260)	—
Class B	(233,872)	—	(844)	—
Class C	(2,035,639)	—	(30,152)	—
Class R	(6,906,340)	—	(2,510)	—
Decrease in net assets from distribution to shareholders	(22,285,008)	(1,675,126)	(1,168,062)	—
Fund Share Transactions
Proceeds from sale of shares	524,089,034	616,318,480	154,953,855	72,287,580
Proceeds from shares issued to shareholders due to reinvestment of distributions	19,229,809	1,483,145	64,532	—
	543,318,843	617,801,625	155,018,387	72,287,580
Cost of shares redeemed	(418,621,139)	(65,847,910)	(11,544,819)	(50,429)
Redemption fees	31,628	34,261	2,197	—
Net increase (decrease) in net assets from Fund share transactions	124,729,332	551,987,976	143,475,765	72,237,151
Net increase (decrease) in net assets	254,037,059	594,191,085	173,184,413	73,368,227
Net assets at the beginning of period	721,707,787	127,516,702	73,368,227	—
Net assets at the end of period	$975,744,846	$721,707,787	$246,552,640	$73,368,227
Undistributed (Over-distribution of) net investment income at the end of period	$7,599,911	$5,668,407	$1,176,706	$85,587

See accompanying notes to financial statements.

19

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds International Value Fund (“Tradewinds International Value”) (formerly Nuveen NWQ International Value Fund) and Nuveen Tradewinds Global All-Cap Fund (“Tradewinds Global All-Cap”) (formerly Nuveen NWQ Global All-Cap Fund) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective March 1, 2006, NWQ Investment Management Company, LLC (“NWQ”) reorganized into two distinct entities: NWQ and Tradewinds NWQ Global Investors, LLC. As a result of this reorganization, Tradewinds NWQ Global Investors, LLC assumed all of the sub-advisory responsibilities for Tradewinds International Value and Tradewinds Global All-Cap. Effective February 27, 2007, Tradewinds NWQ Global Investors LLC changed its name to Tradewinds Global Investors LLC (“Tradewinds”). This transition did not cause a change in the portfolio management of the Funds or their investment objectives or policies.

As previously approved by the Board of Trustees, effective June 30, 2006, the Nuveen NWQ International Value Fund and the Nuveen NWQ Global All-Cap Fund changed their names to Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Global All-Cap Fund, respectively.

Tradewinds International Value invests in foreign equity securities, including foreign equity securities traded on foreign exchanges and U.S.-traded American Depositary Receipts in an attempt to provide long-term capital appreciation.

Tradewinds Global All-Cap ordinarily invests at least 80% of its total net assets in equity securities of U.S. and non-U.S. companies with varying market capitalizations, including convertible securities, in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Funds’ NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when issued/delayed delivery purchase commitments. At July 31, 2007, there were no such outstanding purchase commitments in either of the Funds.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are

20

sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

The Funds impose a 2% redemption fee on certain redemptions or exchange transactions within 30 days of acquisition. During the fiscal year ended July 31, 2007, $31,628 and $2,197 of redemption fees were imposed on shares redeemed from Tradewinds International Value and Tradewinds Global All-Cap, respectively, and were recorded as an increase to the Funds’ capital paid-in.

Derivative Financial Instruments

The Funds are authorized to invest in certain derivative financial instruments. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended July 31, 2007.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Funds’ policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions

The Funds are authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” in the Statement of Operations.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by changes for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

21

Notes to Financial Statements (continued)

2. Fund Shares

Transactions in Fund shares were as follows:

	Tradewinds International Value
	Year Ended 7/31/07		Year Ended 7/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,858,611	$159,070,934	7,719,331	$225,241,922
Class A – automatic conversion of Class B shares	31,801	1,001,238	24,856	739,718
Class B	69,995	2,188,160	212,220	5,938,024
Class C	1,203,482	37,198,404	3,170,734	88,839,806
Class R	10,072,434	324,630,298	10,152,750	295,559,010
Shares issued to shareholders due to reinvestment of distributions:
Class A	171,522	5,588,024	18,346	519,019
Class B	5,457	171,272	—	—
Class C	46,627	1,464,325	—	—
Class R	366,915	12,006,188	33,960	964,126
	16,826,844	543,318,843	21,332,197	617,801,625
Shares redeemed:
Class A	(3,195,494)	(105,666,214)	(1,249,058)	(36,308,923)
Class B	(69,138)	(2,182,690)	(58,198)	(1,602,922)
Class B – automatic conversion to Class A shares	(32,959)	(1,001,238)	(25,737)	(739,718)
Class C	(720,813)	(22,990,185)	(254,716)	(7,206,044)
Class R	(8,468,706)	(286,780,812)	(677,735)	(19,990,303)
Redemption fees:
Class A	—	9,475	—	12,900
Class B	—	544	—	998
Class C	—	4,889	—	5,901
Class R	—	16,720	—	14,462
	(12,487,110)	(418,589,511)	(2,265,444)	(65,813,649)
Net increase (decrease)	4,339,734	$124,729,332	19,066,753	$551,987,976

22

	Tradewinds Global All-Cap
	Year Ended 7/31/07		For the Period 3/28/06 (commencement of operations) through 7/31/06
	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,479,607	$127,837,817	3,176,883	$65,025,597
Class B	26,108	623,102	16,462	331,926
Class C	872,917	20,775,153	262,580	5,418,249
Class R	237,164	5,717,783	75,148	1,511,808
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,165	50,366	—	—
Class B	13	304	—	—
Class C	201	4,663	—	—
Class R	395	9,199	—	—
	6,618,570	155,018,387	3,531,073	72,287,580
Shares redeemed:
Class A	(362,591)	(8,750,329)	—	—
Class B	(12,632)	(273,819)	—	—
Class C	(46,030)	(1,016,620)	(2,460)	(50,429)
Class R	(69,942)	(1,504,051)	—	—
Redemption fees:
Class A	—	1,975	—	—
Class B	—	5	—	—
Class C	—	177	—	—
Class R	—	40	—	—
	(491,195)	(11,542,622)	(2,460)	(50,429)
Net increase (decrease)	6,127,375	$143,475,765	3,528,613	$72,237,151

3. Investment Transactions

Purchases and sales (excluding short-term investments) for the fiscal year ended July 31, 2007, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Purchases	$610,327,058	$160,736,791
Sales	504,408,840	31,454,931

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At July 31, 2007, the cost of investments was as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Cost of investments	$861,196,148	$220,409,906

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2007, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Gross unrealized:
Appreciation	$137,814,463	$26,651,055
Depreciation	(48,728,151)	(6,069,281)
Net unrealized appreciation (depreciation) of investments	$89,086,312	$20,581,774

23

Notes to Financial Statements (continued)

The tax components of undistributed net ordinary income and net long-term capital gains at July 31, 2007, the Funds’ tax year end, were as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Undistributed net ordinary income*	$51,869,678	$8,378,860
Undistributed net long-term capital gains	35,517,063	1,897,460

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended July 31, 2007 and July 31, 2006, was designated for purposes of the dividends paid deduction as follows:

2007	Tradewinds International Value	Tradewinds Global All-Cap
Distributions from net ordinary income*	$14,277,322	$1,360,528
Distributions from net long-term capital gains***	10,948,375	—

2006	Tradewinds International Value	Tradewinds Global All-Cap**
Distributions from net ordinary income*	$1,675,126	$—
Distributions from net long-term capital gains	—	—

*	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
**	For the period March 27, 2006 (commencement of operations) through July 31, 2006.
***	The Funds hereby designate these amounts paid during the fiscal year ended July 31, 2007, as long-term capital gain dividends pursuant to Internal Revenue Code Section 852(b)(3).

5. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Tradewinds International Value Fund-Level Fee Rate	Tradewinds Global All-Cap Fund-Level Fee Rate
For the first $125 million	.8500%	.7500%
For the next $125 million	.8375	.7375
For the next $250 million	.8250	.7250
For the next $500 million	.8125	.7125
For the next $1 billion	.8000	.7000
For net assets over $2 billion	.7750	.6750

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of July 31, 2007, the complex-level fee rate was .1831%.

24

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with Tradewinds, of which Nuveen owns a controlling interest while key management of Tradewinds owns a non-controlling minority interest. Tradewinds is compensated for its services to the Funds from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Tradewinds International Value through November 30, 2008, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.50% of the average daily net assets.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Tradewinds Global All-Cap through November 30, 2009, in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.30% of the average daily net assets and from exceeding 1.55% after November 30, 2009.

The Adviser may also voluntarily reimburse additional expenses from time to time in either of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

25

Notes to Financial Statements (continued)

During the fiscal year ended July 31, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Sales charges collected (unaudited)	$460,042	$446,756
Paid to financial intermediaries (unaudited)	404,005	424,850

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2007, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
Commission advances (unaudited)	$435,234	$498,092

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2007, the Distributor retained such 12b-1 fees as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
12b-1 fees retained (unaudited)	$838,488	$144,169

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended July 31, 2007, as follows:

	Tradewinds International Value	Tradewinds Global All-Cap
CDSC retained (unaudited)	$91,428	$47,379

At July 31, 2007, Nuveen owned 1,250 shares of Classes A, B, C and R of Tradewinds Global All-Cap.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Funds upon and after the acquisition. One important implication of this is that the Funds will not be able to buy securities from or sell securities to Merrill Lynch, but the portfolio management teams and Fund management do not expect that this will significantly impact the ability of the Funds to pursue their investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between each Fund and the Adviser, and will result in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund has approved a new investment management agreement with the Adviser. The agreement is being presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

26

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculation in the first required financial statement reporting period. As a result, the Funds must begin to incorporate FIN 48 into their NAV calculations by January 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

27

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS INTERNATIONAL VALUE													Ratios to Average Net Assets Before Credit/ Reimbursement		Ratios to Average Net Assets After Reimbursement(c)		Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Expenses	Net Invest- ment Income (Loss)	Portfolio Turnover Rate
Class A (12/99)
2007	$30.05	$.36	$4.76	$5.12	$(.27)	$(.48)	$(.75)	$—	**	$34.42	17.19%	$369,845	1.52%	1.08%	1.52%	1.08%	1.52%	1.08%	56%
2006	25.43	.57	4.21	4.78	(.17)	—	(.17)	.01		30.05	18.88	266,781	1.63	1.95	1.63	1.95	1.63	1.95	28
2005	20.82	.35	4.44	4.79	(.18)	—	(.18)	—		25.43	23.02	60,131	1.59	1.43	1.59	1.43	1.59	1.43	24
2004	16.01	.24	4.72	4.96	(.18)	—	(.18)	.03		20.82	31.21	5,580	1.74	1.24	1.74	1.24	1.74	1.25	41
2003	13.95	.20	1.82	2.02	—	—	—	.04		16.01	14.77	3,898	2.45	.74	1.75	1.43	1.73	1.46	172	*
Class B (12/99)
2007	28.98	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.16	16.33	16,574	2.27	.32	2.27	.32	2.27	.32	56
2006	24.56	.27	4.14	4.41	—	—	—	.01		28.98	18.00	15,258	2.33	.96	2.33	.96	2.33	.96	28
2005	20.13	.08	4.37	4.45	(.02)	—	(.02)	—		24.56	22.10	9,781	2.33	.33	2.33	.33	2.33	.33	24
2004	15.53	.08	4.58	4.66	(.06)	—	(.06)	—		20.13	30.00	5,378	2.50	.42	2.50	.42	2.49	.43	41
2003	13.68	.11	1.74	1.85	—	—	—	—		15.53	13.52	3,819	3.16	.13	2.50	.80	2.46	.83	172	*
Class C (12/99)
2007	29.00	.10	4.60	4.70	(.04)	(.48)	(.52)	—	**	33.18	16.31	151,462	2.27	.32	2.27	.32	2.27	.32	56
2006	24.58	.33	4.08	4.41	—	—	—	.01		29.00	17.98	117,016	2.37	1.17	2.37	1.17	2.37	1.17	28
2005	20.14	.12	4.34	4.46	(.02)	—	(.02)	—		24.58	22.08	27,515	2.35	.49	2.35	.49	2.35	.50	24
2004	15.55	.08	4.57	4.65	(.06)	—	(.06)	—		20.14	29.96	6,133	2.50	.44	2.50	.44	2.49	.44	41
2003	13.68	.09	1.77	1.86	—	—	—	.01		15.55	13.67	4,004	3.19	(.05)	2.50	.63	2.48	.66	172	*
Class R (12/99)
2007	30.19	.47	4.76	5.23	(.35)	(.48)	(.83)	—	**	34.59	17.49	437,863	1.26	1.43	1.26	1.43	1.26	1.43	56
2006	25.55	.68	4.19	4.87	(.24)	—	(.24)	.01		30.19	19.14	322,653	1.39	2.31	1.39	2.31	1.39	2.31	28
2005	20.91	.29	4.58	4.87	(.23)	—	(.23)	—		25.55	23.33	30,089	1.32	1.18	1.32	1.18	1.32	1.18	24
2004	16.10	.28	4.75	5.03	(.22)	—	(.22)	—		20.91	31.31	20,705	1.49	1.44	1.49	1.44	1.49	1.44	41
2003	14.04	.27	1.79	2.06	—	—	—	—		16.10	14.67	14,051	2.17	1.22	1.50	1.90	1.46	1.93	172	*

*	The cost of securities acquired in the acquisition of Nuveen European Value Fund of $4,173,965 was excluded from the portfolio turnover rate calculation.
**	Per share Redemption Fees round to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.

See accompanying notes to financial statements.

28

Class (Inception Date)
		Investment Operations			Less Distributions							Ratios/Supplemental Data
TRADEWINDS GLOBAL ALL-CAP													Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Redemp- tion Fees(a)		Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (3/06)
2007	$20.80	$.18	$4.77	$4.95	$(.15)	$(.06)	$(.21)	$—	**	$25.54	23.88%	$211,912	1.29%		.77%		1.29%		.77%		1.29%		.77%		22%
2006(e)	20.00	.04	.76	.80	—	—	—	—		20.80	4.00	66,065	1.48	*	.55	*	1.48	*	.56	*	1.47	*	.57	*	5
Class B (3/06)
2007	20.74	.02	4.75	4.77	(.02)	(.06)	(.08)	—	**	25.43	23.06	762	2.04		.07		2.04		.07		2.04		.07		22
2006(e)	20.00	.01	.73	.74	—	—	—	—		20.74	3.70	341	2.62	*	(.22	)*	2.27	*	.14	*	2.27	*	.14	*	5
Class C (3/06)
2007	20.75	.01	4.77	4.78	(.02)	(.06)	(.08)	—	**	25.45	23.10	27,666	2.04		.03		2.04		.03		2.04		.03		22
2006(e)	20.00	(.01)	.76	.75	—	—	—	—		20.75	3.75	5,397	2.30	*	(.11	)*	2.28	*	(.08	)*	2.27	*	(.07	)*	5
Class R (3/06)
2007	20.81	.26	4.77	5.03	(.19)	(.06)	(.25)	—	**	25.59	24.22	6,213	1.05		1.09		1.05		1.09		1.05		1.09		22
2006(e)	20.00	.08	.73	.81	—	—	—	—		20.81	4.10	1,564	1.64	*	.79	*	1.27	*	1.16	*	1.27	*	1.17	*	5

*	Annualized.
**	Per share Redemption Fees round to less than $.01 per share.
(a)	Per share Net Investment Income (Loss) and Redemption Fees are calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period March 28, 2006 (commencement of operations) through July 31, 2006.

See accompanying notes to financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Investment Trust II:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds International Value Fund and Nuveen Tradewinds Global All-Cap Fund (each a series of the Nuveen Investment Trust II, hereafter referred to as the “Funds”) at July 31, 2007, the results of each of their operations for the periods indicated, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 21, 2007

30

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund and Nuveen Asset Management (“NAM” or “Adviser”) and the Sub-Advisory Agreement between NAM and Tradewinds Global Investors, LLC (“Tradewinds” or the “Sub-Adviser”) on behalf of each Fund. NAM and the Sub-Adviser are each a “Fund Adviser.” The foregoing Investment Management Agreements with NAM and Sub-Advisory Agreements with the Sub-Adviser are hereafter referred to as “Original Investment Management Agreements” and “Original Sub-Advisory Agreements,” respectively.

Subsequent to the May Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”) provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund and new Sub-Advisory Agreements (the “New Sub-Advisory Agreements”) between NAM and the Sub-Adviser on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement and New Sub-Advisory Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements and Interim Sub-Advisory Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements.

Because the information provided and considerations made at the annual review at the May Meeting continue to be relevant with respect to the evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review and the analysis undertaken and the conclusions reached by the Board Members when determining to continue the Original Investment Management Agreements and Original Sub-Advisory Agreements.

I. Approval of the Original Investment Management Agreements and Original Sub-Advisory Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Adviser. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations of the Fund Adviser at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

•

the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

31

Annual Investment Management Agreement Approval Process (continued)

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. The Independent Board Members also met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. Nature, Extent and Quality of Services

In considering the renewal of the Original Investment Management Agreements and Original Sub-Advisory Agreements, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. The Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Funds; the performance record of the Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members’ experience in governing the respective Funds and working with such Fund Advisers on matters relating to the Funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

With respect to the Sub-Adviser, the Board Members also received and reviewed an evaluation of the Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the Funds’ investment objectives and performance (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable Original Sub-Advisory Agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In its review of the Sub-Adviser, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser’s investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and Fund performance. As the Sub-Adviser advises various Nuveen funds, the Board Members are already familiar with the organization, operations, personnel and investment process of the Sub-Adviser. During the last year, the Board Members noted that they visited several sub-advisers meeting their key investment and business personnel. In this regard, the Board Members visited the Sub-Adviser in February, 2007. The Board Members noted the Sub-Adviser’s experienced investment team.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members also considered NAM’s ability and procedures to monitor the Sub-Adviser’s

32

performance, business practices and compliance policies and procedures. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

With respect to the Sub-Adviser, the Board Members noted that the sub-advisory agreements were essentially agreements for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Funds.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement or Original Sub-Advisory Agreement, as applicable, were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Board Members reviewed the respective Fund’s historic performance compared to recognized and/or customized benchmarks (as applicable).

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for: the Nuveen Tradewinds Value Opportunities Fund, the Nuveen Santa Barbara Growth Fund, and the Nuveen Multi-Strategy Income Fund (although the Nuveen Multi-Strategy Income Fund has been reclassified in a more appropriate peer group for 2007).

The Board Members also reviewed performance information including, among other things, total return information compared with the Fund’s Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2006. This information supplemented the performance information provided to the Board at each of its quarterly meetings. Based on their review at the May Meeting, the Board Members determined that the respective Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

33

Annual Investment Management Agreement Approval Process (continued)

With respect to the Sub-Adviser, in considering the fees of the Sub-Adviser at the annual review, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D—“Approval of the New Investment Management Agreements and New Sub-Advisory Agreements—Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that

34

occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the applicable Fund’s portfolio transactions. The Board Members noted that such Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management and Original Sub-Advisory Agreements are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements and the Original Sub-Advisory Agreements be renewed.

II. Approval of the New Investment Management Agreements and New Sub-Advisory Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements and Original Sub-Advisory Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements and New Sub-Advisory Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements and New Sub-Advisory Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

35

Annual Investment Management Agreement Approval Process (continued)

•	any legal issues for the Funds as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and Original Sub-Advisory Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements and New Sub-Advisory Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the applicable New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of each New Sub-Advisory Agreement, including fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement relating to the same Fund. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements and the New Sub-Advisory Agreements are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser for the Funds will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the applicable Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During

36

their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements and New Sub-Advisory Agreements.

C. Fees, Expenses and Profitability

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the Fund Adviser under the New Investment Management Agreements and New Sub-Advisory Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components — a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

37

Annual Investment Management Agreement Approval Process (continued)

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Adviser, the fees paid under the New Sub-Advisory Agreements are the same as the Original Sub-Advisory Agreements. The Transaction is not anticipated to affect the profitability of the Sub-Adviser. At the annual review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided. Taking into account the Board’s prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers’ levels of profitability were reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that the Fund Adviser may receive as a result of its relationship with the Funds, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by the Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with

38

respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Funds (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements or New Sub-Advisory Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements and New Sub-Advisory Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements and New Sub-Advisory Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements and Interim Sub-Advisory Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements and Interim Sub-Advisory Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements and New Sub-Advisory Agreements. The terms of each Interim Investment Management Agreement and Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement and Original Sub-Advisory Agreement.

39

Notes

40

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1994) and Chairman (since 1996) and Non-Executive Chairman (since July 1, 2007) formerly, Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., and Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

41

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

42

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

43

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management and Rittenhouse Asset Management, Inc. (since 2007) prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

44

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A fund’s NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Quarterly Portfolio of Investments and Proxy Voting Information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

Distribution Information: Tradewinds International Value and Tradewinds Global All-Cap hereby designate 0.05% and 7.81%, respectively, of dividends declared from net ordinary income as dividends qualifying for the 70% dividends received deduction for corporations and 60.91% and 31.04%, respectively, as qualified dividend income for individuals under Section 1(h)(11) of the Internal Revenue Code. The Funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Foreign Taxes: Tradewinds International Value and Tradewinds Global All-Cap paid qualifying foreign taxes of $2,940,689 and $192,466 and earned $21,422,209 and $1,841,857 foreign source income during the year ended July 31, 2007, respectively. Pursuant to Section 853 of the Internal Revenue Code, Tradewinds International Value and Tradewinds Global All-Cap hereby designate $0.10 and $0.03 per share as foreign taxes paid and $0.72 and $0.27 per share as income earned from foreign sources for the year ended July 31, 2007 respectively. The Funds will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

45

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

•	Fund details

•	Daily financial news

•	Investor education

MAN-GRW-0707D

NUVEEN INVESTMENTS EQUITY FUNDS

Annual Report dated July 31, 2007	For investors seeking long-term capital appreciation.

Nuveen Investments

Equity Funds

Nuveen Tradewinds Global Resources Fund

NOW YOU CAN RECEIVE YOUR

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“No one knows what the future will bring, which is why we think a well-balanced portfolio ... is an important component in achieving your long-term financial goals.”

Dear Shareholder,

I am very pleased to introduce the Nuveen Tradewinds Global Resources Fund covered by this report. Detailed information on your Fund’s performance can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report. The Nuveen Tradewinds Global Resources Fund began investment operations on December 15, 2006 and features portfolio management by Tradewinds Global Investors, LLC. I urge you to take the time to read the portfolio manager’s comments.

I also wanted to take this opportunity to report some important news about Nuveen Investments. The company has accepted a buyout offer from a private equity investment firm. While this may affect the corporate structure of Nuveen Investments, it will have no impact on the investment objectives of the Fund, its portfolio management strategies or its dividend policies. We will provide you with additional information about this transaction as more details become available.

With the recent volatility in the market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

September 14, 2007

Annual Report    Page 1

Portfolio Manager’s Comments

The Nuveen Tradewinds Global Resources Fund features portfolio management by Tradewinds Global Investors, LLC (Tradewinds), of which Nuveen Investments, Inc. owns a controlling interest. In the following discussion portfolio manager Dave Iben offers his thoughts on general economic and market conditions and the performance of the Fund during the period ended July 31, 2007. Dave, Chief Investment Officer of Tradewinds, is the portfolio manager for the Nuveen Tradewinds Global Resources Fund.

During the reporting period, on February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC. This did not result in any changes in the Fund’s portfolio management personnel, investment objectives, policies, or day-to-day portfolio management practices.

What were the general market conditions during this reporting period?

International markets once again rallied significantly during the reporting period, with the broad MSCI EAFE Index generating returns of over 20%, following significant gains in the previous three 12 month reporting periods. However, there was a dispersion in market returns: while Europe in general rallied strongly, driven by significant cash flows to the region and M&A activity, as did many parts of the Pacific region, the Japanese market was a significant laggard, rallying less than 10%. From a sector perspective the clear leaders were the materials and industrials sectors, and indeed, all sectors except for the health care sector posted strong double digit returns for the year. Within this strong rally, however, global markets experienced two periods of negative returns, in February and right toward the end of the reporting period in mid-July. Both market retreats were initiated by concerns with the U.S. sub-prime market, which then spilled over to the broad global equity markets.

How did the Fund perform during the period ended January 31, 2007? What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

The Nuveen Tradewinds Global Resources Fund began operations on December 15, 2006. During the early part of the period from inception, we were involved in the initial invest-up phase. The table on page three provides performance information for the Fund (Class A shares at net asset value) for the since inception period ended July 31, 2007. The table also compares the Fund’s performance to appropriate benchmarks.

The industrials sector was the largest contributor to positive performance during the past seven months. Shares of Graftech International Ltd., a maker of graphite and carbon based products, surged in early May after the company reported a first quarter profit and raised its 2007 earnings and sales guidance. AGCO Corp., a manufacturer and distributor of agricultural equipment, contributed to performance as the agricultural industry continued to work its way out of a cyclical bottom, based in part upon increasing demand for farm equipment and increasingly lean inventories. Railroad operator Union Pacific’s stock price reached new 52 week highs during the period. In early April, shares of railroad operators rose after it was revealed that Warren Buffett’s investment company, Berkshire Hathaway, became the largest shareholder in Burlington Northern Santa Fe Corp. and Union Pacific further rose later in the month after the company announced strong improvement in revenue for shipping chemical and agricultural products. Subsequently, Berkshire Hathaway disclosed holdings in Union Pacific and Norfolk Southern as well.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.

Annual Report  l  Page 2

Class A Shares

Cumulative Returns as of 7/31/07

Since inception (12/15/06)
Nuveen Tradewinds Global Resources Fund
A Shares at NAV	16.65%
A Shares at Offer	9.94%
Lipper Natural Resources Funds Index[1]	21.24%
MSCI ACWI[2]	8.21%

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Returns less than one year are cumulative. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 5.75% maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

The energy sector also contributed significantly to portfolio performance. Integrated energy companies Chevron Corp. and BP PLC both performed well. Integrated oils, which were cheap in an absolute sense and had lagged both explorers and refiners, finally narrowed the gap during the spring.

Our materials sector holdings had mixed results; some registered strong gains while others generated loses. As a whole, the absolute returns for the sector were positive but lagged the benchmark. International gold and copper producer Ivanhoe Mines Limited rose after Rio Tinto announced a strategic partnership with the company to jointly develop and operate a large Mongolian gold and copper complex, and continued to rise throughout the rest of the period as a result of higher metal prices, especially copper. Base metal mining holding Apex Silver Mines Ltd. had been plagued for most of the period by political concerns that Bolivia’s plan to nationalize its oil and gas industry would extend to the mining industry. However, in May, the Bolivian government stated that the country would honor previously issued mining licenses and favorably changed its tax stance. The company’s share price rose sharply after these announcements. On the other hand, Anglogold Ashanti Ltd. and Newmont Mining Corp. were the portfolio’s largest detractors from performance during the period. Anglogold Ashanti Ltd., a South African holding company for a group of companies which explore for and mine gold internationally, was plagued with numerous challenges including a stronger rand, cost increases and depressed earnings. U.S.-based Newmont Mining Corp. suffered from operational problems in two new Nevada mines and continuing water pollution issues in Peru. We continue to believe in a long-term demand/supply imbalance for gold, and if this premise is incorrect, still believe the shares to be undervalued on a current asset valuation basis.

Annual Report    Page 3

1	The Lipper Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Natural Resources Funds category. The since inception data for the index represents returns for the period 12/31/06 – 7/31/07, as returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in an index.

2	The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Since inception data for the index represents returns for the period 12/31/06-7/31/07, as the returns for the index are calculated on a calendar-month basis. The index returns assume reinvestment of dividends and do not reflect any applicable sales charges. You cannot invest directly in an index.

Nuveen Tradewinds Global Resources Fund

Growth of an Assumed $10,000 Investment

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Tradewinds Global Resources Fund compared with the corresponding indexes. The Lipper Natural Resources Funds Index is a managed index that represents the average annualized returns of the 30 largest funds in the Lipper Natural Resources Funds category. The MSCI ACWI (All Country World Index) is a free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The index returns assume reinvestment of dividends and do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Investments Fund returns include reinvestment of all dividends and distributions, and the Fund’s return at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (5.75%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

Annual Report  l  Page 4

Fund Spotlight as of 7/31/07 Nuveen Tradewinds Global Resources Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$23.32	$23.23	$23.23	$23.38
Inception Date	12/15/06	12/15/06	12/15/06	12/15/06

Effective February 27, 2007, Tradewinds NWQ Global Investors, LLC changed its name to Tradewinds Global Investors, LLC.

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 5.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns may reflect a voluntary expense limitation by the Fund’s investment adviser which may be modified or discontinued at any time without notice.

Cumulative Total Returns as of 7/31/07

A Shares	NAV	Offer
Since Inception	16.65%	9.94%

B Shares	w/o CDSC	w/CDSC
Since Inception	16.15%	11.15%

C Shares	NAV	w/CDSC
Since Inception	16.15%	15.15%

R Shares	NAV
Since Inception	16.90%

Top Five Common Stock Holdings[1]
Barrick Gold Corporation	5.0%
Centrais Eletricas Brasileiras S.A., ADR	4.6%
Anglogold Ashanti Limited, Sponsored ADR	4.5%
Newmont Mining Corporation	4.5%
Smithfield Foods, Inc.	4.5%

Cumulative Total Returns as of 6/30/07

A Shares	NAV	Offer
Since Inception	17.85%	11.07%

B Shares	w/o CDSC	w/CDSC
Since Inception	17.40%	12.40%

C Shares	NAV	w/CDSC
Since Inception	17.40%	16.40%

R Shares	NAV
Since Inception	18.00%

Portfolio Allocation[1]

Portfolio Statistics
Net Assets ($000)	$1,164
Number of Common Stocks	52

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.72%	1.60%	12/15/06
Class B	2.47%	2.35%	12/15/06
Class C	2.47%	2.35%	12/15/06
Class R	1.47%	1.35%	12/15/06

The Gross Expense Ratios shown are estimated for the first full fiscal year. The Net Expense Ratios reflect a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 30, 2010. Absent the waiver and reimbursement, the Net Expense Ratios would be higher and total returns would be less. This expense ratio may vary from the expense ratio shown elsewhere in this report.

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Annual Report  l  Page 5

Fund Spotlight as of 7/31/07 Nuveen Tradewinds Global Resources Fund

Country Allocation[1]
United States	38.1%
Canada	18.5%
United Kingdom	11.8%
Australia	11.6%
South Africa	8.1%
Brazil	5.5%
Mexico	2.7%
France	1.5%
South Korea	1.3%
Japan	0.9%

Industries[1]
Metals & Mining	55.2%
Oil, Gas & Consumable Fuels	13.9%
Electric Utilities	6.4%
Food Products	5.6%
Road & Rail	4.5%
Other	14.4%

1	As a percentage of total investments as of July 31, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples below reflect only the first 48 days of the Fund’s operations they may not provide a meaningful understanding of the Fund’s ongoing expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (2/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (7/31/07)	$1,143.10	$1,139.30	$1,139.30	$1,145.00	$1,018.65	$1,014.88	$1,014.88	$1,019.89
Expenses Incurred During Period	$6.59	$10.61	$10.61	$5.27	$6.21	$9.99	$9.99	$4.96

For each class of the Fund, expenses are equal to the Fund’s annualized expense ratio of 1.24%, 2.00%, 2.00% and 0.99% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Annual Report  l  Page 6

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund

July 31, 2007

Shares	Description	Value

	COMMON STOCKS – 95.7%

	Chemicals – 1.7%

11,000	Dyno Nobel, Limited	$19,962
	Construction Materials – 0.9%

4,000	Sumitomo Osaka Cement Company, Limited	10,174
	Electric Utilities – 6.1%

4,000	Centrais Electricas Brasileiras S.A., ADR	51,700

600	Korea Electric Power Corporation, Sponsored ADR	14,238

207	PNM Resources Inc.	5,347
	Total Electric Utilities	71,285

	Electrical Equipment – 0.9%

700	GrafTech International Ltd., (1)	10,843
	Energy Equipment & Services – 2.4%

450	BJ Services Company	11,768

200	Technip SA, ADR	16,300
	Total Energy Equipment & Services	28,068

	Food Products – 5.4%

1,600	Smithfield Foods, Inc., (1)	49,696

600	Tyson Foods, Inc., Class A	12,780
	Total Food Products	62,476

	Machinery – 3.3%

1,000	AGCO Corporation, (1)	38,430
	Metals & Mining – 52.9%

250	Alcoa Inc.	9,550

4,000	Alumina Limited	24,742

637	Anglo American PLC	36,983

1,200	AngloGold Ashanti Limited, Sponsored ADR	50,592

2,200	Apex Silver Mines Limited, (1)	36,916

1,700	Barrick Gold Corporation	55,929

600	CONSOL Energy Inc.	24,990

1,900	Consolidated Minerals Limited	5,898

2,500	Crystallex International Corporation, (1)	8,475

4,600	Eastern Platinum Limited	10,909

1,600	Gabriel Resources, Limited, (1)	6,299

700	Gammon Gold, Inc.	7,887

2,300	Gold Fields Limited	37,996

1,100	Gold Reserve Inc., Class A, (1)	5,610

2,300	Industrias Penoles, S.A. de C.V.	30,161

2,000	Ivanhoe Mines Ltd., (1)	28,600

2,623	Kinross Gold Corporation, (1)	34,047

12,400	Lihir Gold Limited, (1)	32,523

5,800	Magindustries Corp., (1)	8,971

2,800	Moto Goldmines, Limited, (1)	10,341

1,700	Newcrest Mining Limited, (1)	35,522

7

Portfolio of Investments

Nuveen Tradewinds Global Resources Fund (continued)

July 31, 2007

Shares	Description	Value
	Metals & Mining (continued)

1,200	Newmont Mining Corporation	$50,100

1,800	NovaGold Resources Inc., (1)	27,000

3,400	Orezone Resources Inc., (1)	6,120

100	Rio Tinto PLC, Sponsored ADR	28,912
	Total Metals & Mining	615,073

	Multi-Utilities – 1.6%

800	Puget Energy, Inc.	18,520
	Oil, Gas & Consumable Fuels – 13.3%

2,000	BP Amoco PLC	23,169

500	Chevron Corporation	42,630

400	Nexen Inc.	12,448

500	Peabody Energy Corporation	21,130

300	Petro Canada	16,380

900	Royal Dutch Shell PLC, Class A	35,049

400	Warren Resources Inc., (1)	4,352
	Total Oil, Gas & Consumable Fuels	155,158

	Paper & Forest Products – 1.5%

500	Bowater Incorporated	9,810

600	Domtar Corporation, (1)	5,706

175	Mondi, Limited	1,535

70	Mondi, Limited	603
	Total Paper & Forest Products	17,654

	Road & Rail – 4.3%

300	CSX Corporation	14,223

300	Union Pacific Corporation	35,742
	Total Road & Rail	49,965

	Transportation Infrastructure – 0.6%

200	Stolt-Nielsen S.A.	6,913
	Water Utilities – 0.8%

200	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	9,564
	Total Investments (cost $979,170) – 95.7%	1,114,085

	Other Assets Less Liabilities – 4.3%	50,361

	Net Assets – 100%	$1,164,446

(1)	Non-income producing.

ADR	American Depositary Receipt.

See accompanying notes to financial statements.

8

Statement of Assets and Liabilities

Nuveen Tradewinds Global Resources Fund

July 31, 2007

Assets
Investments, at value (cost $979,170)	$1,114,085
Cash	54,631
Receivables:
Dividends	285
From Adviser	10,816
Investments sold	5,112
Total assets	1,184,929
Liabilities
Payable for investments purchased	5,413
Accrued expenses:
12b-1 distribution and service fees	583
Other	14,487
Total liabilities	20,483
Net assets	$1,164,446
Class A Shares
Net assets	$291,531
Shares outstanding	12,500
Net asset value per share	$23.32
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$24.74
Class B Shares
Net assets	$290,359
Shares outstanding	12,500
Net asset value and offering price per share	$23.23
Class C Shares
Net assets	$290,359
Shares outstanding	12,500
Net asset value and offering price per share	$23.23
Class R Shares
Net assets	$292,197
Shares outstanding	12,500
Net asset value and offering price per share	$23.38

Net Assets Consist of:
Capital paid-in	$995,119
Undistributed (Over-distribution of) net investment income	11,011
Accumulated net realized gain (loss) from investments and foreign currencies	23,401
Net unrealized appreciation (depreciation) of investments and foreign currencies	134,915
Net assets	$1,164,446

See accompanying notes to financial statements.

9

Statement of Operations

Nuveen Tradewinds Global Resources Fund

For the Period December 15, 2006 (commencement of operations) through July 31, 2007

Investment Income
Dividends (net of foreign tax withheld of $877)	$10,266
Interest	1,420
Total investment income	11,686
Expenses
Management fees	6,754
12b-1 service fees – Class A	430
12b-1 distribution and service fees – Class B	1,714
12b-1 distribution and service fees – Class C	1,714
Shareholders’ servicing agent fees and expenses	99
Custodian’s fees and expenses	3,677
Trustees’ fees and expenses	81
Professional fees	28,488
Shareholders’ reports – printing and mailing expenses	12,523
Federal and state registration fees	31
Other expenses	89
Total expenses before custodian fee credit and expense reimbursement	55,600
Custodian fee credit	(1,897)
Expense reimbursement	(42,584)
Net expenses	11,119
Net investment income	567
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	29,601
Foreign currencies	(637)
Change in unrealized appreciation (depreciation) of investments	134,915
Net realized and unrealized gain (loss)	163,879
Net increase (decrease) in net assets from operations	$164,446

See accompanying notes to financial statements.

10

Statement of Changes in Net Assets

Nuveen Tradewinds Global Resources Fund

For the Period December 15, 2006 (commencement of operations) through July 31, 2007

Operations
Net investment income	$567
Net realized gain (loss) from:
Investments	29,601
Foreign currencies	(637)
Change in unrealized appreciation (depreciation) of investments	134,915
Net increase (decrease) in net assets from operations	164,446
Fund Share Transactions
Proceeds from sale of shares	1,000,000
Net increase (decrease) in net assets from Fund share transactions	1,000,000
Net increase (decrease) in net assets	1,164,446
Net assets at the beginning of period	—
Net assets at the end of period	$1,164,446
Undistributed (Over-distribution of) net investment income at the end of period	$11,011

See accompanying notes to financial statements.

11

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Tradewinds Global Resources Fund (the “Fund”), among others. The Trust was organized as a Massachusetts business trust in 1997.

Effective February 27, 2007, Tradewinds NWQ Global Investors, LLC (“Tradewinds”) changed its name to Tradewinds Global Investors, LLC. This did not cause a change in the portfolio management of the Fund or its investment objectives or policies.

The Fund ordinarily invests at least 80% of its net assets in equity securities of global energy and natural resources companies and companies in associated businesses, as well as utilities (such as gas, water, cable, electrical and telecommunications utilities) in an attempt to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. If significant market events occur between the time of the determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, and there could be a material effect on the Fund’s NAV, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At July 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Dividends and Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares, however, the Fund will issue Class B Shares only upon exchange of Class B Shares from another Nuveen fund or for purposes of dividend reinvestment. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund is authorized to invest in certain derivative financial instruments. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the period December 15, 2006 (commencement of operations) through July 31, 2007.

12

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Foreign Currency Transactions

The Fund is authorized to engage in foreign currency exchange transactions, including foreign currency forward, options and futures contracts. To the extent that the Fund invests in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions. The gains or losses resulting from changes in foreign exchange rates are included with “Net realized gain (loss) from foreign currencies” and “Change in net unrealized appreciation (depreciation) of foreign currencies” in the Statement of Operations.

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investment. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares for the period December 15, 2006 (commencement of operations) through July 31, 2007, were as follows:

	Shares	Amount
Shares sold:
Class A	12,500	$250,000
Class B	12,500	250,000
Class C	12,500	250,000
Class R	12,500	250,000
Net increase (decrease)	50,000	$1,000,000

3. Investment Transactions

Purchases and sales (excluding short-term investments) for the period December 15, 2006 (commencement of operations) through July 31, 2007, aggregated $1,048,031 and $99,175, respectively.

13

Notes to Financial Statements (continued)

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income items and certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Fund.

At July 31, 2007, the cost of investments was $983,308.

Gross unrealized appreciation and gross unrealized depreciation of investments at July 31, 2007, were as follows:

Gross unrealized:
Appreciation	$153,723
Depreciation	(22,946)
Net unrealized appreciation (depreciation) of investments	$130,777

The tax components of net ordinary income and net long-term capital gains at July 31, 2007, were as follows:

Undistributed net ordinary income*	$38,552
Undistributed net long-term capital gains	—

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. Management Fees and Other Transactions with Affiliates

The Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

Average Daily Managed Assets	Fund-Level Fee Rate
For the first $125 million	.8000%
For the next $125 million	.7875
For the next $250 million	.7750
For the next $500 million	.7625
For the next $1 billion	.7500
For Managed Assets over $2 billion	.7250

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of July 31, 2007, the complex-level fee rate was .1831%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

14

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level(1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Tradewinds, of which Nuveen owns a controlling interest while key management of Tradewinds owns a non-controlling minority interest. Tradewinds is compensated for its services to the Fund from the management fee paid to the Adviser.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses in order to limit total operating expenses (excluding 12b-1 distribution and service fees, interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) from exceeding 1.35% of the average daily net assets through November 30, 2010 (1.60% after November 30, 2010). The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

At July 31, 2007, Nuveen owned all shares of each class of the Fund.

During the period December 15, 2006 (commencement of operations) through July 31, 2007, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, retained all 12b-1 fees.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC, pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn Partners, LLC is a private equity investment firm based in Chicago, Illinois. The investors include an affiliate of Merrill Lynch. It is anticipated that Merrill Lynch and its affiliates will be indirect “affiliated persons” (as that term is defined in the Investment Company Act of 1940) of the Fund upon and after the acquisition. One important implication of this is that the Fund will not be able to buy securities from or sell securities to Merrill Lynch, but the portfolio management team and Fund management do not expect that this will significantly impact the ability of the Fund to pursue its investment objectives and policies. Under the terms of the merger, each outstanding share of Nuveen Investments’ common stock (other than dissenting shares) will be converted into the right to receive a specified amount of cash, without interest. The merger is expected to be completed by the end of the year, subject to customary conditions, including obtaining necessary fund and client consents sufficient to satisfy the terms of the Merger Agreement. The obligations of Windy City to consummate the merger are not conditioned on its obtaining financing.

The consummation of the merger will be deemed to be an “assignment” (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, and will result in the automatic termination of the Fund’s agreement. The Board of Trustees of the Fund has approved a new investment management agreement with the Adviser. The agreement is being presented to the Fund’s shareholders for approval, and, if so approved by shareholders, would take effect upon consummation of the merger. There can be no assurance that the merger described above will be consummated as contemplated or that necessary shareholder approvals will be obtained.

15

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Recent SEC guidance allows funds to delay implementing FIN 48 into NAV calculations until the fund’s last NAV calculations in the first required financial statement reporting period. As a result, the Fund must begin to incorporate FIN 48 into its NAV calculation by January 31, 2008. At this time, management is continuing to evaluate the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Fund.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of July 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

16

Notes to Financial Statements (continued)

Financial Highlights

Selected data for a share outstanding throughout the period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
Tradewinds Global Resources											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended July 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate
Class A (12/06)
2007(e)	$20.00	$.05	$3.27	$3.32	$—	$—	$—	$23.32	16.65%	$292	7.79	%*	(6.10	)%*	1.58	%*	.12	%*	1.31	%*	.40	%*	11%
Class B (12/06)
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	23.23	16.15	290	8.53	*	(6.83	)*	2.34	*	(.64	)*	2.06	*	(.36	)*	11
Class C (12/06)
2007(e)	20.00	(.05)	3.28	3.23	—	—	—	23.23	16.15	290	8.53	*	(6.83	)*	2.34	*	(.64	)*	2.06	*	(.36	)*	11
Class R (12/06)
2007(e)	20.00	.09	3.29	3.38	—	—	—	23.38	16.90	292	7.52	*	(5.82	)*	1.33	*	.37	*	1.05	*	.65	*	11

*	Annualized.
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the period December 15, 2006 (commencement of operations) through July 31, 2007.

See accompanying notes to financial statements.

17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Tradewinds Global Resources Fund (a series of the Nuveen Investment Trust II, hereafter referred to as the “Fund”) at July 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period December 15, 2006 (commencement of operations) through July 31, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL

September 21, 2007

18

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Fund and determining whether to approve the advisory arrangements. At a meeting held on November 14-16, 2006 (the “Initial Approval Meeting”), the Board Members of the Fund, including the Independent Board Members, unanimously approved the Investment Management Agreement between the Fund and Nuveen Asset Management (“NAM” or “Fund Adviser”), and the Sub-Advisory Agreement between NAM and Tradewinds Global Investors, LLC (“Tradewinds” or the “Sub-Adviser”) on behalf of the Fund. NAM and the Sub-Adviser are each a “Fund Adviser.” The Fund is sometimes referred to herein as a “New Fund.” The foregoing Investment Management Agreement with NAM and Sub-Advisory Agreement with the Sub-Adviser are hereafter referred to as the “Original Investment Management Agreement” and “Original Sub-Advisory Agreement,” respectively.

Subsequent to the Initial Approval Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). The Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), each provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of the Original Investment Management Agreement and Original Sub-Advisory Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved a new Investment Management Agreement (the “New Investment Management Agreement”) with NAM on behalf of the Fund and a new Sub-Advisory Agreement (the “New Sub-Advisory Agreement”) between NAM and the Sub-Adviser to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that the New Investment Management Agreement and the New Sub-Advisory Agreement be approved by the Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved an Interim Investment Management Agreement and Interim Sub-Advisory Agreement to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and the New Sub-Advisory Agreement.

As NAM serves as adviser, and Tradewinds serves as sub-adviser, to other Nuveen funds, the Board Members already have a good understanding of the organization, operations and personnel of NAM and Tradewinds. At a meeting held on May 21, 2007 (the “May Meeting”), many of the investment management contracts with other Nuveen funds advised by NAM and the Sub-Adviser (“Existing Funds”) were subject to their annual review. Although the Original Investment Management Agreement with the New Fund and the Original Sub-Advisory Agreement with the Sub-Adviser were recently initially approved and therefore not subject to the annual review at the May Meeting, the information provided and considerations made regarding NAM and Tradewinds at the annual review as well as the initial approval continue to be relevant with respect to the evaluation of the New Investment Management Agreement and the New Sub-Advisory Agreement. The Board therefore considered the foregoing as part of its deliberations of the New Investment Management Agreement and the New Sub-Advisory Agreement. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review of NAM and the Sub-Adviser (to the extent applicable) and the analysis undertaken and the conclusions reached by the Board Members when determining to approve the Original Investment Management Agreement and the Original Sub-Advisory Agreement.

I. Approval of the Original Investment Management Agreement and Original Sub-Advisory Agreement

During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Advisers and the performance of the Nuveen funds (as applicable). At each of its quarterly meetings, the Board reviewed investment performance (as applicable) and various matters relating to the operations of the Fund and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by the Fund Advisers. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose. In addition, as noted, because NAM and the Sub-Adviser already serve in such respective capacities for other Nuveen funds, the information provided regarding the applicable Fund Adviser at the annual review at the May Meeting supplemented the information received at the initial approval.

In preparation for their considerations at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by the Fund Adviser;

•	the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;

•

each Existing Fund’s past performance as well as the Existing Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to recognized and/or customized benchmarks (as appropriate);

•	the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of the Fund Adviser in providing the various services;

19

Annual Investment Management Agreement Approval Process (continued)

•

the advisory fees and total expense ratios of each Existing Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Existing Fund (as applicable);

•	the advisory fees the Fund Adviser assesses to other types of investment products or clients;

•	the soft dollar practices of the Fund Adviser, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the Initial Approval Meeting, the Board Members received in advance of such meeting or at prior meetings similar materials, including the nature, extent and quality of services expected to be provided; the organization and operations of each Fund Adviser (including the responsibilities of various departments and key personnel); the expertise and background of the Fund Adviser; the profitability of Nuveen (which includes its wholly-owned advisory subsidiaries); the proposed management fees, including comparisons with peers; the expected expenses of the New Fund, including comparisons of the expense ratios with peers; and the soft dollar practices of the Fund Adviser. However, unlike Existing Funds, the New Fund did not have actual past performance at the time of approval.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. At the May Meeting and applicable Initial Approval Meeting, the Independent Board Members met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the approval or renewal of the advisory contracts (which include the sub-advisory contracts). The Independent Board Members, in consultation with independent counsel, reviewed the factors set out in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the approval or renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to the New Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by each Fund Adviser; (b) the investment performance of the Fund and each Fund Adviser (as applicable); (c) the costs of the services to be provided and profits to be realized by each Fund Adviser and its respective affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Nuveen funds. In evaluating the advisory contracts, the Board Members also relied upon their knowledge of the respective Fund Adviser, its services and the Nuveen funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each advisory contract.

A. Nature, Extent and Quality of Services

In considering the approval of the Original Investment Management Agreement and Original Sub-Advisory Agreement, the Board Members considered the nature, extent and quality of the respective Fund Adviser’s services. The Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide or are expected to provide to the Fund; and at the annual review, any initiatives Nuveen had taken for the applicable fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of each respective Fund Adviser due to the Board Members’ experience in governing the other Nuveen funds and working with such Fund Advisers on matters relating to the Nuveen funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

With respect to the Sub-Adviser, the Board Members also received and reviewed an evaluation of such Sub-Adviser from NAM at the annual review. Such evaluation outlined, among other things, the Sub-Adviser’s organizational history, client base, product mix, investment team and any changes thereto, investment process and any changes to its investment strategy, and the investment objectives and performance of Nuveen funds for which it acts as sub-adviser (as applicable). At the May Meeting, the Board Members noted that NAM recommended the renewal of the applicable sub-advisory agreements and considered the basis for such recommendations and any qualifications in connection therewith.

In its review of the Sub-Adviser, the Board Members also considered, among other things, the experience of the investment personnel, the quality of the Sub-Adviser’s investment processes in making portfolio management decisions and any additional refinements and improvements adopted to the portfolio management processes and fund performance. As the Sub-Adviser advises various Nuveen funds, the Board Members are already familiar with the organization, operations, personnel and investment process of the Sub-Adviser. During the last year, the Board Members noted that they visited several sub-advisers meeting their key investment and business personnel. In this regard, the Board Members visited the Sub-Adviser in February, 2007. The Board Members noted such Sub-Adviser’s experienced investment team.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Fund with a wide variety of services and officers and other personnel as are necessary for the operations of the Fund, including:

•	product management;

20

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Fund operates in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Fund and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members also considered NAM’s ability and procedures to monitor the Sub-Adviser’s performance, business practices and compliance policies and procedures. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

With respect to the Sub-Adviser, the Board Members noted that the sub-advisory agreement was essentially an agreement for portfolio management services only and the Sub-Adviser was not expected to supply other significant administrative services to the Fund.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Original Investment Management Agreement and Original Sub-Advisory Agreement as applicable, were satisfactory.

B. The Investment Performance of the New Fund and the Fund Advisers

The Fund did not have its own performance history at its Initial Approval Meeting. The Board Members, however, were familiar with the performance record of each Fund Adviser on other Existing Funds.

C. Fees, Expenses and Profitability

1. Fees and Expenses

With respect to the New Fund, at the Initial Approval Meeting, the Board considered the New Fund’s proposed management fee structure, its sub-advisory fee arrangements and expected expense ratios in absolute terms as well as compared with the fees and expense ratios of comparable, unaffiliated funds and comparable, affiliated funds (if any). The Board Members also considered the applicable fund-level breakpoint schedule and complex-wide breakpoint schedule. Based on their review of the overall fee arrangements of the New Fund, the Board Members determined that the advisory fees and expected expenses of the New Fund were reasonable.

2. Comparisons with the Fees of Other Clients

Due to their experience with other Nuveen funds, the Board Members are familiar with the fees assessed to other clients of Nuveen or its affiliates. At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s separately managed accounts and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Nuveen funds, including the New Fund. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Nuveen funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Nuveen funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Nuveen funds, the Board Members believe such facts justify the different levels of fees.

With respect to the Sub-Adviser, in considering the fees of the Sub-Adviser, the Board Members also considered the pricing schedule or fees that the Sub-Adviser charges for similar investment management services for other fund sponsors or clients, as applicable.

3. Profitability of Fund Advisers

In conjunction with its review of fees at the May Meeting, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s

21

Annual Investment Management Agreement Approval Process (continued)

profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors, including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the New Fund, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D - “Approval of the New Investment Management Agreement and New Sub-Advisory Agreement - Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Fund’s principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Fund and its shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions. With respect to the Sub-Adviser, the Board Members considered that such Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Fund’s portfolio transactions. The Board Members noted that the Sub-Adviser’s profitability may be lower if it were required to pay for this research with hard dollars.

Based on their review, the Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to initially approve an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreement and Original Sub-Advisory Agreement are fair and reasonable, that

22

the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Original Investment Management Agreement and Original Sub-Advisory Agreement be approved.

II. Approval of the New Investment Management Agreement and New Sub-Advisory Agreement

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate the Original Investment Management Agreement and the Original Sub-Advisory Agreement. Accordingly, at the July Meeting, the Board of the New Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreement and the New Sub-Advisory Agreement on behalf of the Fund. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreement and the New Sub-Advisory Agreement, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Fund;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on the Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Fund as a result of the Transaction;

•	any legal issues for the Fund as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Fund following the Transaction, changes to any existing services and policies affecting the Fund, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Fund;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with

23

Annual Investment Management Agreement Approval Process (continued)

respect to the Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Fund; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of various investment management agreements with NAM and the Existing Funds and initially approved the Original Investment Management Agreement and the Original Sub-Advisory Agreement and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreement and the New Sub-Advisory Agreement. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with the Fund Advisers and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of the Fund.

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by the Fund Adviser under the New Investment Management Agreement or New Sub-Advisory Agreement, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM and the Sub-Adviser (if applicable); the potential implications of regulatory restrictions on the Fund following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

The Board noted that the terms of the New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). Similarly, the terms of the New Sub-Advisory Agreement, including the fees payable thereunder, are substantially identical to those of the Original Sub-Advisory Agreement. The Board considered that the services to be provided and the standard of care under the New Investment Management Agreement and the New Sub-Advisory Agreement are the same as the corresponding original agreements. The Board Members noted the Transaction does not alter the allocation of responsibilities between the Adviser and Sub-Adviser. The Sub-Adviser will continue to furnish an investment program in respect of, make investment decisions for and place all orders for the purchase and sale of securities for the portion of the Fund’s investment portfolio allocated by the Adviser to the Sub-Adviser, all on behalf of the Fund and subject to oversight of the Board and the Adviser. The Board Members further noted that key personnel of the Adviser or Sub-Adviser who have responsibility for the Fund in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure (including at the affiliated sub-adviser level) or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Fund and its shareholders by the respective Fund Advisers is expected.

In addition to the above, the Board Members considered potential changes in the operations of the Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Fund’s transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Fund from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

24

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual and/or initial review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by the respective Fund Adviser and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreement and the New Sub-Advisory Agreement.

B. Performance of the Fund

With respect to the performance of the Fund, the Board considered that the portfolio management personnel responsible for the management of the Fund’s portfolio were expected to continue to manage the portfolio following the completion of the Transaction. As a New Fund, the Fund did not have its own performance history at its Initial Approval Meeting. The Board Members noted that the New Fund has only been operating for a short period since inception. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreement and the New Sub-Advisory Agreement.

C. Fees, Expenses and Profitability

As described in more detail above, during the initial review, the Board Members considered, among other things, the management fees and expenses of the Fund, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the initial review, the Board Members determined that the Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of the respective Fund Adviser under the New Investment Management Agreement and New Sub-Advisory Agreement, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components - a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreement to be paid to NAM is identical to that under the Original Investment Management Agreement, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreement. Accordingly, the terms of the complex-wide component under the New Investment Management Agreement are the same as under the Original Investment Management Agreement. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the initial approval, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities (which includes its affiliated sub-advisers), at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual or initial review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

With respect to the Sub-Adviser, the fees paid under the New Sub-Advisory Agreement are the same as the Original Sub-Advisory Agreement. The Transaction is not anticipated to affect the profitability of the Sub-Adviser. At the annual review, the Board Members were satisfied that the respective Fund Adviser’s level of profitability was reasonable in light of the services provided. Taking into account the Board’s prior evaluation and the fact that sub-advisory fees will not change, the Board Members were satisfied that the respective Fund Advisers’ levels of profitability were reasonable in light of the services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of the Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc

25

Annual Investment Management Agreement Approval Process (continued)

committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreement and these same terms will apply to the New Investment Management Agreement. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent initial review, the Board Members considered any indirect benefits that a Fund Adviser may receive as a result of its relationship with the Fund, as described above. As the policies and operations of the Fund Advisers are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by a Fund Adviser or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Fund under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Fund as a result of the Transaction or transact any business with or on behalf of the Fund (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Fund as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Fund:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact or future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that each adviser/portfolio team affiliated with Nuveen shall not cause the Fund (or sleeves thereof) and other Nuveen funds that the team manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business and what such team has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Fund would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreement or the New Sub-Advisory Agreement (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members or changes to investment policies, in which case a portion of such costs will be borne by the Fund).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with

26

such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreement and the New Sub-Advisory Agreement are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to the Fund and that the New Investment Management Agreement and the New Sub-Advisory Agreement should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreement and the Interim Sub-Advisory Agreement. If necessary to assure continuity of advisory services, the Interim Investment Management Agreement and Interim Sub-Advisory Agreement will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreement and the New Sub-Advisory Agreement. The terms of the Interim Investment Management Agreement and the Interim Sub-Advisory Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement and the Original Sub-Advisory Agreement and New Sub-Advisory Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Fund under the Interim Investment Management Agreement and Interim Sub-Advisory Agreement are at least equivalent to the scope and quality of services provided under the Original Investment Management Agreement and Original Sub-Advisory Agreement, respectively.

27

Trustees and Officers

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eight. None of the trustees who are not “interested” persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Trustee who is an interested person of the Funds:

Timothy R. Schwertfeger (1) 3/28/49 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1994	Director (since 1994) and Chairman (since 1996) and Non-Executive Chairman (since July 1, 2007) formerly, Chief Executive Officer (1996-June 30, 2007) of Nuveen Investments, Inc., and Nuveen Asset Management and certain other subsidiaries of Nuveen Investments, Inc.; formerly, Director (1992-2006) of Institutional Capital Corporation.	176

Trustees who are not interested persons of the Funds:

Robert P. Bremner 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Lead Independent Trustee	1997	Private Investor and Management Consultant.	176

Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Vice Chairman, United Fire Group, a publicly held company; Member of the Board of Regents for the State of Iowa University System; Director, Gazette Companies; Life Trustee of Coe College and Iowa College Foundation; Member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of lowa; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	176

William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since July 2006); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); Director (since 1997), Credit Research Center at Georgetown University; Director (since 2004) of Xerox Corporation; Director, SS&C Technologies, Inc. (May 2005-October 2005).	176

David J. Kundert 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; Retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors, Milwaukee Repertory Theater.	174

28

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William J. Schneider 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Vice President, Miller-Valentine Realty; Board Member, Chair of the Finance Committee and member of the Audit Committee of Premier Health Partners, the not-for-profit company of Miami Valley Hospital; Vice President, Dayton Philharmonic Orchestra Association; Board Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development Coalition; formerly, Member, Community Advisory Board, National City Bank, Dayton, Ohio and Business Advisory Council, Cleveland Federal Reserve Bank.	176

Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (from 1990 to 1994).	176

Carole E. Stone 6/28/47 333 West Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Chair New York Racing Association Oversight Board (since 2005); Commissioner, New York State Commission on Public Authority Reform (since 2005); formerly Director, New York State Division of the Budget (2000-2004), Chair, Public Authorities Control Board (2000-2004) and Director, Local Government Assistance Corporation (2000-2004).	176

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel, formerly, Vice President and Assistant General Counsel, of Nuveen Investments, LLC; Managing Director (since 2002) and Assistant Secretary and Associate General Counsel, formerly, Vice President (since 1997), of Nuveen Asset Management; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Assistant Secretary of NWQ Investment Management Company, LLC. (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management, Inc., Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006); formerly, Managing Director (2002-2004), General Counsel (1998-2004) and Assistant Secretary, formerly, Vice President of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Julia L. Antonatos 9/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2004	Managing Director (since 2005), formerly, Vice President (since 2002) of Nuveen Investments, LLC; Chartered Financial Analyst.	176

Michael T. Atkinson 2/3/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2000	Vice President (since 2002) of Nuveen Investments, LLC.	176

29

Trustees and Officers (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Alan A. Brown 8/1/62 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Executive Vice President, Mutual Funds, Nuveen Investments, LLC, (since 2005), previously, Managing Director and Chief Marketing Officer (2001-2005).	57

Peter H. D’Arrigo 11/28/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	1999	Vice President and Treasurer of Nuveen Investments, LLC and of Nuveen Investments, Inc. (since 1999); Vice President and Treasurer of Nuveen Asset Management (since 2002) and of Nuveen Investments Advisers Inc. (since 2002); Assistant Treasurer of NWQ Investment Management Company, LLC. (since 2002); Vice President and Treasurer of Nuveen Rittenhouse Asset Management, Inc. (since 2003); Treasurer of Symphony Asset Management LLC (since 2003) and Santa Barbara Asset Management, LLC (since 2006); Assistant Treasurer, Tradewinds Global Investors, LLC (since 2006); formerly, Vice President and Treasurer (1999-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Chartered Financial Analyst.	176

Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004), formerly, Vice President of Nuveen Investments, LLC, Managing Director (2004) formerly, Vice President (1998-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2005) of Nuveen Asset Management.	176

William M. Fitzgerald 3/2/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	1995	Managing Director (since 2002), formerly, Vice President of Nuveen Investments, LLC; Managing Director (1997-2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Managing Director (since 2001) of Nuveen Asset Management ; Vice President (since 2002) of Nuveen Investments Advisers Inc.; Chartered Financial Analyst.	176

Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Vice President (since 1993) and Funds Controller (since 1998) of Nuveen Investments, LLC; formerly, Vice President and Funds Controller (1998-2004) of Nuveen Investments, Inc.; Certified Public Accountant.	176

Walter M. Kelly 2/24/70 333 West Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006); Assistant Vice President and Assistant General Counsel (since 2003) of Nuveen Investments, LLC; previously, Associate (2001-2003) at the law firm of Vedder, Price, Kaufman & Kammholz.	176

David J. Lamb 3/22/63 333 W. Wacker Drive Chicago, IL 60606	Vice President	2000	Vice President (since 2000) of Nuveen Investments, LLC; Certified Public Accountant.	176

Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Vice President of Nuveen Investments, LLC (since 1999).	176

30

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Larry W. Martin 7/27/51 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Vice President, Assistant Secretary and Assistant General Counsel of Nuveen Investments, LLC; formerly, Vice President and Assistant Secretary of Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp.(4); Vice President (since 2005) and Assistant Secretary of Nuveen Investments, Inc.; Vice President (since 2005) and Assistant Secretary (since 1997) of Nuveen Asset Management; Vice President (since 2000), Assistant Secretary and Assistant General Counsel (since 1998) of Rittenhouse Asset Management, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Symphony Asset Management LLC (since 2003), and Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006).	176

Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Vice President and Assistant General Counsel, Nuveen Investments, Inc. (since 2007); Vice President, Nuveen Investments, LLC (since 2007); Vice President and Assistant Secretary, Nuveen Asset Management and Rittenhouse Asset Management, Inc. (since 2007) prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	176

John V. Miller 4/10/67 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director (since 2007), formerly, Vice President (2002-2007) of Nuveen Asset Management and Nuveen Investments, LLC; Chartered Financial Analyst.	176

John S. White 5/12/67 333 West Wacker Drive Chicago, IL 60606	Vice President	2007	Vice President (since 2006) of Nuveen Investments, LLC, formerly, Assistant Vice President (since 2002); Lieutenant Colonel (since 2007), United States Marine Corps Reserve, formerly, Major (since 2001).	57

(1)	Mr. Schwertfeger is an “interested person” of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)	Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)	Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

31

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Tradewinds Global Investors, LLC 2049 Century Park East Los Angeles, CA 90067	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Net Asset Value (NAV): A fund’s NAV is the dollar value of one share in the fund. It is calculated by subtracting the liabilities of the fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Quarterly Portfolio of Investments and Proxy Voting information: The Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Fund votes proxies relating to portfolio securities held during the 12-month period ending June 30, 2007, and (iii) a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

32

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $172 billion in assets as of June 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MAN-GLOBR-0707D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is “independent” for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended July 31, 2007	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Rittenhouse Growth Fund	9,678	0	587	0
Tradewinds International Value Fund	43,343	0	3,830	0
Santa Barbara Dividend Growth Fund	5,602	0	5	0
Santa Barbara Growth Fund	5,683	0	9	0
Santa Barbara Growth Opportunities Fund	5,592	0	5	0
Symphony All-Cap Core Fund	5,594	0	5	0
Symphony Large-Cap Value Fund	5,594	0	5	0
Symphony Mid-Cap Core Fund	5,593	0	5	0
Symphony Small-Mid Cap Core Fund	5,594	0	5	0
Tradewinds Global All-Cap Fund	12,178	0	493	0
Symphony Large-Cap Growth Fund [5]	5,589	0	0	0
Tradewinds Global Resources Fund [5]	5,591	0	0	0

Total	$115,631	$0	$4,949	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations December 15, 2006.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Rittenhouse Growth Fund	0	0	0	0
Tradewinds International Value Fund	0	0	0	0
Santa Barbara Dividend Growth Fund	0	0	0	0
Santa Barbara Growth Fund	0	0	0	0
Santa Barbara Growth Opportunities Fund	0	0	0	0
Symphony All-Cap Core Fund	0	0	0	0
Symphony Large-Cap Value Fund	0	0	0	0
Symphony Mid-Cap Core Fund	0	0	0	0
Symphony Small-Mid Cap Core Fund	0	0	0	0
Tradewinds Global All-Cap Fund	0	0	0	0
Symphony Large-Cap Growth Fund [5]	0	0	0	0
Tradewinds Global Resources Fund [5]	0	0	0	0

[5]	The funds commenced operations December 15, 2006.

Fiscal Year Ended July 31, 2006	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Name of Series
Rittenhouse Growth Fund	11,137	0	1,382	0
Tradewinds International Value Fund	23,292	0	1,382	0
Santa Barbara Dividend Growth Fund [5]	2,665	0	0	0
Santa Barbara Growth Fund [5]	2,665	0	0	0
Sanat Barbar Growth Opportunities Fund [5]	2,626	0	0	0
Symphony All-Cap Core Fund [6]	6,660	0	0	0
Symphony Large-Cap Value Fund [6]	6,660	0	0	0
Symphony Mid-Cap Core Fund [6]	6,660	0	0	0
Symphony Small-Mid Cap Core Fund [6]	6,660	0	0	0
Tradewinds Global All-Cap Fund [6]	2,626	0	0	0
Symphony Large-Cap Growth Fund [7]	N/A	N/A	N/A	N/A
Tradewinds Global Resources Fund [7]	N/A	N/A	N/A	N/A

Total	$71,651	$0	$2,764	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under “Audit Fees”.

[3]	“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.
[4]	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit Related Fees”, and “Tax Fees”.
[5]	The funds commenced operations March 28, 2006.
[6]	The funds commenced operations May 31, 2006.
[7]	The funds commenced operations December 15, 2006.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Name of Series
Rittenhouse Growth Fund	0	0	0	0
Tradewinds International Value Fund	0	0	0	0
Santa Barbara Dividend Growth Fund [5]	0	0	0	0
Santa Barbara Growth Fund [5]	0	0	0	0
Sanat Barbar Growth Opportunities Fund [5]	0	0	0	0
Symphony All-Cap Core Fund [6]	0	0	0	0
Symphony Large-Cap Value Fund [6]	0	0	0	0
Symphony Mid-Cap Core Fund [6]	0	0	0	0
Symphony Small-Mid Cap Core Fund [6]	0	0	0	0
Tradewinds Global All-Cap Fund [6]	0	0	0	0
Symphony Large-Cap Growth Fund [7]	N/A	N/A	N/A	N/A
Tradewinds Global Resources Fund [7]	N/A	N/A	N/A	N/A

[5]	The funds commenced operations March 28, 2006.
[6]	The funds commenced operations May 31, 2006.
[7]	The funds commenced operations December 15, 2006.

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management (“NAM” or the “Adviser”), and any entity controlling, controlled by or under common control with NAM (“Control Affiliate”) that provides ongoing services to the Trust (“Affiliated Fund Service Provider”), for engagements directly related to the Trust’s operations and financial reporting, during the Trust’s last two full fiscal years.

Fiscal Year Ended July 31, 2007	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2006	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers [1]	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$24,500	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

[1]

The amounts reported for the Trust under the column heading “Tax Fees” represents amounts billed to the Adviser exclusively for the preparation for the Fund’s tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers LLP serves as independent registered public accounting firm, these fees amounted to $113,550 in 2006. Beginning with fund fiscal years ending August 31, 2006, Pricewaterhouse Coopers, LLC will no longer prepare the fund tax returns.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Trust’s audit is completed.

NON-AUDIT SERVICES

Fiscal Year Ended July 31, 2007	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Rittenhouse Growth Fund	587	0	0	587
Tradewinds International Value Fund	3,830	0	0	3,830
Santa Barbara Dividend Growth Fund	5	0	0	5
Santa Barbara Growth Fund	9	0	0	9
Santa Barbara Growth Opportunities Fund	5	0	0	5
Symphony All-Cap Core Fund	5	0	0	5
Symphony Large-Cap Value Fund	5	0	0	5
Symphony Mid-Cap Core Fund	5	0	0	5
Symphony Small-Mid Cap Core Fund	5	0	0	5
Tradewinds Global All-Cap Fund	493	0	0	493
Symphony Large-Cap Growth Fund [1]	0	0	0	0
Tradewinds Global Resources Fund [1]	0	0	0	0

Total	$4,949

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[1]	The funds commenced operations December 15, 2006.

Fiscal Year Ended July 31, 2006	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Name of Series
Rittenhouse Growth Fund	1,382	2,450	0	3,832
Tradewinds International Value Fund	1,382	2,450	0	3,832
Santa Barbara Dividend Growth Fund [2]	0	2,450	0	2,450
Santa Barbara Growth Fund [2]	0	2,450	0	2,450
Sanat Barbar Growth Opportunities Fund [2]	0	2,450	0	2,450
Symphony All-Cap Core Fund [3]	0	2,450	0	2,450
Symphony Large-Cap Value Fund [3]	0	2,450	0	2,450
Symphony Mid-Cap Core Fund [3]	0	2,450	0	2,450
Symphony Small-Mid Cap Core Fund [3]	0	2,450	0	2,450
Tradewinds Global All-Cap Fund [3]	0	2,450	0	2,450
Symphony Large-Cap Growth Fund [4]	N/A	N/A	N/A	N/A
Tradewinds Global Resources Fund [4]	N/A	N/A	N/A	N/A

Total	$2,764

“Non-Audit Fees billed to Adviser” for both fiscal year ends represent “Tax Fees” billed to Adviser in their respective amounts from the previous table.

[2]	The funds commenced operations March 28, 2006.
[3]	The funds commenced operations May 31, 2006.
[4]	The funds commenced operations December 15, 2006.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date October 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date October 5, 2007

By (Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date October 5, 2007

*	Print the name and title of each signing officer under his or her signature.